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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-02735
-----------------------------------------------------------------

                       Elfun Tax-Exempt Fund
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/05
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.
Elfun Funds

Annual Report

December 31, 2006

[ELFUN FUNDS LOGO OMITTED]

Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                         1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

      ELFUN INTERNATIONAL EQUITY FUND                                        2

      ELFUN TRUSTS                                                          10

      ELFUN DIVERSIFIED FUND                                                16

      ELFUN TAX-EXEMPT INCOME FUND                                          38

      ELFUN INCOME FUND                                                     52

      ELFUN MONEY MARKET FUND                                               68

NOTES TO SCHEDULES OF INVESTMENTS                                           73

FINANCIAL STATEMENTS

   Financial Highlights                                                     75

   Statements of Assets and Liabilities                                     78

   Statements of Operations                                                 80

   Statements of Changes in Net Assets                                      82

   Notes to Financial Statements                                            84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     92

TAX INFORMATION                                                             93

ADVISORY AGREEMENT RENEWAL                                                  94

ADDITIONAL INFORMATION                                                      97

INVESTMENT TEAM                                                            100

SHAREHOLDER SERVICES                                                       103

------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Notes to Performance (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Funds' one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI
EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), and the Lehman Brothers Municipal Bond Index (LBMI) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. MSCI(R) EAFE(R) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. LB Aggregate is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. LBMI is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Elfun International Equity Fund
--------------------------------------------------------------------------------

THE ELFUN INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN (PICTURED BELOW), JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS OF FEBRUARY 1, 2007, PAUL NESTRO AND MAKOTO SUMINO WILL ASSUME MS. STUDER'S RESPONSIBILITIES IN THE FUND. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF WHICH PORTIONS MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve- month period ended December 31, 2006, the Elfun International Equity Fund returned 26.03%. The MSCI EAFE Index, the Fund's benchmark returned 26.34%, and the Fund's Lipper peer group of 203 International Large-Cap Core funds returned an average of 24.28% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong corporate results driven by increased sales, rising productivity and increased efficiency through cost reduction. Valuations had remained attractive even after several quarters of outstanding performance. Low interest rates had provided ample financing for mergers and acquisitions of high quality, cash-generating companies held in the Fund portfolio. Strong demand for commodities, notably energy products and base metals, had driven excellent returns in energy, oil services and mining holdings.

Q.    WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Strong gains in equity markets had been driven by expanding global GDP and rising demand in the new markets of emerging asian countries and the recovering economies of Europe and Japan. Despite rising rates, modest absolute levels facilitated healthy investment in growth and cross-border M&A. Also, rising commodity prices, while a concern of central bankers, had largely been shrugged off as other deflationary factors have muted their effect.

[PHOTO OMITTED]

PICTURED BOTTOM LEFT
RALPH R. LAYMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

Q.    WHICH STOCKS & SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The largest positive contributions to the Fund performance came from holdings in energy and telecom services. Oil companies such as Sinopec (China) and Petrobras (Brazil) made better than expected profits despite higher costs. In addition, builders of rigs and other equipment such as Acergy (Norway) and Saipem (Italy) benefited from enormous backlogs of demand.

      Holdings in Japan, especially financials such as Nomura Holdings, Mitsui Sumitomo Insurance and MUFJ (banking) and stocks in IT and industrials fell on disappointment with the lack of speedy development of the local economy.

Q.    DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A. The strong performance of energy holdings led to some sales, reducing their overall weight in the Fund portfolio. Similarly, belief that certain segments of the industrial economy are at an advanced stage led us to trim some late-cycle holdings. The proceeds from these transactions have been used to add to holdings in telecom services, for exposure to high growth markets, consumer staples, to take advantage of resurgent growth in previously ailing economies, and in utilities, where regulated returns have attracted substantial M&A funding.

Q.    WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Several stocks were eliminated from the portfolio during the year including ENI (Italy - energy) and Lukoil (Russia - energy) due to valuation. Others included Telefonica (Spain - telecom) for business reasons and Acom (Japan - consumer finance) for loss of market share to major banks.

      Major acquisitions included several in Japan taking advantage of poor performance: East Japan Railway, for its property holdings, Seven & I (food retail) for accelerating consumption, and Sekisui Chemicals (housing materials). Other additions included Syngenta (Switzerland - agricultural chemicals) and MTN (South Africa - telecom) for its rapid growth in an underdeveloped market.

Elfun International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

------------------------------------------------------------------------------
                           ACCOUNT VALUE AT    ACCOUNT VALUE       EXPENSES
                           THE BEGINNING OF    AT THE END OF     PAID DURING
                            THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
------------------------------------------------------------------------------
Actual Fund Return**           1,000.00          1,146.77            0.96

Hypothetical 5% Return
   (2.5% for the period)       1,000.00          1,024.01            0.92
------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      14.68%.

Elfun International Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                Elfun International Equity Fund         MSCI EAFE Index
                     (ending value $25,908)         (ending value $20,962)
12/96                       $10,000                         $10,000
12/97                        10,847                          10,177
12/98                        12,730                          12,212
12/99                        17,682                          15,505
12/00                        16,096                          13,309
12/01                        13,027                          10,432
12/02                        10,417                           8,769
12/03                        14,693                          12,153
12/04                        17,176                          14,614
12/05                        20,557                          16,592
12/06                        25,908                          20,962

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
-----------------------------------------------------------------------------
                                                          ONE    FIVE    TEN
                                                         YEAR    YEAR   YEAR
-----------------------------------------------------------------------------
Elfun International Equity Fund                         26.03%  14.74%  9.99%
MSCI EAFE Index                                         26.34%  14.98%  7.68%

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in equity securities of companies located in developed and developing countries outside the United States.

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
INTERNATIONAL LARGE-CAP CORE PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                                          ONE    FIVE    TEN
                                                         YEAR    YEAR   YEAR
Fund's rank in peer group:                                 48      12     10
Number of Funds in peer group:                            203     164     74
Peer group average annual total return:                 24.28%  12.31%  7.23%

--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

AS A % OF MARKET VALUE
-------------------------------------------------------------------------------

Roche Holding AG                                                        2.16%
-----------------------------------------------------------------------------
Nomura Holdings, Inc.                                                   1.90%
-----------------------------------------------------------------------------
Royal Bank of Scotland Group, PLC                                       1.85%
-----------------------------------------------------------------------------
Toyota Motor Corp.                                                      1.83%
-----------------------------------------------------------------------------
BHP Billiton PLC                                                        1.79%
-----------------------------------------------------------------------------
Mitsubishi UFJ Financial
Group, Inc.                                                             1.77%
-----------------------------------------------------------------------------
Saipem S.p.A.                                                           1.71%
-----------------------------------------------------------------------------
Koninklijke Philips
Electronics N.V.                                                        1.71%
-----------------------------------------------------------------------------
Mitsubishi Estate Company Ltd.                                          1.67%
-----------------------------------------------------------------------------
Nestle S.A. (Regd.)                                                     1.67%
-----------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN INTERNATIONAL EQUITY FUND      (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $437,378 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Continental Europe 39.5%
Japan 18.9%
Short-Term 13.3%
United Kingdom 12.9%
Emerging Asia 4.4%
Pacific Rim 4.3%
Latin America 3.3%
Canada 2.3%
Emerging Europe 1.1%

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.8%

Brambles Ltd.                            109,442   $    1,107(a)
Paladin Resources Ltd.                   301,143        2,113(a,j)
                                                        3,220

BRAZIL -- 1.3%

Petroleo Brasileiro S.A. ADR              55,379        5,137

CANADA -- 2.7%

Canadian National
   Railway Co.                            96,660        4,159(j)
EnCana Corp.                              11,504          531(j)
Potash Corp of Saskatchewan               38,788        5,566
                                                       10,256

CHINA -- 0.7%

China Petroleum &
   Chemical Corp.                      2,900,000        2,685(j)

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

DENMARK -- 0.5%

Group 4 Securicor PLC.                   517,170   $    1,903

EGYPT -- 0.6%

Orascom Construction
   Industries.                            47,629        2,301

FINLAND -- 1.7%

Nokia OYJ                                317,883        6,489

FRANCE -- 9.0%

Accor S.A.                                13,222        1,023(j)
AXA S.A.                                  90,882        3,676(j)
BNP Paribas                               65,120        7,097(j)
Carrefour S.A.                            16,828        1,019(j)
Credit Agricole S.A.                      54,053        2,271(j)
France Telecom S.A.                       14,096          389
Lagardere SCA (Regd.)                      8,360          672(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                     30,611        3,227
Renault S.A.                               3,071          369(j)
Sanofi-Aventis                            11,999        1,107
Suez S.A.                                 38,196        1,976
Total S.A.                                81,761        5,892(j)
Veolia Environnement                      79,120        6,093(j)
                                                       34,811

GERMANY -- 6.8%

Allianz AG (Regd.)                        18,064        3,686
BASF AG.                                  20,240        1,971
Bayer AG.                                 53,829        2,886
E.ON AG.                                  47,227        6,404
Linde AG.                                 35,913        3,706(j)
Metro AG.                                 27,485        1,751
RWE AG.                                   15,639        1,722
Siemens AG (Regd.)                        39,082        3,872
                                                       25,998

GREECE -- 0.4%

Hellenic Telecommunications
   Organization S.A.                      46,317        1,390

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND      (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

HONG KONG -- 1.6%

Hongkong Land Holdings Ltd.              507,997   $    2,022
Jardine Matheson
   Holdings Ltd.                          77,808        1,665
Sun Hung Kai Properties Ltd.             228,550        2,627
                                                        6,314

INDIA -- 1.2%

ICICI Bank Ltd. ADR                       98,623        4,117
Larsen & Toubro Ltd.                       6,829          223
Reliance Capital Ltd. ADR                  7,427          102(a,b)
                                                        4,442

ITALY -- 5.5%

Banca Intesa S.p.A.                      624,220        4,815(j)
ENI S.p.A.                                44,113        1,482
Saipem S.p.A.                            288,127        7,500
UniCredito Italiano S.p.A.               830,445        7,271
                                                       21,068

JAPAN -- 21.5%

Asahi Glass Company Ltd.                 241,014        2,892(j)
Bank of Yokohama Ltd.                    364,026        2,847
Chiyoda Corp.                            173,160        3,386(j)
East Japan Railway Co.                       600        4,003
Hoya Corp.                               121,100        4,716
Komatsu Ltd.                             163,150        3,307
Kubota Corp.                              88,000          814
Mitsubishi Estate
   Company Ltd.                          282,946        7,314
Mitsubishi Heavy
   Industries Ltd.                       142,000          645
Mitsubishi UFJ Financial
   Group, Inc.                               627        7,735
Mitsui Sumitomo Insurance
   Company Ltd.                          230,000        2,513
Nidec Corp.                               70,551        5,447(j)
Nomura Holdings, Inc.                    440,896        8,307(j)
Sekisui Chemical
   Company Ltd.                          362,988        2,891
Seven & I Holdings
   Company Ltd.                           98,200        3,049
Shiseido Company Ltd.                    186,000        4,027(j)

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

SMC Corp.                                 12,559   $    1,779
Sumitomo Realty &
   Development Company Ltd.               84,000        2,693
Toray Industries Inc.                    842,997        6,311
Toyota Motor Corp.                       120,092        8,023
                                                       82,699

MALAYSIA -- 0.1%

Malaysia International
   Shipping Corp. BHD                    145,018          366

MEXICO -- 0.7%

America Movil S.A. de C.V. ADR
   (Series L)                             62,656        2,833

NETHERLANDS -- 3.0%

ING Groep N.V.                            92,309        4,089
Koninklijke Philips
   Electronics N.V.                      198,759        7,488
                                                       11,577

NORWAY -- 2.9%

Acergy S.A.                              209,619        4,040(a)
Orkla ASA.                                23,389        1,326
Telenor ASA.                             317,243        5,974
                                                       11,340

SINGAPORE -- 2.4%

CapitaLand Ltd.                          865,000        3,495
Singapore
   Telecommunications Ltd.             2,731,870        5,840
                                                        9,335

SOUTH AFRICA -- 0.7%

MTN Group, Ltd.                          219,997        2,662

SOUTH KOREA -- 2.0%

Kookmin Bank                              50,953        4,104(a)
Samsung Electronics
   Company Ltd.                            5,560        3,665
                                                        7,769

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND      (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

SPAIN -- 1.5%

Banco Santander Central
   Hispano S.A. (Regd.)                  308,556   $    5,753

SWEDEN -- 1.9%

Sandvik AB                               306,752        4,460
Telefonaktiebolaget LM
   Ericsson (Series B)                   748,952        3,026
                                                        7,486

SWITZERLAND -- 11.6%

ABB Ltd. (Regd.)                         313,639        5,614
Adecco S.A. (Regd.)                       33,006        2,251
Credit Suisse Group, (Regd.)              91,558        6,394(h)
Holcim Ltd. (Regd.)                       21,649        1,981
Nestle S.A. (Regd.)                       20,573        7,298(h)
Novartis AG (Regd.)                      112,564        6,478
Roche Holding AG                          52,766        9,445
Swiss Reinsurance                         31,615        2,683
Syngenta AG (Regd)                        14,347        2,664
                                                       44,808

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing
   Company Ltd.                        1,913,663        3,964

UNITED KINGDOM -- 14.6%

BG Group, PLC                            190,235        2,580
BHP Billiton PLC                         429,075        7,848(h)
Diageo PLC                               215,937        4,237
GlaxoSmithKline PLC                      179,753        4,728(h)
Group 4 Securicor PLC                    503,508        1,853
Lloyds TSB Group, PLC                    322,003        3,602
National Grid PLC                         93,084        1,343
Prudential PLC                           331,380        4,537
Reed Elsevier PLC                        193,933        2,127
Rio Tinto PLC (Regd.)                     73,745        3,923
Royal Bank of Scotland
   Group, PLC                            207,640        8,099
Smiths Group, PLC                        134,689        2,614

                                          NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

Tesco PLC                                559,707   $    4,431
Vodafone Group, PLC                    1,566,448        4,338
                                                       56,260

TOTAL COMMON STOCK
   (COST $260,459)                                    372,866

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $5,057)                         244,313        6,413

TOTAL INVESTMENTS IN SECURITIES
   (COST $265,516)                                    379,279

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

GEI Short Term Investment Fund
5.56%                                  3,453,076        3,453(d,l)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 14.2%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                                 54,645,876       54,646(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $58,099)                                      58,099

TOTAL INVESTMENTS
   (COST $323,615)                                    437,378

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (13.5)%                             (51,860)
                                                   ----------

NET ASSETS -- 100.0%                               $  385,518
                                                   ==========

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND      (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun International Equity Fund had the following long futures contracts open at December 31, 2006:

                              NUMBER     CURRENT
                EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION        DATE      CONTRACTS    VALUE     APPRECIATION
--------------------------------------------------------------------------------

DJ Euro Stoxx
   Index Futures   March 2007    9       $  493       $  5

FTSE 100
   Index Futures   March 2007    2         243           2

Topix Index
   Futures         March 2007    2         282          14
                                                      ----
                                                      $ 21
                                                      ====

The Elfun International Equity Fund was invested in the following sectors at December 31, 2006:

SECTOR                                        PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                                                25.95%
Short-Term                                                                13.28%
Industrials                                                               11.18%
Materials                                                                  9.89%
Energy                                                                     7.31%
Information Technology                                                     6.24%
Consumer Discretionary                                                     5.90%
Consumer Staples                                                           5.90%
Telecommunication Services                                                 5.36%
Healthcare                                                                 4.98%
Utilities                                                                  4.01%
                                                                         ------
                                                                         100.00%
                                                                         ======

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Elfun Trusts
--------------------------------------------------------------------------------

THE ELFUN TRUSTS IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVEMONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Elfun Trusts returned 13.10%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 814 Large-Cap Core funds returned an average of 13.53% for the same period

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets had a strong year driven in part by mid-teens growth in earnings and dividends. However, the growth style of investing continued to lag -- the Russell 1000 Growth gained just +9.1% versus a gain of +22.3% for the Russell 1000 Value. 2006 marked the fourth consecutive year of positive equity returns, establishing the second-longest running bull market since 1928. However, this bull's average annual return of +17% versus an average of +38% for the past 20 bull markets ranked it dead last in terms of magnitude.

      During the year, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led broad market returns, while technology (+8.3%) and health care (+7.5%) trailed the S&P 500 by the widest margins. Given the sector leadership, it was not surprising that growth once again struggled against value.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The two largest sectors in the Elfun Trusts portfolio were technology and healthcare at 24% and 20%, respectively. Stock performance in these two sectors trailed the market. Notable gainers in tech included Cisco (+60%) and Intuit (+14%). But we had sizable declines in internet bellwethers Ebay and Yahoo. In healthcare, we had gains in Abbott Labs and Zimmer, and declines in Amgen and Lincare. Healthcare stocks were negatively affected in the market by nervousness over the change in Congress.

      In the consumer sectors, media stocks were strong, with strong performance from both Comcast (+63%) and Liberty Global (+32%). Worries about the strength of the consumer led to declines in Carnival Corp. and Home Depot.

      In the energy sector, we had nice gains in our holdings, but the energy weight was 7% versus a weight of 10% for the S&P 500. We continued to have no holdings in the utility industry.

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT
DAVID B. CARLSON

--------------------------------------------------------------------------------
                                                                             Q&A

Q.    WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO DURING THE YEAR?

A. There were no significant changes and turnover was relatively low. We continued to select stocks with long-term growth potential so as to minimize turnover and achieve long-term status in gains. The low turnover over many years has led to a large build-up of unrecognized gains. So even with low turnover, the turnover we have generates realized gains, which must be paid out each December.

      There were 58 stocks in the Fund portfolio. We continue to select stocks that we believe will grow at above-average rates for years into the future. We feel we have a list of high quality, industry leaders with strong financial characteristics.

Elfun Trusts
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

------------------------------------------------------------------------------
                           ACCOUNT VALUE AT    ACCOUNT VALUE      EXPENSES
                           THE BEGINNING OF    AT THE END OF     PAID DURING
                            THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
------------------------------------------------------------------------------
Actual Fund Return**           1,000.00          1,121.10           0.74
Hypothetical 5% Return
   (2.5% for the period)       1,000.00          1,024.21           0.71
------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.14% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      12.11%.

Elfun Trusts
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                              Elfun Trusts                       S&P 500
                         (ending value $23,240)          (ending value $22,442)
12/96                           $10,000                          $10,000
12/97                            13,086                           13,329
12/98                            16,088                           17,154
12/99                            19,264                           20,768
12/00                            20,399                           18,861
12/01                            19,178                           16,614
12/02                            15,360                           12,942
12/03                            18,884                           16,660
12/04                            20,383                           18,473
12/05                            20,547                           19,382
12/06                            23,240                           22,442

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                      ONE             FIVE           TEN
                      YEAR            YEAR           YEAR
--------------------------------------------------------------------------------
Elfun Trusts         13.10%           3.92%          8.80%
S&P 500              15.79%           6.20%          8.42%

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in equity securities of U.S. companies.

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
LARGE CAP CORE PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                              ONE           FIVE           TEN
                                              YEAR          YEAR           YEAR

Fund's rank in peer group:                     473           407             36
Number of Funds in peer group:                 814           583            251
Peer group average annual total return:      13.53%         4.83%          6.87%

--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
State Street Corp. (e)                                                     4.28%
--------------------------------------------------------------------------------
Dover Corp.                                                                3.97%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                                                    3.70%
--------------------------------------------------------------------------------
Amgen, Inc.                                                                3.60%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                          3.46%
--------------------------------------------------------------------------------
Carnival Corp.                                                             3.31%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            3.18%
--------------------------------------------------------------------------------
Home Depot, Inc.                                                           2.97%
--------------------------------------------------------------------------------
Molex, Inc. (Class A)                                                      2.86%
--------------------------------------------------------------------------------
SLM Corp.                                                                  2.84%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN TRUSTS                         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

ELFUN TRUSTS
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $2,298,303 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Information Technology 23.3%
Consumer Discretionary 20.0%
Financials 19.0%
Healthcare 18.0%
Energy 7.3%
Industrials 4.1%
Consumer Staples 2.9%
Materials 2.7%
Short - Term 1.7%
Telecommunication Services 1.0%

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.2%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.0%

Bed Bath & Beyond, Inc.                           950,000   $   36,195 (a)
Carnival Corp.                                  1,550,000       76,027
Comcast Corp. (Class A)                         2,030,000       85,016 (a)
Home Depot, Inc.                                1,700,000       68,272
Liberty Global, Inc. (Series C)                 2,300,000       64,400 (a)
Liberty Media Holding Corp -
   Capital (Series A)                             460,000       45,071 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                       2,275,000       49,072 (a)
News Corp. (Class A)                              750,000       16,110
Target Corp.                                      340,000       19,397
                                                               459,560

CONSUMER STAPLES -- 2.9%

Colgate-Palmolive Co.                             240,000       15,658
PepsiCo, Inc.                                     810,000       50,665
                                                                66,323

ENERGY -- 7.2%

Baker Hughes Incorporated                         200,000       14,932
Exxon Mobil Corp.                                 760,000       58,239

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Schlumberger Ltd.                               1,260,000   $   79,582
Transocean Inc.                                   175,000       14,156 (a)
                                                               166,909

FINANCIALS -- 19.0%

AFLAC Incorporated                                620,000       28,520
Alleghany Corp.                                    37,884       13,775 (a)
American International
   Group, Inc.                                    250,000       17,915
Berkshire Hathaway, Inc.
   (Class B)                                       14,000       51,324 (a)
CB Richard Ellis Group, Inc.
   (Class A)                                    1,050,000       34,860 (a)
Citigroup, Inc.                                 1,000,000       55,700
Federal National
   Mortgage Assoc.                              1,070,000       63,547
Metlife, Inc.                                     130,000        7,671
SLM Corp.                                       1,340,000       65,352
State Street Corp.                              1,460,000       98,462 (e)
                                                               437,126

HEALTHCARE -- 18.0%

Abbott Laboratories                               480,000       23,381
Amgen, Inc.                                     1,210,000       82,655 (a)
DENTSPLY International, Inc.                       80,000        2,388
Gilead Sciences, Inc.                              60,000        3,896 (a)
Johnson & Johnson                                 750,000       49,515
Lincare Holdings Inc.                           1,450,000       57,768 (a)
Medtronic Inc.                                    780,000       41,738
Pfizer Inc.                                     1,100,000       28,490
UnitedHealth Group, Inc.                        1,150,000       61,789
Wyeth                                             280,000       14,258
Zimmer Holdings, Inc.                             610,000       47,812 (a)
                                                               413,690

INDUSTRIALS -- 4.1%

Dover Corp.                                     1,860,000       91,177
Stericycle, Inc.                                   35,000        2,642 (a)
                                                                93,819
INFORMATION TECHNOLOGY -- 23.3%

Analog Devices, Inc.                              650,000       21,365
Automatic Data
   Processing, Inc.                               680,000       33,490
Checkfree Corp.                                   130,000        5,221 (a)
Cisco Systems, Inc.                             2,150,000       58,760 (a)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TRUSTS                         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

eBay, Inc.                                        875,000   $   26,311 (a)
Fidelity National Information
   Services, Inc.                                  80,000        3,207
First Data Corp.                                1,200,000       30,624 (h)
Intuit Inc.                                     1,670,000       50,952 (a)
Iron Mountain Incorporated                        125,000        5,167 (a)
Linear Technology Corp.                           370,000       11,218
Microsoft Corp.                                 2,450,000       73,157
Molex, Inc. (Class A)                           2,370,000       65,649
NAVTEQ Corp.                                      110,000        3,847 (a)
Paychex, Inc.                                     800,000       31,632
QUALCOMM, Inc.                                    600,000       22,674
Western Union Co.                               2,480,000       55,602
Yahoo! Inc.                                     1,470,000       37,544 (a)
                                                               536,420

MATERIALS -- 2.7%

Monsanto Co.                                    1,200,000       63,036

TELECOMMUNICATION SERVICES -- 1.0%

American Tower Corp.
   (Class A)                                      100,000        3,728 (a)
Vodafone Group, PLC ADR                           700,000       19,446
                                                                23,174

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,429,040)                                         2,260,057

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 1.6%

GEI Short Term Investment Fund
5.56%
   (COST $38,246)                              38,246,133       38,246 (d,l)

TOTAL INVESTMENTS
   (COST $1,467,287)                                         2,298,303

OTHER ASSETS AND LIABILITIES,
   NET -- 0.2%                                                   3,721
                                                            ----------
NET ASSETS -- 100.0%                                        $2,302,024
                                                            ==========

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Elfun Diversified Fund
--------------------------------------------------------------------------------

THE ELFUN DIVERSIFIED FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS LED BY CHRISTOPHER D. BROWN, PAUL M. COLONNA AND RALPH R. LAYMAN. EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. BROWN MANAGES THE U.S. EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THIS FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THIS FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Elfun Diversified Fund returned 14.60%. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 15.79% and 4.33%, respectively. The Fund's Lipper peer group of 591 mixed asset target allocation growth funds returned an average of 11.98% for the same period.

[PHOTO OMITTED]

PICTURED FROM BOTTOM LEFT TO RIGHT
CHRISTOPHER D. BROWN, PAUL M. COLONNA AND RALPH R. LAYMAN

--------------------------------------------------------------------------------
                                                                             Q&A

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Investments Elfun Diversified Fund for the twelve-month period ended December 31, 2006 was primarily driven by the Fund's overweight position in equities (particularly non- U.S.) and underweight position in fixed income.

      U.S. EQUITY
      --------------------------------------------------------------------------

      For the year, the Dow Jones Industrial Average posted a +19.1% total return, its best annual gain since 2003 and at 12,463, near an all-time high. The S&P 500 ended the year +15.8%, at a level unseen for the past six years, and the Russell 1000 gained +15.5%. The Russell 2000 (+18.4%) outpaced the larger cap indices, and while the tech-heavy NASDAQ Composite (+9.5%) lagged, it still turned in a respectable absolute return. Following solid gains in the third quarter, the U.S. Equity markets continued to rally throughout the fourth quarter of 2006, with each of the broad market indices making strong advances. Investors enjoyed a remarkable second half rally bolstered by declining oil prices, continued profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening.

      During the year, rising markets lifted all S&P 500 sectors. For the 12-month period, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led annual index returns, while technology (+8.3%) and healthcare (+7.5%) trailed the benchmark by the widest margins.

      For the eighth consecutive year, small-caps outperformed large-caps, but this year by a narrower margin. For the year, value once again outperformed growth as the Russell 1000 Value returned +22.3% vs. +9.1% for the Russell 1000 Growth. However, mutual fund flows piled into growth during the fourth quarter, potentially a result of a mild valuation advantage over value. We believe we may be at an inflection point for growth to overtake value in the year ahead.

      A slowing housing market did little to squelch consumers' perceptions of their wealth, given cheaper fuel prices they still felt inclined to spend. Lower fuel costs also alleviated margin pressure for corporations and contributed to profit strength for U.S. companies. If one thing surprised us in the U.S. equity landscape in 2006, it was the amazing vitality of corporate earnings. The year witnessed a fourth year of double-digit profit gains for the S&P 500 and according to Thompson Financial, analysts estimated that S&P 500 earnings rose +14.4% in 2006. As companies continued to operate at peak margin levels, the year's market returns kept a better pace with earnings growth. We might expect earnings growth to moderate in 2007 back into the high single-digit range as the economy cools. However, a continuation of the mid-cycle slowdown environment should favor large, high-quality, multinational players, as these companies have the greatest exposure to non-U.S. sources of revenue. In addition to robust corporate earnings, 2006 was also marked by tremendous deal-making activity, with $3.79 trillion of global M&A volume, a 38% increase over 2005. The year's brisk M&A activity was driven by private equity, with $738 billion in buyout volume more than doubling the previous record and comprising approximately 20% of overall M&A volume.

      Despite outperforming for the majority of the year, the last couple of months were challenging for the U.S. Disciplined Growth Equity portion of the Fund, which resulted in this strategy modestly trailing its benchmark for the year. The key sectors detracting from performance were financials, telecom services,

Elfun Diversified Fund
--------------------------------------------------------------------------------

and utilities. Sectors adding most to Fund performance included information technology, energy, materials, and consumer staples. The philosophy of the Disciplined Growth Equity strategy remains unchanged which is to focus on fundamental, bottom-up stock selection to identify high quality companies that have the ability to produce above average earnings growth for the foreseeable future.

OUTLOOK

As we look ahead, we are constructive on the opportunities within the U.S. equity market, as we believe several factors could support continued upside for stocks. These include valuation, which is still attractive with the S&P 500 forward price-to-earnings ratio at 15.8x and in the low end of its ten-year range. We believe that the multiple expansions we witnessed in the fourth quarter could persevere into 2007, underpinned by lower core inflation and a less inverted yield curve. In addition, the attractive absolute returns and momentum from 2006 could coax some investors off of the sidelines and increase appetite for U.S. stocks. Finally, liquidity remains strong, leading us to expect a continuation of strong M&A and buyout activity that could send markets higher.

Despite our positive outlook, we recognize the risks that exist, including geopolitical uncertainty and terrorism. Although oil prices remain flat year-over-year and demand conditions are benign, the aforementioned risks could cause a harmful spike in energy prices if they came to pass. We continue to watch the U.S. housing market for signs of distress, which could weigh on the economy and the stock market. To date, however, the housing correction has been orderly, and reports late in the year suggested that housing has stabilized. Finally, we are cognizant of the weakening dollar, and would be concerned if it leads to higher inflation and a rise in interest rates. In the meantime, however, a weaker dollar could be wind in the sails of the U.S. multinationals in which we are actively invested. Overall, at year-end the underlying fundamentals appeared solid - from inflation to interest rates and valuations.

INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

Last year was a period of highs and lows, starting strong, fading in the second and third quarters, and finishing off with a flourish. Throughout the period, volatility of news flow was as much a factor as volatility of prices. Last year we worried about avian flu, Iran's nuclear ambitions, and the election of a Hamas government in Palestine. Iraq has gone from very bad to much worse, a war has been fought in Lebanon, North Korea has developed missile technology, Russia has rattled gaseous and oily sabres at Ukraine and Belarus (and by extension, Western Europe) and NE Africa is a humanitarian disaster.

So how did the markets survive these issues not only unscathed but with the second best absolute performance in the last four years of double-digit returns? The answer lies in low interest rates, despite multiple hikes from central banks around the world; continued improvements in productivity that allowed smart companies to offset higher commodity costs and remain competitive; attractive valuations, despite several quarters of gains; and massive amounts of liquidity sitting in private equity and leveraged buyout funds, lining up to take advantage of the positive spread between cash flow yields and borrowing costs.

The index saw a wide range of performances not correlated to defensive or cyclical biases but based on sheer cash generation and/or attractiveness to

--------------------------------------------------------------------------------
                                                                             Q&A

the managers of the M&A funds that dominate the landscape. While several sectors (financials, telecom services, industrials, and consumer discretionary) were clustered around the EAFE benchmark return of 26.3%, the outliers were interesting for their variety. Utilities led the way, up 48.6% driven by M&A pursuing regulated returns; materials gained 35.0%; and consumer staples rose 29.6%. Laggards included information technology, up 12.8% as pricing concerns overwhelmed strong volume growth, healthcare, up 16.6% on pipeline concerns; and energy, up 19.8% as profit growth slowed. For the portfolio, the gains were principally through stock selection in energy and telecom services while negative attribution stemmed from holdings in financials, industrials, and IT. Negative attribution also came largely from holdings in Japan, where uncertain progress in the economy outweighed the success enjoyed by many major companies.

OUTLOOK

After four years of double-digit returns in the developed international equity markets there is a degree of uncertainty as we stride into 2007. Negative factors include the potential for further increases in rates, the risk of a major slowdown in the U.S. based on weakness in housing, further deterioration in Middle East geopolitics, and accelerated weakness in the dollar. Uncertainties lie in politics and changes looming in France, the U.K., and Japan. The consumer's behavior in the recovering markets of Europe and Japan will be key, and the price of oil will be just one of the variables that will affect consumer sentiment in the months ahead.

Perhaps most vital to our financial markets, however, is the maintenance of liquidity, the fuel that has powered the increase in asset prices for the last few years. Against this backdrop we have a low interest rate environment, a corporate sector that is generating greater cash returns than in any previous period, rising demand throughout the world, and technological developments that offer new opportunities in this fast changing environment.

The portfolio continues to believe in the upward trend of commodity prices in a high-demand world, subject, of course, to periods of volatility and uncertainty. Japan is embarking on a new period of growth in a hesitant, nervous fashion but the signs are clear that the economy is improving. Domestic Japanese companies offering services and products to the population have better times ahead. The industrial sector, especially capital goods, can benefit from the huge amount of infrastructure investment needed around the world today and banks can finance increased business investment and personal borrowing in those parts of the world where such activity is relatively light. Pharmaceutical companies might struggle against new legislation from a Democratic U.S. Congress but the benefits for the best R&D and most efficacious products will still be there. In short, this continues to be a stock picker's market.

FIXED INCOME
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index finished 2006 with a total return of 4.3%. In a year of mild returns, investors were rewarded for taking non-interest rate risk (credit, securitized). The investment grade credit market finished the year strong with a total return of 4.3%. The U.S. Treasury Index returned 3.1% and government agency securities posted a return of 4.4% for the year. The best performing sectors were high yield and emerging market debt, returning 11.9% and 9.9%, respectively.

Elfun Diversified Fund
--------------------------------------------------------------------------------
                                                                             Q&A

Treasury yields moved up then down over the course of 2006, reflecting investor reaction to economic data and dynamic sentiment around future Fed policy moves. The Federal Reserve under Ben Bernanke's leadership continued to raise the fed funds rate in the first half of 2006, stopping in June at 5.25%. Although it kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks despite economic growth slowed by weakness in the housing and auto markets. Interest rates did back up in 2006 with yields on the 2-year and 10-year note ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Fixed income performance benefited from the allocation in high yield and emerging market debt securities. The overweight in BBB-rated corporate bonds also contributed positively. Some value was also obtained from yield curve positioning while the contribution from tactical duration moves was neutral.

OUTLOOK

The Fed continues to plainly state that its view favors a moderate expansion ahead and that inflation risks remain, which may warrant "additional firming" of policy. While the Fed appears to be biased toward further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. We also expect the Fed Funds rate will be lower by the end of 2007 with timing dependent on economic data. This view is based primarily on our analysis of the real funds rate, housing prices, and the yield curve, which puts the chance of recession around 50%. Our strongest conviction on interest rates looks for a steeper yield curve most likely driven by lower short-term rates as economic growth disappoints. If, however, a moderate expansion does occur and inflation edges up as suggested by the Fed, we could still see a steeper yield curve through higher long-term rates. Our focus in early 2007 will be toward reducing the portfolio overweight in BBB-rated companies, which we view as holding higher event risk, opting for a higher quality credit portfolio. Although we expect good liquidity and defaults to remain low in 2007, we could see a higher level of defaults moving into 2008. This will place a higher premium on issuer selection and test credit analysis going forward.

Emerging market returns in early 2007 will be influenced by U.S. Treasury behavior and risk aversion expressed in the equity markets. The environment for emerging market debt should remain supportive driven by the benign global economic backdrop, ample liquidity, and buoyant commodity prices.

Elfun Diversified Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

-------------------------------------------------------------------------------------
                                ACCOUNT VALUE AT    ACCOUNT VALUE        EXPENSES
                                THE BEGINNING OF    AT THE END OF       PAID DURING
                                 THE PERIOD ($)     THE PERIOD ($)    THE PERIOD ($)*
-------------------------------------------------------------------------------------
Actual Fund Return**                1,000.00           1,111.64            0.99

Hypothetical 5% Return
   (2.5% for the period)            1,000.00           1,023.98            0.95
-------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.19% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      11.16%.

Elfun Diversified Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

          Elfun Diversified Fund          S&P 500            LB Aggregate Bond
          (ending value $23,193)   (ending value $22,442  (ending value $18,312)
12/96            $10,000                  $10,000                $10,000
12/97             11,858                   13,329                 10,965
12/98             13,890                   17,154                 11,918
12/99             15,840                   20,768                 11,820
12/00             16,705                   18,861                 13,194
12/01             16,249                   16,614                 14,308
12/02             14,763                   12,942                 15,776
12/03             17,900                   16,660                 16,423
12/04             19,456                   18,473                 17,136
12/05             20,238                   19,382                 17,552
12/06             23,193                   22,442                 18,312

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                   ONE         FIVE        TEN
                                                   YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
Elfun Diversified Fund                            14.60%       7.38%       8.78%
S&P 500                                           15.79%       6.20%       8.42%
LB Aggregate Bond                                  4.33%       5.06%       6.24%

INVESTMENT PROFILE

A fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital by investing primarily in a combination of U.S. and foreign equity securities, and investment-grade debt securities.

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
BALANCED PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                                          ONE     FIVE    TEN
                                                          YEAR    YEAR    YEAR

Fund's rank in peer group:                                  88      76      35
Number of Funds in peer group:                             591     350     195
Peer group average annual total return:                  11.98%   6.15%   7.19%

--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes,
4.63%, 11/30/08 - 11/15/16                                                 4.31%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          2.73%
--------------------------------------------------------------------------------
American International
Group, Inc.                                                                2.08%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.06%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              1.93%
--------------------------------------------------------------------------------
Wyeth                                                                      1.87%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        1.69%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                1.56%
--------------------------------------------------------------------------------
The Coca-Cola Co.                                                          1.51%
--------------------------------------------------------------------------------
Bank of America Corp.                                                      1.51%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $306,910 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Domestic Equity 53.5%
Bonds and Notes 22.6%
Foreign Equity 18.0%
Short-Term & Others 5.9%

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 56.2%
--------------------------------------------------------------------------------

COMMON STOCK -- 56.2%

CONSUMER DISCRETIONARY -- 8.3%

Bed Bath & Beyond, Inc.                            61,053   $    2,326 (a,h)
Carnival Corp.                                     58,029        2,846 (h,j)
Comcast Corp. (Class A)                            96,776        4,053 (a,j)
Home Depot, Inc.                                   80,044        3,215
Liberty Global, Inc. (Series C)                    38,474        1,077 (a)
Liberty Media Holding Corp -
   Capital (Series A)                              22,273        2,182 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                         111,365        2,402 (a)
Omnicom Group, Inc.                                19,911        2,081
Staples, Inc.                                      48,938        1,307
Target Corp.                                       19,910        1,136
Viacom Inc. (Class B)                              21,569          885 (a)
                                                                23,510

CONSUMER STAPLES -- 5.8%

Clorox Co.                                         24,886        1,596
Colgate-Palmolive Co.                              64,660        4,218

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

PepsiCo, Inc.                                      94,565   $    5,915
The Coca-Cola Co.                                  96,229        4,643
                                                                16,372

ENERGY -- 5.2%

EOG Resources, Inc.                                19,908        1,243
Exxon Mobil Corp.                                 109,156        8,365
Halliburton Co.                                    29,866          927
Schlumberger Ltd.                                  66,364        4,192
                                                                14,727

FINANCIALS -- 9.7%

AFLAC Incorporated                                 35,173        1,618 (h)
Alleghany Corp.                                       951          346 (a,j)
American International
   Group, Inc.                                     88,929        6,373
Bank of America Corp.                              86,818        4,635
Citigroup, Inc.                                    26,546        1,479
Everest Re Group, Ltd.                             11,699        1,148
Federal National
   Mortgage Assoc.                                 51,924        3,084
HCC Insurance Holdings, Inc.                       25,347          813
Mellon Financial Corp.                             38,159        1,608
Metlife, Inc.                                      25,880        1,527
State Street Corp.                                 43,139        2,909 (e)
SunTrust Banks, Inc.                               22,564        1,906
                                                                27,446

HEALTHCARE -- 9.2%

Abbott Laboratories                                88,265        4,299
Advanced Medical Optics, Inc.                       6,952          245 (a,j)
Aetna, Inc.                                        53,089        2,292
Amgen, Inc.                                        63,045        4,307 (a)
Lincare Holdings Inc.                              54,086        2,155 (a)
Medtronic Inc.                                     41,475        2,219
Pfizer Inc.                                       184,889        4,789
Wyeth                                             112,819        5,745
                                                                26,051

INDUSTRIALS -- 3.6%

Corinthian Colleges, Inc.                          30,710          419 (a,j)
Dover Corp.                                        76,311        3,741
Southwest Airlines Co.                            128,020        1,961

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Tyco International Ltd.                            72,889   $    2,216
United Technologies Corp.                          27,541        1,722
                                                                10,059

INFORMATION TECHNOLOGY -- 13.4%

Activision, Inc.                                   39,818          686 (a)
Analog Devices, Inc.                               32,187        1,058
Automatic Data Processing, Inc.                    49,110        2,419
Checkfree Corp.                                     9,955          400 (a)
Cisco Systems, Inc.                               189,346        5,175 (a)
Dell, Inc.                                         26,547          666 (a)
eBay, Inc.                                         10,950          329 (a)
EMC Corp.                                         101,240        1,336 (a)
Fidelity National Information
   Services, Inc.                                  22,564          905
First Data Corp.                                   66,370        1,694
Intel Corp.                                        66,365        1,344
Intuit Inc.                                        58,599        1,788 (a)
Microsoft Corp.                                   212,108        6,334
Molex, Inc. (Class A)                             106,847        2,960
Oracle Corp.                                      242,231        4,152 (a)
Paychex, Inc.                                      30,526        1,207
Western Union Co.                                 132,730        2,976
Yahoo! Inc.                                        95,000        2,426 (a)
                                                                37,855

MATERIALS -- 1.0%

Monsanto Co.                                       55,905        2,937

TOTAL COMMON STOCK
   (COST $131,683)                                             158,957

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%*
--------------------------------------------------------------------------------

KeyCorp Capital
   (COST $60)                                       2,400           61 (a)
TOTAL DOMESTIC EQUITY
   (COST $131,743)                                             159,018

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

FOREIGN EQUITY -- 19.5%
--------------------------------------------------------------------------------

COMMON STOCK -- 19.2%

CONSUMER DISCRETIONARY -- 1.3%

Accor S.A.                                          1,894   $      147 (j)
Koninklijke Philips
   Electronics N.V.                                28,475        1,073
Lagardere SCA (Regd.)                               1,197           96 (j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                               4,384          462 (j)
Reed Elsevier PLC                                  27,777          305
Renault S.A.                                          439           53
Sekisui Chemical Company Ltd.                      55,998          446
Toyota Motor Corp.                                 17,246        1,152
                                                                 3,734

CONSUMER STAPLES -- 1.3%

Carrefour S.A.                                      2,410          146 (j)
Diageo PLC                                         30,884          606
Metro AG                                            3,941          251
Nestle S.A. (Regd.)                                 2,946        1,045
Seven & I Holdings Company Ltd.                    14,100          438 (j)
Shiseido Company Ltd.                              26,000          563 (j)
Tesco PLC                                          80,166          635
                                                                 3,684

ENERGY -- 1.6%

Acergy S.A.                                        29,983          578 (a)
BG Group, PLC                                      27,243          369
China Petroleum &
   Chemical Corp.                                 416,000          385
EnCana Corp.                                        1,648           76 (j)
ENI S.p.A.                                          6,303          212
Paladin Resources Ltd.                             43,179          303 (a,j)
Petroleo Brasileiro S.A. ADR                        7,983          740
Saipem S.p.A.                                      41,281        1,075 (j)
Total S.A.                                         11,710          844 (j)
                                                                 4,582

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 5.8%

Allianz AG (Regd.)                                  2,588   $      528
AXA S.A.                                           13,017          526 (j)
Banca Intesa S.p.A.                                89,442          690 (j)
Banco Santander Central
   Hispano S.A. (Regd.)                            44,197          824 (j)
Bank of Yokohama Ltd.                              52,605          411
BNP Paribas                                        10,537        1,148 (j)
CapitaLand Ltd.                                   125,000          505
Credit Agricole S.A.                                7,738          325 (j)
Credit Suisse Group, (Regd.)                       13,115          916
Hongkong Land Holdings Ltd.                        71,999          287
ICICI Bank Ltd. ADR                                 8,509          355
ING Groep N.V.                                     13,223          586
Jardine Matheson Holdings Ltd.                     11,307          242
Kookmin Bank                                        7,297          588 (a)
Lloyds TSB Group, PLC                              46,125          516
Mitsubishi Estate Company Ltd.                     40,982        1,059
Mitsubishi UFJ Financial
   Group, Inc.                                         97        1,197
Mitsui Sumitomo Insurance
   Company Ltd.                                    32,000          350
Nomura Holdings, Inc.                              63,099        1,189 (j)
Prudential PLC                                     47,477          650
Reliance Capital Ltd. ADR                           1,221           17 (a,b)
Royal Bank of Scotland
   Group, PLC                                      29,751        1,160
Sumitomo Realty & Development
   Company Ltd.                                    12,000          385 (j)
Sun Hung Kai Properties Ltd.                       33,177          381
Swiss Reinsurance                                   4,621          392
UniCredito Italiano S.p.A.                        133,036        1,165
                                                                16,392

HEALTHCARE -- 1.1%

GlaxoSmithKline PLC                                25,735          677
Novartis AG (Regd.)                                17,246          992
Roche Holding AG                                    7,559        1,353
Sanofi-Aventis                                      1,716          158
                                                                 3,180

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 2.5%

ABB Ltd. (Regd.)                                   44,916   $      804
Adecco S.A. (Regd.)                                 4,728          322
Asahi Glass Company Ltd.                           34,003          408 (j)
Brambles Ltd.                                      15,654          158 (a)
Canadian National Railway Co.                      13,848          596 (j)
Chiyoda Corp.                                      25,369          496 (j)
East Japan Railway Co.                                 87          580
Group 4 Securicor PLC                              72,123          265
Group 4 Securicor PLC                              74,080          273
Komatsu Ltd.                                       23,358          473
Kubota Corp.                                       13,000          120
Larsen & Toubro Ltd.                                  687           22
Malaysia International
   Shipping Corp. BHD                              20,802           52
Mitsubishi Heavy
   Industries Ltd.                                 20,000           91
Orascom Construction
   Industries                                       6,690          323
Orkla ASA                                           3,355          190
Sandvik AB                                         43,547          633
Siemens AG (Regd.)                                  5,595          554
SMC Corp.                                           1,797          255
Smiths Group, PLC                                  19,290          374
                                                                 6,989

INFORMATION TECHNOLOGY -- 1.4%

Hoya Corp.                                         17,400          678
Nidec Corp.                                        10,158          784 (j)
Nokia OYJ                                          45,539          930
Samsung Electronics
   Company Ltd.                                       800          527
Taiwan Semiconductor
   Manufacturing Company Ltd.                     274,558          569
Telefonaktiebolaget LM
   Ericsson (Series B)                            107,284          433
                                                                 3,921

MATERIALS -- 1.9%

BASF AG                                             2,897          282
Bayer AG                                            7,718          414
BHP Billiton PLC                                   61,448        1,124

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Holcim Ltd. (Regd.)                                 3,087   $      282
Linde AG                                            5,145          531
Potash Corp of Saskatchewan                         5,559          798
Rio Tinto PLC (Regd.)                              10,561          562
Syngenta AG (Regd)                                  2,057          382
Toray Industries Inc.                             121,999          913 (j)
                                                                 5,288

TELECOMMUNICATION SERVICES -- 1.4%

America Movil S.A. de C.V.
   ADR (Series L)                                   9,051          409
France Telecom S.A.                                 2,017           56
Hellenic Telecommunications
   Organization S.A.                                6,660          200
MTN Group, Ltd.                                    31,545          382
Singapore
   Telecommunications Ltd.                        391,390          837
Telenor ASA                                        45,463          856
Vodafone Group, PLC                               224,805          623
Vodafone Group, PLC ADR                            26,551          738
                                                                 4,101

UTILITIES -- 0.9%

E.ON AG                                             6,764          917
National Grid PLC                                  13,341          192
RWE AG                                              2,243          247
Suez S.A.                                           5,477          283
Veolia Environnement                               11,331          873 (j)
                                                                 2,512

TOTAL COMMON STOCK
   (COST $38,112)                                               54,383

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $618)                                     34,841          915

TOTAL FOREIGN EQUITY
   (COST $38,730)                                               55,298

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 24.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.5%

U.S. Treasury Bonds
4.50%    02/15/36                              $    1,270   $    1,209
U.S. Treasury Inflation
   Indexed Bonds
2.00%    01/15/16                                     417          403 (h,p)
3.50%    01/15/11                                     788          821 (h,p)
U.S. Treasury Notes
4.63%    11/30/08 - 11/15/16                       13,280       13,239
                                                                15,672

AGENCY MORTGAGE BACKED -- 5.7%

Federal Home Loan
   Mortgage Corp.
4.50%      06/01/33 - 02/01/35                        146          136 (h)
5.00%      07/01/35 - 10/01/35                        901          869 (h)
5.50%      05/01/20                                    18           18 (h)
6.00%      04/01/17 - 05/01/35                        451          454 (h)
6.50%      01/01/27 - 09/01/36                        394          402 (h)
7.00%      10/01/16 - 08/01/36                        134          137 (h)
7.50%      11/01/09 - 09/01/33                         55           59 (h)
8.00%      07/01/26 - 11/01/30                         11           11 (h)
8.50%      04/01/30 - 05/01/30                         33           35 (h)
Federal National Mortgage Assoc.
4.00%      05/01/19 - 06/01/19                        131          123 (h)
4.50%      05/01/18 - 02/01/35                        959          918 (h)
5.00%      06/01/20 - 08/01/35                        795          770 (h)
5.02%      07/01/35                                   340          338 (i)
5.11%      08/01/35                                   213          214 (i)
5.50%      04/01/14 - 08/01/35                        641          641 (h)
6.00%      02/01/14 - 10/01/36                        804          807 (h)
6.50%      12/01/14 - 08/01/36                      1,322        1,350 (h)
7.00%      01/01/16 - 06/01/36                        295          307 (h)
7.50%      12/01/09 - 03/01/34                        108          111 (h)
8.00%      12/01/11 - 11/01/33                        104          108 (h)
8.50%      05/01/30 - 05/01/31                          7            7 (h)
9.00%      06/01/09 - 12/01/22                         64           67 (h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

5.00%      TBA                                 $    2,150   $    2,087 (c)
5.50%      TBA                                      3,760        3,728 (c)
6.00%      TBA                                        143          144 (c)
6.50%      TBA                                        695          708 (c)
Government National
   Mortgage Assoc.
4.50%      08/15/33 - 09/15/34                        229          216 (h)
5.00%      08/15/33                                    60           59 (h)
6.00%      04/15/30 - 09/15/36                        100          102 (h)
6.50%      06/15/24 - 07/15/36                        145          150 (h)
7.00%      03/15/12 - 10/15/36                        179          185 (h)
7.50%      07/15/23 - 04/15/28                         43           45 (h)
8.00%      05/15/30                                     2            2 (h)
8.50%      10/15/17                                    51           54 (h)
9.00%      11/15/16 - 12/15/21                         47           51 (h)
5.50%      TBA                                        750          746 (c)
                                                                16,159

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%

Collateralized Mortgage
   Obligation Trust (Class B)
6.00%    11/01/18                                       4            3 (d,f,h)
Federal Home Loan
   Mortgage Corp.
1.30%      10/15/18                                   193           11 (g,h,i)
1.80%      12/15/30                                   408           19 (g,h,i)
2.43%      09/15/36                                   272           23 (g,i)
3.20%      10/15/33                                    80           62 (h,i)
3.94%      12/15/33                                    50           41 (h,i)
4.00%      02/15/21                                   108           16 (g)
4.50%      04/15/13 - 12/15/20                        712           91 (g,h)
4.50%      05/15/17 - 11/15/19                        175          166 (h)
5.00%      05/15/20 - 02/15/35                      1,013          948 (h)
5.00%      12/15/13 - 12/01/34                      2,328          442 (g,h)
5.04%      06/15/33                                   281          273 (h,i)
5.50%      10/15/34                                    66           66 (h)
5.50%      04/15/17 - 06/15/33                        270           41 (g,h)
7.50%      01/15/16                                    20           21 (h)
7.50%      07/15/27                                    46            9 (g,h)
8.00%      04/15/20                                     2            2 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

8.00%      02/01/23 - 07/01/24                 $       10   $        2 (g,h)
18.20%     09/25/43                                   602            6 (d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
5.94%      08/01/27                                     2            2 (d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 1)
4.23%      11/01/34                                    81           62 (d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 2)
7.50%      11/01/23                                    93           24 (g,h)
8.00%      08/01/23 - 07/01/24                         19            4 (g,h)
8.50%      03/01/17 - 07/25/22                          8            1 (g,h)
9.00%      05/25/22                                     4            1 (g,h)
Federal National Mortgage Assoc.
1.19%      12/25/42                                   165            3 (g,h,i)
1.85%      06/25/36 - 12/25/36                      2,139          151 (g,i)
2.15%      05/25/18                                   923           61 (g,h,i)
2.25%      09/25/42                                   443           24 (g,h,i)
2.30%      04/25/17 - 10/25/17                        208           13 (g,h,i)
2.35%      08/25/16                                    46            2 (g,h,i)
2.75%      06/25/42                                   109            7 (g,h,i)
3.50%      09/25/31                                    93           86 (h,i)
4.00%      02/25/28                                    10           10 (h)
4.50%      05/25/18                                    64            6 (g,h)
4.50%      12/25/19                                    50           46 (h)
4.75%      11/25/14                                    43            3 (g,h)
5.00%      02/25/32                                    34            3 (g,h)
5.00%      03/25/35                                    75           70 (h)
5.50%      07/25/34 - 02/25/35                        219          219 (h)
5.75%      02/25/35                                   125          126 (h)
6.00%      12/25/34                                   100          102 (h)
6.50%      12/25/34                                    48           49 (h)
8.00%      07/25/14                                    21           21 (h)
Federal National Mortgage
   Assoc. (Class 1)
4.24%      01/25/36                                   255          192 (d,f)
Federal National Mortgage
   Assoc. (Class S)
1.75%      02/25/31                                   129            6 (g,h,i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND              (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. REMIC
1.88%     01/25/37                             $      715   $       46 (g,i)
4.50%     11/25/13                                    110            4 (g,h)
4.84%     03/25/31                                    122          120 (h,i)
5.00%     10/25/22                                     65           10 (g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
5.11%     12/25/22                                      4            3 (d,f,h)
Government National
   Mortgage Assoc.
5.00%     02/16/34                                     38           35 (h)
                                                                 3,754
ASSET BACKED -- 0.7%

Bank One Issuance Trust
3.59%     05/17/10                                     25           25 (h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.72%     01/25/34                                     13           13 (h,i)
Capital One Master Trust
   (Class C)
6.70%     06/15/11                                    100          102 (b,h)
Carmax Auto Owner Trust
4.35%     03/15/10                                     64           63 (h)
Chase Credit Card Master Trust
   (Class A)
5.46%     07/15/10                                    120          120 (h,i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.85%     03/25/32                                     42           42 (h,i)
Citibank Credit Card
   Issuance Trust
4.45%     04/07/10                                     59           58 (h)
Countrywide Asset-Backed
   Certificates
5.78%     05/25/33                                      9            9 (h,i)
Countrywide Asset-Backed
   Certificates (Class A)
6.01%     04/25/32                                     28           28 (h,i)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Fleet Credit Card Master Trust II
   (Class A)
5.49%     04/15/10                              $     180   $      180 (h,i)
Fleet Home Equity Loan Trust
   (Class A)
5.60%     01/20/33                                     24           24 (h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%     10/15/10                                     69           68 (h)
Mid-State Trust
7.54%     07/01/35                                     14           15 (h)
Peco Energy Transition Trust
6.52%     12/31/10                                     45           47 (h)
Residential Asset Mortgage
   Products, Inc.
5.59%     03/25/34                                      9            9 (h,i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.63%     06/25/32                                     25           25 (h,i)
Residential Asset Securities Corp.
5.60%     07/25/32                                     14           14 (h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%     07/25/30                                     39           38 (h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
5.53%     06/15/10                                  1,000        1,003 (i)
Volkswagen Auto Lease Trust
   (Class A)
3.94%     10/20/10                                     43           43 (h)
Wells Fargo Home Equity Trust
3.97%     05/25/34                                     35           34 (h,i)
                                                                 1,960
CORPORATE NOTES -- 7.9%

Abbey National PLC
7.95%     10/26/29                                     80          101 (h)
Abbott Laboratories
5.88%     05/15/16                                    125          129 (h)
AES Panama S.A.
6.35%     12/21/16                                    100           98 (b)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AIG SunAmerica Global
   Financing VII
5.85%     08/01/08                             $      100   $      101 (b,h)
Allied Waste North America Inc.
   (Series B)
7.13%     05/15/16                                    220          218
Allied World Assurance
   Holdings Ltd.
7.50%     08/01/16                                     60           64
Allstate Life Global
   Funding Trusts
3.85%     01/25/08                                     90           89 (h)
Altria Group, Inc.
7.20%     02/01/07                                     50           50 (h)
American Electric Power
   Company, Inc. (Series C)
5.38%     03/15/10                                    220          219
American Electric Power
   Company, Inc. (Series D)
5.25%     06/01/15                                     35           34 (h)
American Express Travel Related
   Services Company Inc.
5.25%     11/21/11                                    120          120 (b)
American General Corp.
7.50%     08/11/10                                     80           86 (h)
American International
   Group, Inc.
6.25%     05/01/36                                    100          107
Appalachian Power Co. (Series G)
3.60%     05/15/08                                     30           29 (h)
Appalachian Power Co. (Series K)
5.00%     06/01/17                                     55           52 (h)
Archstone-Smith Operating Trust
3.00%     06/15/08                                     70           68
Arizona Public Service Co.
6.25%     08/01/16                                     80           82 (h)
AT&T, Inc.
4.13%     09/15/09                                    200          194 (h)
5.63%     06/15/16                                    125          124 (h)
5.88%     08/15/12                                     55           56 (h)
AvalonBay Communities, Inc.
   (REIT)
5.75%     09/15/16                                     55           55 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BAC CAP TRUST V
5.63%     03/08/35                              $      80   $       76 (h)
Banco BMG S.A.
9.15%     01/15/16                                    100          101 (b,h)
Banco de Credito del Peru
6.95%     11/07/21                                    100          100 (b,i)
Banco Mercantil del Norte S.A.
5.88%     02/17/14                                     95           96 (b,h,i)
6.86%     10/13/21                                     75           76 (b)
Banco Santander Chile
5.38%     12/09/14                                     90           89 (b,h)
Bank of America Corp.
5.75%     08/15/16                                     65           66 (h)
Bear Stearns Companies, Inc.
5.55%     01/22/17                                     90           90
BellSouth Corp.
4.20%     09/15/09                                     75           73 (h)
6.55%     06/15/34                                     75           77 (h)
BJ Services Co.
5.75%     06/01/11                                     80           81 (h)
BNP US Funding LLC (Series A)
7.74%     12/31/49                                     45           46 (b,h,i)
Boyd Gaming Corp.
7.13%     02/01/16                                     85           85 (h)
Bristol-Myers Squibb Co.
5.88%     11/15/36                                     60           59
British Telecommunications PLC
8.63%     12/15/10                                     30           33 (h)
Burlington Northern
   Santa Fe Corp.
8.13%     04/15/20                                    135          162 (h)
Cablevision Systems Corp.
8.00%     04/15/12                                     70           69 (h)
Cadbury Schweppes US
   Finance LLC
3.88%     10/01/08                                     75           73 (b,h)
Campbell Soup Co.
5.50%     03/15/07                                     85           85 (h)
Cap Cana S.A.
9.63%     11/03/13                                    100          101 (b)
Capital One Bank
6.50%     06/13/13                                     40           42 (h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Capital One Financial Corp.
8.75%     02/01/07                             $       80   $       80 (h)
Carolina Power & Light Co.
5.15%     04/01/15                                     40           39 (h)
5.70%     04/01/35                                     20           20 (h)
6.13%     09/15/33                                     70           72 (h)
CBS Corp.
5.63%     05/01/07                                     15           15 (h)
Chaoda Modern Agriculture
7.75%     02/08/10                                     75           75 (b)
Cia de Transporte de Energia
   Electrica de Alta Tension S.A.
   (Series 1)
8.88%     12/15/16                                    100          100 (b)
CIT Group, Inc.
5.13%     09/30/14                                     90           87
Citigroup, Inc.
5.10%     09/29/11                                    115          115
5.85%     12/11/34                                    140          142
Clarendon Alumina
   Production Ltd.
8.50%     11/16/21                                    100          104 (b)
Clear Channel
   Communications, Inc.
4.63%     01/15/08                                     75           74 (h)
CNA Financial Corp.
6.50%     08/15/16                                     55           57
Comcast Cable Communications
   Holdings, Inc.
9.46%     11/15/22                                     70           91 (h)
Comcast Cable
   Communications, Inc.
6.88%     06/15/09                                    190          197
Comcast Corp.
5.88%     02/15/18                                     90           89
Commonwealth Bank of Australia
6.02%     03/29/49                                     80           81 (b,h,i)
Commonwealth Edison Co.
5.40%     12/15/11                                     70           70
ConocoPhillips Canada
   Funding Co.
5.95%     10/15/36                                     90           91

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Constellation Brands, Inc.
7.25%     09/01/16                             $      220   $      226
Consumers Energy Co.
5.15%     02/15/17                                     50           48 (h)
Corp Andina de Fomento
5.75%     01/12/17                                     60           60 (h)
Cosan S.A. Industria e Comercio
8.25%     02/28/49                                    100           97 (b,h)
Cosipa Commercial Ltd.
8.25%     06/14/16                                    100          111 (b,h)
Countrywide Home Loans, Inc.
5.63%     05/15/07                                     75           75 (h)
CRH America, Inc.
6.00%     09/30/16                                     55           56 (h)
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%     11/15/15                                    215          223 (h)
CSX Transportation, Inc.
9.75%     06/15/20                                      8           11 (h)
DaimlerChrysler NA Holding Corp.
4.05%     06/04/08                                     50           49 (h)
4.75%     01/15/08                                     50           50 (h)
5.88%     03/15/11                                     55           55
DBS Bank Ltd.
5.00%     11/15/19                                     90           87 (b,h,i)
7.88%     08/10/09                                     90           96 (b)
Delhaize America, Inc.
8.13%     04/15/11                                    165          178 (h)
Detroit Edison Co.
6.13%     10/01/10                                     90           92
Detroit Edison Co. (Series B)
5.45%     02/15/35                                     85           79 (h)
Deutsche Telekom International
   Finance BV
3.88%     07/22/08                                    225          220 (h)
Devon OEI Operating Inc.
4.38%     10/01/07                                     50           50 (h)
Diageo Capital PLC
5.50%     09/30/16                                     80           79 (h)
Dominion Resources, Inc.
5.69%     05/15/08                                     80           80 (h,k)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Dominion Resources, Inc.
   (Series B)
4.13%     02/15/08                             $      145   $      143 (h)
6.30%     09/30/66                                    125          126 (i)
Dover Corp.
6.50%     02/15/11                                     55           57
6.65%     06/01/28                                     35           39
Duke Capital LLC
5.67%     08/15/14                                     45           45 (h)
8.00%     10/01/19                                     60           70 (h)
Duke Energy Corp.
5.38%     01/01/09                                     60           60
Echostar DBS Corp.
7.00%     10/01/13                                    230          230
EI Du Pont de Nemours & Co.
4.88%     04/30/14                                     60           58
El Paso Corp.
7.63%     09/01/08                                     75           77 (h)
El Paso Electric Co.
6.00%     05/15/35                                     85           82 (h)
El Paso Production Holding Co.
7.75%     06/01/13                                    145          152 (h)
Embarq Corp.
7.08%     06/01/16                                     80           81 (h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%    07/19/13                                     55           59 (b,h)
Enterprise Products
   Operating LP
4.00%     10/15/07                                    100           99 (h)
EOP Operating LP
7.00%     07/15/11                                    105          114 (h)
7.75%     11/15/07                                    130          133 (h)
Evraz Group S.A.
8.25%     11/10/15                                    100          103 (b)
FirstEnergy Corp. (Series B)
6.45%     11/15/11                                    120          125 (h)
FPL Group Capital, Inc. (Series B)
5.55%     02/16/08                                    110          110 (h)
Gaz Capital for Gazprom
6.21%     11/22/16                                    100          101 (b)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Georgia Gulf Corp.
9.50%     10/15/14                             $      150   $      146 (b)
Georgia Power Co.
4.88%     07/15/07                                    105          105 (h)
Goldman Sachs Group, Inc.
5.75%     10/01/16                                    205          208
Greater Bay Bancorp
5.25%     03/31/08                                    135          135 (h)
Greentown China Holdings Ltd.
9.00%     11/08/13                                    100          103 (b)
GS Caltex Corp.
5.50%     10/15/15                                     80           79 (b,h)
GTE Corp.
6.94%     04/15/28                                    100          104 (h)
7.51%     04/01/09                                     55           57 (h)
Halliburton Co.
8.75%     02/15/21                                     40           50 (h)
Harrah's Operating Company Inc.
5.75%     10/01/17                                     35           29 (h)
Hexion US Finance Corp.
9.75%     11/15/14                                    160          162 (b)
Home Depot, Inc.
5.25%     12/16/13                                     90           89
5.40%     03/01/16                                     60           59
Host Hotels & Resorts LP
   (Series R)
6.88%     11/01/14                                     50           51 (b)
HSBC Capital Funding LP
4.61%     12/29/49                                    100           93 (b,h,i)
HSBC Capital Funding LP
   (Series 1)
9.55%     12/31/49                                     85           96 (b,h,i)
HSBC Finance Corp.
5.25%     01/15/14                                    100           99
6.50%     11/15/08                                    120          123 (h)
Hutchison Whampoa Finance
   CI Ltd. (Series C)
7.50%     08/01/27                                    140          160 (b,h)
Hydro Quebec
8.05%     07/07/24                                    120          155
8.50%     12/01/29                                     40           56

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

IBM Canada Credit Services Co.
3.75%     11/30/07                             $       45   $       44 (b,h)
Idearc Inc.
8.00%     11/15/16                                    150          152 (b)
IIRSA Norte Finance Ltd.
8.75%     05/30/24                                    100          117 (b,h)
Industrias Unidas S.A.
11.50%    11/15/16                                    100          105 (b)
ING Capital Funding TR III
8.44%     12/29/49                                     70           77 (h,i)
ING Groep N.V.
5.78%     12/29/49                                    135          134 (h,i)
International Business
   Machines Corp.
3.80%     02/01/08                                     55           54 (h)
IPSCO, Inc.
8.75%     06/01/13                                     65           70
iStar Financial, Inc. (REIT)
4.88%     01/15/09                                     30           30 (h)
7.00%     03/15/08                                     50           51 (h)
JP Morgan Chase & Co.
7.00%     11/15/09                                    110          115
JP Morgan Chase Bank
5.88%     06/13/16                                    120          124
Kansas Gas & Electric
5.65%     03/29/21                                     45           44 (h)
Kazkommerts International
7.50%     11/29/16                                    100          100 (b)
Kimco Realty Corp. (REIT)
4.82%     06/01/14                                     55           52 (h)
Kinder Morgan Energy
   Partners LP
5.13%     11/15/14                                     65           62 (h)
Landsbanki Islands
6.07%     08/25/09                                    100          101 (b,i)
6.10%     08/25/11                                    100          102 (b,h)
Lehman Brothers Holdings, Inc.
5.75%     07/18/11                                     50           51
Lloyds TSB Group PLC
6.27%     12/31/49                                    100          100 (b,i)
MacDermid, Inc.
9.13%     07/15/11                                    145          151 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Majapahit Holding BV
7.25%     10/17/11                             $      300   $      309 (b)
7.75%     10/17/16                                    200          212 (b)
Majestic Star Casino LLC
9.50%     10/15/10                                    155          163
Markel Corp.
7.35%     08/15/34                                     35           38
Mediacom LLC
9.50%     01/15/13                                    145          149 (h)
Merrill Lynch & Company, Inc.
6.05%     05/16/16                                    100          104 (h)
Metropolitan Life Global
   Funding I
4.25%     07/30/09                                    105          102 (b)
MGM Mirage
5.88%     02/27/14                                     95           88 (h)
Midamerican Energy
   Holdings Co.
3.50%     05/15/08                                     60           58 (h)
6.13%     04/01/36                                     55           55
Mohegan Tribal Gaming
   Authority
8.00%     04/01/12                                    140          146 (h)
Morgan Stanley (Series F)
6.25%     08/09/26                                    100          105 (h)
Motorola, Inc.
4.61%     11/16/07                                     20           20 (h)
MUFG Capital Finance 1 Ltd.
6.35%     07/25/49                                    100          102 (h,i)
Munich Re America Corp.
   (Series B)
7.45%     12/15/26                                     60           69
NAK Naftogaz Ukrainy
8.13%     09/30/09                                    100           98
Nakilat Inc.
6.07%     12/31/33                                    100           99 (b)
6.27%     12/31/33                                    100           99 (b)
National Power Corp.
9.63%     05/15/28                                     70           85 (h)
NB Capital Trust IV
8.25%     04/15/27                                    140          146 (h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Nelnet, Inc.
5.13%     06/01/10                             $       65   $       64 (h)
Nevada Power Co. (Series N)
6.65%     04/01/36                                     40           42
New Cingular Wireless
   Services Inc.
8.75%     03/01/31                                     90          117 (h)
News America, Inc.
7.25%     05/18/18                                     50           55 (h)
Nisource Finance Corp.
5.45%     09/15/20                                     80           74 (h)
7.88%     11/15/10                                     30           32
Noble Group, Ltd.
6.63%     03/17/15                                    100           91 (b)
Norfolk Southern Corp.
6.00%     04/30/08                                     50           50 (h)
8.63%     05/15/10                                    100          109
Norfolk Southern Railway Co.
9.75%     06/15/20                                     22           30 (h)
Northeast Utilities (Series B)
3.30%     06/01/08                                     35           34 (h)
Northern States Power Co.
6.25%     06/01/36                                     30           32 (h)
NorthWestern Corp.
5.88%     11/01/14                                    100           98 (h)
Ohio Power Co. (Series E)
6.60%     02/15/33                                     35           37 (h)
ONEOK Partners LP
5.90%     04/01/12                                     55           56 (h)
Pacific Bell
7.13%     03/15/26                                     35           37 (h)
Pacific Gas & Electric Co.
6.05%     03/01/34                                     40           40 (h)
PanAmSat Corp.
9.00%     08/15/14                                    160          169 (h)
Pemex Finance Ltd.
9.03%     02/15/11                                     68           72 (h)
9.69%     08/15/09                                    102          110 (h)
Pemex Project Funding
   Master Trust
6.13%     08/15/08                                    160          161 (h)
7.38%     12/15/14                                     15           16 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Pepco Holdings, Inc.
5.50%     08/15/07                             $       80   $       80 (h)
5.99%     06/01/10                                     60           60 (h,i)
Petrobras International
   Finance Co.
6.13%     10/06/16                                    150          152
Pioneer Natural Resources Co.
6.88%     05/01/18                                    145          140 (h)
Popular North America, Inc.
4.25%     04/01/08                                     80           79 (h)
Potomac Edison Co.
5.35%     11/15/14                                     40           39 (h)
Procter & Gamble - ESOP
   (Series A)
9.36%     01/01/21                                    123          154 (h)
Prudential Financial, Inc.
5.70%     12/14/36                                     90           88
Prudential Holdings LLC (Series C)
8.70%     12/18/23                                    100          122 (b,h)
Public Service Company
   of Colorado
7.88%     10/01/12                                     95          106
Puget Sound Energy, Inc.
3.36%     06/01/08                                     35           34 (h)
5.48%     06/01/35                                     55           50 (h)
Rabobank Capital Funding II
5.26%     12/31/49                                    115          112 (b,h,i)
Rabobank Capital Funding Trust
5.25%     12/29/49                                    150          145 (b,h,i)
Reichhold Industries, Inc.
9.00%     08/15/14                                    150          147 (b)
Resona Bank Ltd.
5.85%     09/29/49                                    200          195 (b,h,i)
Roseton Danskammer (Series B)
7.67%     11/08/16                                    145          150 (h)
Rouse Company LP (REIT)
6.75%     05/01/13                                     80           80 (b,h)
Royal Bank of Scotland
   Group PLC
5.00%     10/01/14                                     70           68
RSHB Capital S.A.
7.18%     05/16/13                                    100          105 (b,h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Simon Property Group, L.P. (REIT)
4.60%     06/15/10                             $       55   $       54 (h)
4.88%     08/15/10                                     80           79 (h)
SLM Corp.
4.00%     01/15/10                                     90           87
Smith International, Inc.
6.00%     06/15/16                                     55           56 (h)
Southern Copper Corp.
7.50%     07/27/35                                    200          217 (h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%     12/03/14                                     90           87 (i)
Station Casinos Inc.
7.75%     08/15/16                                     60           60 (h)
Stewart Enterprises, Inc.
6.25%     02/15/13                                    175          168 (h)
Sunoco, Inc.
5.75%     01/15/17                                     90           88
Telecom Italia Capital S.A.
4.88%     10/01/10                                    150          146
5.98%     07/18/11                                    105          105 (h,i)
7.20%     07/18/36                                     60           62
Telefonos de Mexico S.A. de C.V.
4.50%     11/19/08                                    325          319 (h)
The Kroger Co.
6.80%     12/15/18                                     55           58 (h)
The Thomson Corp.
5.50%     08/15/35                                     55           50 (h)
Tronox Worldwide LLC
9.50%     12/01/12                                    150          158
TXU Electric Delivery Co.
5.00%     09/01/07                                     55           55 (h)
6.38%     05/01/12                                     45           46 (h)
Union Pacific Railroad Co.
5.87%     07/02/30                                     55           56 (h)
United Overseas Bank Ltd.
4.50%     07/02/13                                    110          105 (b,h)
Vale Overseas Ltd.
8.25%     01/17/34                                     70           83 (h)
Valero Energy Corp.
3.50%     04/01/09                                     30           29 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Verizon Pennsylvania Inc.
8.75%     08/15/31                             $       55   $       66 (h)
VTB Capital S.A.
6.12%     09/21/07                                     55           55 (b,h,i)
Wachovia Corp.
5.25%     08/01/14                                     90           89
5.63%     10/15/16                                     90           91
Wal-Mart Stores, Inc.
5.25%     09/01/35                                     50           46
Wells Fargo & Co.
5.25%     12/01/07                                     65           65 (h)
Westar Energy, Inc.
5.15%     01/01/17                                     35           33 (h)
7.13%     08/01/09                                     30           31 (h)
Westfield Capital Corporation Ltd.
4.38%     11/15/10                                     80           77 (b,h)
Weyerhaeuser Co.
6.13%     03/15/07                                     24           24 (h)
7.38%     03/15/32                                     30           31
Williams Partners LP
7.25%     02/01/17                                     90           92 (b)
Wisconsin Electric Power
3.50%     12/01/07                                     65           64 (h)
5.70%     12/01/36                                     20           20
Wyeth
4.38%     03/01/08                                     50           49 (h)
6.95%     03/15/11                                     50           53
                                                                22,369

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%

Banc of America Commercial
   Mortgage Inc.
5.32%     10/10/11                                     87           87
Banc of America Funding Corp.
5.75%     03/20/36                                     50           50 (h,i)
5.87%     02/20/36                                    100          100 (h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%     01/25/36                                     50           48 (h,i)
Bank of America Alternative
   Loan Trust
6.50%     07/25/35                                     80           81 (h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Bear Stearns Commercial
   Mortgage Securities
5.41%     03/11/39                             $       39   $       39 (h,i)
5.48%     10/12/41                                    145          146 (i)
5.53%     10/12/41                                    145          147 (i)
6.02%     02/14/31                                    100          101 (h)
CalSTRS Trust
4.13%     11/20/12                                    149          147 (b,h)
Citigroup Mortgage Loan
   Trust, Inc.
6.10%     08/25/36                                    106          106 (h,i)
Countrywide Alternative
   Loan Trust
5.98%     05/25/36                                     25           22 (h,i)
6.00%     03/25/36 - 08/25/36                          96           84 (h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%     05/25/36 - 08/25/36                          45           40 (h)
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
5.50%     12/25/35                                     44           43 (h)
Credit Suisse Mortgage
   Capital Certificates
5.47%     09/15/39                                    128          129 (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%     02/25/36                                     25           24 (h,i)
CS First Boston Mortgage
   Securities Corp.
5.22%     07/15/37                                  1,254           33 (b,d,h,i)
5.25%     08/25/34                                     47           46
5.33%     10/25/35                                     45           43 (h,i)
DLJ Commercial Mortgage Corp.
6.24%     11/12/31                                    347          351 (h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%     05/15/35                                    315          319 (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.12%     12/10/41                                  1,923           43 (d,h,i)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Greenwich Capital Commercial
   Funding Corp.
5.12%     04/10/37                             $       90   $       90 (h)
Impac CMB Trust (Class A)
6.11%     12/25/33                                     83           83 (h,i)
Indymac INDA Mortgage
   Loan Trust
5.16%     01/25/36                                    100           97 (h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%     01/25/36                                    100           99 (h,i)
Indymac Index Mortgage
   Loan Trust
5.38%     06/25/35                                     73           72 (h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.12%     01/12/39                                  1,087           37 (b,h,i)
6.47%     11/15/35                                     64           67 (h)
JP Morgan Mortgage Trust
5.41%     11/25/35                                    144          142 (h,i)
LB-UBS Commercial
   Mortgage Trust
4.06%     09/15/27                                    144          140 (h,i)
4.51%     12/15/29                                     74           72 (h)
4.53%     01/15/36                                    503           33 (b,d,h)
5.06%     01/18/12                                  1,588           42 (d,h,i)
5.37%     09/15/39                                    142          142 (h)
6.23%     03/15/26                                     87           89 (h)
6.31%     10/15/35                                    561           23 (b,d,h,i)
7.34%     02/15/40                                  1,259           27 (b,d,h,i)
7.67%     03/15/36                                  1,290           36 (b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.65%     11/15/27                                    116          122 (h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%     07/14/16                                     26           27 (b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.65%     12/15/39                                  1,092           19 (b,d,h,i)
Master Alternative Loans Trust
5.00%     08/25/18                                     58            9 (g,h)
6.50%     08/25/34 - 05/25/35                         246          250 (h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Master Alternative Loans Trust
   (Class 3)
6.50%     01/25/35                             $       66   $       67 (h)
Merrill Lynch Mortgage
   Trust (Class A)
5.62%     05/12/39                                    300          305 (h,i)
MLCC Mortgage Investors, Inc.
5.39%     02/25/36                                     50           49 (h,i)
Morgan Stanley Capital I
5.28%     12/15/43                                     58           58 (i)
5.33%     12/15/43                                     58           58 (i)
5.39%     11/12/41                                    162          162 (i)
5.71%     07/20/44                                    100          102 (h)
6.53%     03/15/31                                    216          220 (h)
Morgan Stanley Dean Witter Capital I
7.20%     10/15/33                                    209          220 (h)
Morgan Stanley Dean Witter Capital I
   (Class X)
1.41%     02/01/31                                    166            7 (b,h,i)
Nomura Asset Securities Corp.
   (Class A)
6.59%     03/15/30                                    219          222 (h)
Opteum Mortgage
   Acceptance Corp.
5.65%     02/25/35                                    431          431 (h,i)
Residential Accredit Loans, Inc.
6.00%     01/25/36                                    247          242 (h)
Residential Asset Securitization
   Trust (Class A)
5.50%     05/25/35                                    131          131 (h,i)
Structured Asset Securities Corp.
   (Class X)
2.15%     02/25/28                                     94            4 (i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%     03/15/45                                     79           80 (h)
5.68%     05/15/43                                    300          305 (h,i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.77%     07/15/45                                    500          515 (h)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Wells Fargo Mortgage Backed
   Securities Trust
5.00%     11/25/20                             $      116   $      115 (h)
5.35%     10/25/36                                    196          195 (h,i)
5.50%     01/25/36 - 03/25/36                         199          190 (h)
                                                                 7,625

SOVEREIGN BONDS -- 0.7%

Government of Argentina
7.00%     03/28/11 - 09/12/13                         230          228
8.28%     12/31/33                                     83           91
9.38%     09/14/18                                    100          103 (b)
Government of Bahamas
6.63%     05/15/33                                     50           56 (b,h)
Government of Brazil
12.50%    01/05/22                                    500          268
Government of Colombia
7.38%     09/18/37                                    100          107 (h)
8.13%     05/21/24                                     60           69 (h)
Government of Manitoba Canada
4.90%     12/06/16                                     60           59
Government of Philippine
7.75%     01/14/31                                    100          113
Government of Turkey
7.38%     02/05/25                                    100          103 (h)
Government of Ukraine
6.58%     11/21/16                                    200          200 (b)
Government of Uruguay
7.63%     03/21/36                                    100          110
8.00%     11/18/22                                    100          113 (h)
Government of Venezuela
7.65%     04/21/25                                     75           82
9.38%     01/13/34                                    100          132
                                                                 1,834

TOTAL BONDS AND NOTES
   (COST $70,537)                                               69,373

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND               (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.8%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund                                       27,730   $    1,019 (q)
Industrial Select Sector
   SPDR Fund                                      115,591        4,047 (q)

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,827)                                                 5,066

TOTAL INVESTMENTS IN SECURITIES
   (COST $244,837)                                             288,755

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------
AFFILIATED SHORT-TERM INVESTMENTS -- 0.0%*

GEI Short Term Investment Fund
5.56%                                               1,000            1 (d,l)
AFFILIATED SHORT-TERM SECURITIES
PURCHASED WITH COLLATERAL FROM SECURITIES
ON LOAN -- 6.4%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                                          18,154,040       18,154 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $18,155)                                               18,155

TOTAL INVESTMENTS
   (COST $262,992)                                             306,910

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (8.4)%                                       (23,841)
                                                            ----------

NET ASSETS -- 100.0%                                        $  283,069
                                                            ==========

OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Diversified Fund had the following long futures contracts open at December 31, 2006:

                                                      NUMBER    CURRENT
                                      EXPIRATION        OF      NOTIONAL      UNREALIZED
DESCRIPTION                              DATE       CONTRACTS    VALUE       DEPRECIATION
-----------------------------------------------------------------------------------------
Long Gilt Futures                     March 2007        2       $   423        $    (3)
U.S. Treasury Notes 2 Yr. Futures     March 2007       10         2,040             (8)
U.S. Treasury Notes 10 Yr. Futures    March 2007       29         3,117            (26)
                                                                               -------

The Elfun Diversified Fund had the following short futures contracts open at December 31, 2006:

                                                     NUMBER    CURRENT        UNREALIZED
                                      EXPIRATION       OF      NOTIONAL      APPRECIATION/
DESCRIPTION                              DATE       CONTRACTS   VALUE        DEPRECIATION
------------------------------------------------------------------------------------------
Euro Bund Futures                     March 2007        3      $  (459)        $     7
S&P 500 Index Futures                 March 2007       21       (7,499)             (8)
                                                                               -------
                                                                               $   (38)
                                                                               =======

The Elfun Diversified Fund had the following forward foreign currency contracts open at December 31, 2006:

                                                                 UNREALIZED
CURRENCY          CURRENCY               SETTLEMENT             APPRECIATION/
BOUGHT              SOLD                    DATE                DEPRECIATION
-----------------------------------------------------------------------------
213 EUR           280 USD             January 16, 2007            $      1
211 USD           160 EUR             January 16, 2007                  --
30,225 JPY        256 USD             January 16, 2007                  (2)
                                                                  --------
                                                                  $     (1)
                                                                  ========

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------

THE ELFUN TAX-EXEMPT INCOME FUND IS MANAGED BY MICHAEL J. CAUFIELD. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Elfun-Tax-Exempt Fund returned 4.83%. The Lehman Brothers Municipal Bond Index, the Fund's benchmark, returned 4.84% and the Fund's Lipper peer group of 257 General Municipal Bond funds returned an average of 4.50% for the same period.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The supply/demand dynamic in the municipal bond market was the overriding factor in the markets' performance for 2006. In spite of the challenges of low absolute yield, tighter credit spreads and a flatter yield curve, the demand for municipals was broad based and impressive and was by and large the key theme in the market in 2006. A key variable was the continuing increase in demand from crossover buyers, hedge funds and foreign investors, as municipals offered lower volatility and minimal credit risk compared to other fixed income vehicles. In addition, bond funds had a surprisingly strong year considering the flatness of the yield curve as well as low absolute yields. Funds attracted inflows of roughly $31 billion, almost twice the amount reported for 2005. Since the beginning of the Federal Reserve's cycle of 17 consecutive 25bp rate hikes in June 2004, the yield for maturities between 2 years and 30 years flattened from 119 basis points to 54 basis points. The combination of insatiable demand and moderate supply pushed long term municipal yields to generational lows. The "hunger for yield" drove investors both traditional and non-traditional, to the long-end of the curve and down the credit ladder. As a result, the two best performing sectors for the year were lower rated credits and longer-term assets. We continued to utilize our research expertise to expand our lower rated credit exposure, allowing the Fund to participate as credit spreads narrowed to historic lows. The Fund, which held 4% in lower rated credits and 6% in maturities longer than 30 years, was well positioned to take advantage of market opportunities.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006 AND HOW WAS THE FUND POSITIONED WITH RESPECT TO ECONOMIC CONDITIONS?

A. The Federal Reserve's decision to continue raising its short-term interest rate target led to continued trend of flattening of the municipal yield curve that began in June of 2004. Yields on shorter maturities finished

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT
MICHAEL J. CAUFIELD

--------------------------------------------------------------------------------
                                                                             Q&A

      the year higher by 30 basis points while longer maturities were clearly the beneficiary of Fed actions, finishing the year lower by as much as 32 basis points. As a result, the slope of the curve fell to an all time low of 54 basis points. In an effort to obtain additional yield, buyers were forced to move up the curve, creating significant demand for longer maturities and benefiting bonds with maturities of 20 years and longer. In addition, credit spreads tightened to historic limits as investors also moved down the credit curve in search of higher absolute yields. Flows into mutual funds were directed to both high yield funds and long-term funds, which led to increased demand. In addition, the growth in the municipal derivatives market, and the relative attractiveness of municipals compared to taxable instruments, attracted a new group of investors, further crowding the demand side of the equation. With new issue supply down by 8% with roughly $390 billion sold, demand simply outweighed supply and prices rose. The Fund was well positioned throughout the curve with a strong income component on the intermediate segment of the curve and a market weighted position on the long-end of the curve. The Fund extended its exposure on the long-end of the curve early in 2005 and continued that strategy into mid 2006, increasing its allocation of maturities 25 years and greater, from approximately 13% to 21%, enabling the Fund to participate in a flattening yield curve environment.

Q.    WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE LAST YEAR?

A. During 2006, as thirty year municipals surged to a generational low yield of 3.90%, the Fund maintained above average tax-exempt income characterized by investments in bonds from issuers with strong credit fundamentals. As the yield curve continued its trend of flattening in the second quarter, we initiated a slight extension strategy by increasing holdings in longer maturities when interest rates rose in early June. We employed a reinvestment strategy by positioning bonds in the twenty to thirty-year range, which performed well as the curve continued to tighten into year-end. This strategy rewarded investors willing to assume additional risk, while emphasizing structure and quality. Throughout our extension strategy, the overall duration of the portfolio was managed to increase modestly to 5.22 years. In addition, we utilized our internal research capabilities to take advantage of tightening credit spreads, which allowed the Fund to add incremental performance returns. Our overweight in healthcare, which returned in excess of 6.75%, and our market weighted high yield position returned 6.9%. On balance, our strategy remained consistent with our long-term philosophy, reliant upon a strong income component, high credit quality and the maximization of income exempt from federal taxes. Sound credit principles will continue to form the foundation of our process, and accordingly, the average credit quality of the Fund remained at the Aa1 level.

      Our long-term strategy continues to rank it strongly among its peer group in terms of income, as well as overall performance. The Fund's adherence to a disciplined investment process, emphasizing credit quality, maximization of tax-exempt income and capital preservation, while limiting capital gains, has contributed to a consistent, long-term record of strong performance.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

--------------------------------------------------------------------------------
                           ACCOUNT VALUE AT   ACCOUNT VALUE       EXPENSES
                           THE BEGINNING OF   AT THE END OF      PAID DURING
                            THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**           1,000.00          1,044.48           0.69

Hypothetical 5% Return
   (2.5% for the period)       1,000.00          1,024.25           0.68
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.13% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      4.45%.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                  Elfun Tax-Exempt Income Fund                LBMI
                      (ending value $17,359)         (ending value $17,499)
12/96                       $10,000                          $10,000
12/97                        10,959                           10,919
12/98                        11,639                           11,627
12/99                        11,288                           11,388
12/00                        12,684                           12,718
12/01                        13,281                           13,370
12/02                        14,570                           14,654
12/03                        15,291                           15,433
12/04                        15,977                           16,124
12/05                        16,558                           16,691
12/06                        17,359                           17,499

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                    ONE    FIVE    TEN
                                                    YEAR   YEAR    YEAR
--------------------------------------------------------------------------------
Elfun Tax-Exempt
   Income Fund                                      4.83%  5.50%   5.67%
LBMI                                                4.84%  5.53%   5.76%

INVESTMENT PROFILE

A fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
GENERAL MUNICIPAL DEBT PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                                    ONE    FIVE    TEN
                                                    YEAR   YEAR    YEAR

Fund's rank in peer group:                            79     44      18

Number of Funds in peer group:                       257    227     145

Peer group average annual total return:             4.50%  4.87%   4.90%

--------------------------------------------------------------------------------

QUALITY RATINGS
AS OF DECEMBER 31, 2006

AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MOODY'S/S&P/                                                 PERCENTAGE OF
FITCH RATING*                                                 MARKET VALUE
--------------------------------------------------------------------------------
Aaa/AAA                                                         61.87%
--------------------------------------------------------------------------------
Aa/AA                                                           25.38%
--------------------------------------------------------------------------------
A/A                                                              8.58%
--------------------------------------------------------------------------------
Below A                                                          4.17%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $1,772,950 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

General Obligation 19.3%
Water & Sewer 19.0%
Education 15.0%
Hospital 14.7%
Transportation 13.4%
Resource & Other 7.6%
Utilities 7.3%
Lease 3.2%
Housing 0.3%
Short - Term 0.2%

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 99.9%
--------------------------------------------------------------------------------

ALABAMA -- 1.5%

Alabama Public School & College
   Authority (Series D)
5.75%     08/01/13                             $    5,000   $    5,334
Alabama Water Pollution Control
   Authority (Series A)
   (AMBAC Insured)
4.75%     08/15/21                                  5,000        5,040 (o)
City of Birmingham (Series C)
5.25%     05/01/17                                  3,395        3,668
City of Birmingham AL (Series B)
5.25%     06/01/24                                    205          215
5.25%     06/01/24                                  2,035        2,125 (n)
Montgomery BMC Special Care
   Facilities Financing Authority
   (Series A) (MBIA Insured)
4.58%     11/15/20                                  8,375        8,595 (n,o)
Montgomery Medical
   Clinic Board
5.25%     03/01/31 - 03/01/36                       2,000        2,086
                                                                27,063

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

ALASKA -- 0.2%

City of Anchorage AK
   (MBIA Insured)
6.50%     12/01/10                             $    2,825   $    3,111 (o)

ARIZONA -- 2.0%

Arizona State Transportation
   Board (Series A)
6.00%     07/01/08                                  5,000        5,173
Arizona State University
   (FSA Insured)
5.25%     07/01/15                                  5,000        5,418 (o)
City of Scottsdale AZ
5.00%     07/01/24                                  5,000        5,164 (n)
Maricopa County Industrial
   Development Authority
5.50%     07/01/26                                  7,500        8,046
Maricopa County Stadium
   District (AMBAC Insured)
5.38%     06/01/16                                  2,145        2,333 (o)
Phoenix Civic Improvement
   Corp. (FGIC Insured)
5.50%     07/01/23 - 07/01/24                       7,260        8,621 (o)
                                                                34,755

CALIFORNIA -- 6.2%

Acalanes Union High School
   District (FGIC Insured)
4.03%     08/01/21                                  5,815        2,898 (d,o)
Bay Area Toll Authority (Series F)
5.00%     04/01/31                                 10,000       10,656
California Health Facilities
   Financing Authority (Series A)
5.25%     04/01/39                                  5,000        5,323
Coast Community College
   District (FSA Insured)
4.41%     08/01/33                                  8,750        6,738 (d,o)
Desert Community College
   District (Series A)
   (MBIA Insured)
5.00%     08/01/29                                 11,300       12,333 (n,o)
Marin Community College District
   (Series A) (MBIA Insured)
5.00%     08/01/27 - 08/01/28                      11,340       12,075 (o)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Port of Oakland (Series M)
   (FGIC Insured)
5.25%     11/01/16 - 11/01/17                  $   13,800   $   14,971 (o)
Sacramento City Financing
   Authority (AMBAC Insured)
5.38%     11/01/14                                 12,725       13,708 (o)
San Diego Unified School District
   (Series E) (FSA Insured)
5.25%     07/01/17 - 07/01/19                       8,795        9,618 (o)
State of California
5.00%     03/01/32                                 15,000       15,857
University of California (Series A)
   (AMBAC Insured)
5.00%     05/15/34                                  6,000        6,300 (o)
                                                               110,477

COLORADO -- 2.6%

City of Colorado Springs
   (Series A) (MBIA Insured)
5.38%     11/15/26                                 10,000       10,136 (o)
Colorado Health Facilities
   Authority
5.00%     03/01/25                                  5,000        5,155
5.25%     11/15/27                                  6,465        6,906
Colorado Water Resources &
   Power Development
   Authority (Series A)
5.25%     09/01/17 - 09/01/18                       5,880        6,332
E-470 Public Highway Authority
   (Series A) (MBIA Insured)
5.00%     09/01/26                                  4,280        4,352 (o)
5.75%     09/01/35                                  4,000        4,359 (o)
University of Colorado Hospital
   Authority (Series A)
5.25%     11/15/39                                  9,000        9,475
                                                                46,715

CONNECTICUT -- 5.1%

City of Stamford CT
5.25%     07/15/11                                  3,450        3,538
5.25%     07/15/11                                  2,670        2,736 (n)
City of Stamford CT (Series A)
4.60%     08/01/14                                  2,235        2,270 (n)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Connecticut Municipal Electric
   Energy Cooperative (Series A)
   (AMBAC Insured)
5.00%     01/01/22                             $   10,000   $   10,851 (o)
Connecticut State Clean
   Water Fund
4.88%     09/01/19                                  5,335        5,553 (n)
Connecticut State Health &
   Educational Facility Authority
   (Series Y)
5.00%     07/01/35                                  6,000        6,397
Mashantucket Western Pequot
   Tribe (Series B)
5.70%     09/01/12                                  2,500        2,580 (b)
5.75%     09/01/18                                  9,500        9,793 (b)
South Central Regional Water
   Authority Water System
   Revenue (MBIA Insured)
5.00%     08/01/27                                  6,755        7,174 (o)
State of Connecticut
   (MBIA Insured)
6.00%     10/01/09                                  5,250        5,573 (o)
State of Connecticut (Series A)
5.25%     03/15/14                                  3,175        3,269
State of Connecticut (Series B)
5.25%     11/01/07                                  6,000        6,081
State of Connecticut (Series C)
5.25%     10/15/13                                  1,250        1,296 (n)
State of Connecticut (Series D)
5.50%     12/01/07                                     75           76 (m)
5.50%     12/01/08                                 10,890       11,179
5.50%     12/01/08                                    200          205 (n)
State of Connecticut (Series E)
5.00%     12/15/18                                 10,000       10,917
                                                                89,488

DISTRICT OF COLUMBIA -- 1.3%

District of Columbia (MBIA Insured)
5.25%     06/01/27                                  6,600        6,778 (o)
5.25%     06/01/27                                  2,065        2,130 (n,o)
5.75%     09/15/20                                  5,000        5,294 (o)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

District of Columbia (Series A)
   (MBIA Insured)
5.25%     06/01/27                             $    1,335   $    1,377 (n,o)
District of Columbia (Series B)
   (FSA Insured)
5.25%     06/01/26                                  6,900        7,093 (o)
                                                                22,672
FLORIDA -- 5.3%

Brevard County Health
   Facilities Authority
5.00%     04/01/34                                  6,000        6,215
County of Seminole
5.00%     10/01/25 - 10/01/26                      16,800       18,052
Florida State Board of Education
   (Series B)
5.38%    06/01/16                                  10,000       10,865
Florida State Board of Education
   (Series D)
4.50%     06/01/21                                  5,000        5,056
Halifax Hospital Medical Center
   (Series A)
5.00%     06/01/38                                  8,300        8,500
Hillsborough County Industrial
   Development Authority
5.25%     10/01/41                                  5,740        6,071
Hillsborough County Industrial
   Development Authority
  (Series A)
5.00%     10/01/18                                  5,000        5,209
5.25%     10/01/24                                  5,500        5,856
Hillsborough County Industrial
   Development Authority
   (Series B)
5.25%     10/01/15                                  5,130        5,465
North Broward Hospital District
5.70%     01/15/16                                  1,915        2,045
Orlando Utilities Commission
5.00%     10/01/18 - 10/01/19                      12,840       13,986
South Miami Health
   Facilities Authority
5.25%     11/15/33                                  6,380        6,694
                                                                94,014

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

GEORGIA -- 5.8%

City of Atlanta GA (FSA Insured)
5.75%     11/01/27                             $    5,000   $    6,188 (o)
City of Atlanta GA (Series B)
   (FSA Insured)
5.25%     01/01/33                                  4,000        4,302 (o)
City of Augusta GA (FSA Insured)
5.25%     10/01/34                                  8,500        9,260 (o)
County of Fulton GA
   (FGIC Insured)
5.00%     01/01/30                                  5,000        5,284 (o)
5.25%     01/01/35                                 10,500       11,320 (o)
De Kalb County GA
5.00%     10/01/28                                  6,500        6,792 (n)
De Kalb County Ga (Series B)
   (FSA Insured)
5.25%     10/01/32                                 15,000       17,252 (o)
Fayette County School District
   (FSA Insured)
4.44%     03/01/22                                  2,520        2,182 (d,o)
4.45%     03/01/23                                  2,290        1,985 (d,o)
Henry County Hospital Authority
   (MBIA Insured)
5.00%     07/01/24                                  1,865        1,997 (o)
Main Street Natural Gas Inc.
   (Series A)
5.00%     03/15/22                                 10,000       10,880
Main Street Natural Gas Inc.
   (Series B)
5.00%     03/15/22                                  6,760        7,355
Marietta Development Authority
5.00%     09/15/29                                  2,365        2,477
Private Colleges &
   Universities Authority
5.25%     06/01/18 - 06/01/20                       5,250        5,640
Private Colleges & Universities
   Authority (Series A)
6.00%     06/01/21                                  2,410        2,573
Private Colleges & Universities
   Facilities Authority
   (MBIA Insured)
6.50%     11/01/15                                  4,010        4,661 (m,o)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

State of Georgia (Series C)
6.50%     04/01/08                             $       15   $       16 (m)
State of Georgia (Series D)
6.50%     08/01/08                                  2,500        2,611
                                                               102,775
HAWAII -- 0.6%

City & County of Honolulu HI
   (Series A)
6.00%     01/01/12                                  1,265        1,397
6.00%     01/01/12                                    735          812 (m)
State of Hawaii (FSA Insured)
5.25%     07/01/16                                  1,330        1,432 (n,o)
5.75%     02/01/14                                  6,500        7,323 (o)
                                                                10,964
IDAHO -- 1.1%

Idaho Housing & Finance Assoc.
   (MBIA Insured)
5.00%     07/15/22 - 07/15/24                      18,640       20,169 (o)

ILLINOIS -- 2.8%

County of Cook IL (Series C)
   (AMBAC Insured)
5.50%     11/15/26                                 10,000       10,946 (n,o)

Illinois Educational Facilities
   Authority (Series A)
   (AMBAC Insured)
5.70%     07/01/24                                 10,000       10,292 (n,o)
Illinois Finance Authority
   (Series A)
5.50%     08/15/43                                  5,000        5,457
Illinois Health Facilities Authority
6.13%     11/15/22                                  3,500        3,807 (n)
Metropolitan Pier & Exposition
   Authority (MBIA Insured)
4.22%     06/15/19                                  4,000        3,377 (d,o)
4.30%     06/15/22                                  4,505        3,062 (d,o)
Southwestern Illinois
   Development Authority
   (MBIA Insured)
5.00%     10/01/21                                  4,000        4,442 (o)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

University of Illinois
   (FGIC Insured)
5.25%     04/01/32                             $    5,960   $    6,324 (n,o)
5.25%     04/01/32                                  2,540        2,671 (o)
                                                                50,378
INDIANA -- 1.6%

Delaware County Hospital Authority
5.25%     08/01/36                                  3,250        3,386
Indiana Health & Educational
   Facilities Finance Authority
   (Series A)
5.25%     02/15/40                                 10,000       10,609
Indiana Health Facility Financing
   Authority (Series A)
   (AMBAC Insured)
5.38%     03/01/34                                  5,500        5,934 (o)
Indiana Transportation
   Finance Authority
5.50%     12/01/20                                  5,000        5,330 (n)
Indianapolis Local Public
   Improvement Bond Bank
   (Series A)
6.00%     01/01/15                                  2,425        2,609 (n)
                                                                27,868
KANSAS -- 0.3%

University of Kansas
   Hospital Authority
5.63%     09/01/32                                  4,150        4,557

KENTUCKY -- 1.8%

Kentucky Turnpike Authority
   (Series B) (AMBAC Insured)
5.00%     07/01/26                                  5,000        5,383 (o)
Louisville & Jefferson County
   Metropolitan Government
5.25%     10/01/36                                 20,000       21,058
University of Kentucky (Series Q)
   (FGIC Insured)
5.25%     05/01/20                                  4,545        4,775 (n,o)
                                                                31,216

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

LOUISIANA -- 1.4%

Louisiana Public Facilities
   Authority (MBIA Insured)
5.25%     07/01/33                             $   10,925   $   11,699 (o)
Louisiana Public Facilities
   Authority (Series A)
   (MBIA Insured)
5.38%     05/15/16                                  7,870        8,510 (o)
State of Louisiana (Series A)
   (FGIC Insured)
5.00%     05/01/41                                  5,000        5,278 (o)
                                                                25,487
MAINE -- 1.4%

Maine Health & Higher Educational
   Facilities Authority (Series A)
   (MBIA Insured)
5.00%     07/01/29                                 10,300       10,914 (o)
Maine Health & Higher
   Educational Facilities Authority
      (Series C)
5.13%     07/01/31                                  5,000        5,233
Maine Health & Higher
   Educational Facilities Authority
      (Series D) (FSA Insured)
5.50%     07/01/23                                     55           55 (o)
Maine Municipal Bond Bank
   (Series B)
5.50%     11/01/21                                  3,325        3,589
Maine Municipal Bond Bank
   (Series C) (FSA Insured)
5.35%     11/01/18                                  5,310        5,525 (n,o)
                                                                25,316
MARYLAND -- 1.6%

County of Prince Georges MD
   (Series A)
5.00%     10/01/22                                  6,820        7,286
Maryland Health & Higher
   Educational Facilities Authority
5.00%     07/01/41                                  3,225        3,361
Maryland State Health & Higher
   Educational Facilities Authority
5.13%     11/15/34                                  7,200        7,620

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

University System of Maryland
   (Series A)
5.25%     04/01/17                             $   10,035   $   10,794
                                                                29,061
MASSACHUSETTS -- 4.4%

Commonwealth of Massachusetts
   (Series B)
5.50%     11/01/08                                 18,035       18,637
Massachusetts Bay
   Transportation Authority
   (Series A) (MBIA Insured)
4.75%     03/01/16                                  4,500        4,595 (o)
Massachusetts State Turnpike
   Authority (Series B)
   (MBIA Insured)
5.13%     01/01/23 - 01/01/37                      20,500       20,931 (o)
Massachusetts State Water
   Pollution Abatement (Series 6)
5.63%     08/01/18                                    115          123
5.63%     08/01/18                                  6,885        7,404 (n)
Massachusetts State Water
   Resources Authority (Series A)
6.50%     07/15/08 - 07/15/19                      23,370       26,479
                                                                78,169
MICHIGAN -- 2.8%

Detroit MI (Series A) (FSA Insured)
5.25%     07/01/21 - 07/01/22                       4,545        5,199 (o)
Detroit MI (Series A)
   (MBIA Insured)
5.00%     01/01/27                                  7,145        7,252 (o)
Detroit MI (Series D)
   (MBIA Insured)
5.00%     07/01/33                                 10,000       10,621 (o)
Grand Rapids MI (FGIC Insured)
5.25%     01/01/17                                  3,000        3,176 (o)
Kent Hospital Finance
   Authority (Series A)
5.25%     07/01/30                                  7,845        8,206
Michigan Municipal
   Bond Authority
5.25%     10/01/17                                  6,465        6,986

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Michigan State Hospital
   Finance Authority
5.38%     12/01/30                             $    2,000   $    2,123
Michigan State Trunk Line
   (Series A) (MBIA Insured)
5.00%     11/01/26                                  4,000        4,112 (o)
Muskegon Heights Public Schools
   (MBIA Insured)
5.00%     05/01/24                                  2,650        2,730 (n,o)
                                                                50,405
MINNESOTA -- 1.0%

City of Maple Grove MN
5.00%     09/01/35                                  8,000        8,307
Minneapolis & St. Paul
   Metropolitan Airports
   Commission (Series A)
   (AMBAC Insured)
5.00%     01/01/30                                  8,500        8,673 (o)
                                                                16,980
MISSISSIPPI -- 0.5%

State of Mississippi
5.50%     09/01/14                                  7,500        8,366

MISSOURI -- 0.6%

Missouri State Health &
   Educational Facilities
   Authority
5.25%     05/15/23                                  2,300        2,439
6.00%     05/15/07                                  2,340        2,360
Missouri State Health &
   Educational Facilities
   Authority (Series A)
5.00%     01/15/37                                  5,000        5,350
                                                                10,149
NEVADA -- 1.0%

County of Clark NV
5.50%     07/01/20                                  7,565        8,015 (n)
County of Clark NV (MBIA Insured)
5.50%     07/01/30                                  6,500        6,897 (n,o)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Las Vegas Special Improvement
   District No 707 (Series A)
   (FSA Insured)
5.55%     06/01/16                             $    1,830   $    1,912 (o)
                                                                16,824
NEW JERSEY -- 8.1%

Cape May County Municipal
   Utilities Authority (Series A)
   (FSA Insured)
5.75%     01/01/15 - 01/01/16                       8,500        9,716 (o)
Essex County Improvement
   Authority (FSA Insured)
5.25%     12/15/17                                 10,000       10,897 (o)
New Jersey Economic
   Development Authority
5.75%     06/15/29                                  3,000        3,227
New Jersey Health Care
   Facilities Financing Authority
5.00%     07/01/36                                  5,500        5,706
New Jersey State Educational
   Facilities Authority
5.25%     07/01/32                                  2,625        2,748
New Jersey State Educational
   Facilities Authority (Series D)
5.25%     07/01/19                                  4,000        4,551
New Jersey State Turnpike
   Authority (AMBAC Insured)
6.50%     01/01/16                                  2,765        3,229 (m,o)
6.50%     01/01/16                                  7,910        9,161 (o)
6.50%     01/01/16                                 39,285       45,876 (m,o)
New Jersey Transportation Trust
   Fund Authority (FSA Insured)
5.75%     12/15/14                                  4,610        5,252 (m,o)
5.75%     12/15/14                                  1,390        1,575 (o)
New Jersey Transportation Trust
   Fund Authority (Series C)
5.50%     06/15/19 - 06/15/24                      31,280       34,539 (n)
New Jersey Wastewater
   Treatment Trust (Series C)
6.88%     06/15/08                                  5,905        6,175
                                                               142,652

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NEW MEXICO -- 0.7%

New Mexico Hospital Equipment
   Loan Council (Series A)

5.50%     08/01/25 - 08/01/30                  $   10,750   $   11,634 (n)

NEW YORK -- 8.6%

City of New York (Series B)
5.25%     08/01/13                                  1,475        1,502
City of New York NY (Series J)
5.00%     06/01/26 - 06/01/28                      25,270       26,805
New York City Industrial
   Development Agency
   (AMBAC Insured)
5.00%     01/01/36 - 01/01/46                       5,000        5,336 (o)
New York City Industrial
   Development Agency
   (FGIC Insured)
5.00%     03/01/46                                  7,500        7,954 (o)
New York City Industrial
   Development Agency
   (MBIA Insured)
5.00%     03/01/36                                  4,000        4,258 (o)
New York City Municipal Water
   Finance Authority
5.50%     06/15/33                                  5,000        5,355 (n)
New York City Transitional
   Finance Authority
5.50%     11/01/19 - 05/01/25                      19,070       20,243 (n)
6.00%     11/15/19                                  3,750        4,070 (n)
New York City Transitional
  Finance Authority (Series A)
5.30%     11/15/09                                  1,000        1,047 (m)
New York City Transitional
   Finance Authority (Series B)
5.50%     11/15/11                                  1,250        1,334
6.00%     11/15/10 - 11/15/11                       2,545        2,762 (n)
New York City Transitional
   Finance Authority (Series C)
5.50%     05/01/25                                     30           32 (n)
New York State Dormitory
   Authority (Series 1)
5.00%     07/01/35                                 11,850       12,548

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

New York State Dormitory
   Authority (Series A)
5.00%     07/01/25                             $    2,550   $    2,686
New York State Dormitory
   Authority (Series B)
5.25%     11/15/23                                 10,400       11,120
5.38%     07/01/20                                  3,695        4,021 (n)
6.50%     08/15/10                                  3,490        3,808
6.50%     08/15/10                                      5            5 (m)
New York State Dormitory
   Authority (Series C)
5.00%     12/15/18 - 12/15/19                      15,485       16,906
New York State Dormitory
   Authority (Series D)
7.00%     07/01/09                                  3,000        3,134 (m)
New York State Environmental
   Facilities Corp.
5.50%     06/15/13                                 10,000       11,066
New York State Urban
   Development Corp.
5.50%     07/01/16                                  6,370        6,491
5.50%     07/01/16                                    630          648 (n)
                                                               153,131

NORTH CAROLINA -- 3.1%

Cary NC
5.00%     03/01/21                                  2,400        2,572
City of Charlotte NC
5.60%     06/01/20                                  2,800        3,026 (n)
City of Charlotte NC (Series C)
5.00%     07/01/24                                  1,460        1,546
City of Greensboro
5.25%     06/01/23                                  3,185        3,661
Mecklenburg County NC (Series B)
4.50%     02/01/15                                 14,000       14,405 (n)
North Carolina Capital Facilities
   Finance Agency (Series A)
5.00%     10/01/44                                 17,500       18,508
North Carolina Medical
   Care Commission
5.00%     11/01/39                                  7,000        7,349
University of North Carolina
   (Series A) (MBIA Insured)
5.00%     10/01/18                                  2,750        3,009 (o)
                                                                54,076

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

OHIO -- 3.4%

Columbus OH (Series 1)
5.63%     11/15/15                             $    7,310   $    7,897 (n)
County of Cuyahoga OH
6.00%     01/01/32                                 10,000       11,073
County of Hamilton OH (Series A)
   (MBIA Insured)
5.00%     12/01/19                                  4,250        4,547 (o)
County of Hamilton OH (Series B)
   (AMBAC Insured)
5.25%     12/01/32                                  7,500        7,918 (o)
Franklin County OH (Series C)
5.00%     05/15/21                                  2,685        2,845
5.25%     05/15/24                                  1,400        1,494
Ohio State Higher Educational
   Facility Commission
5.20%     11/01/26                                  9,450       10,038
Ohio State University (Series A)
5.25%     12/01/11                                  3,150        3,377
Ohio State Water
   Development Authority
5.50%     12/01/20                                  5,000        5,490 (n)
State of Ohio (Series A)
4.75%     06/15/18                                  3,690        3,818 (n)
Steubenville Oh
6.38%     10/01/20                                  1,660        1,811
                                                                60,308

OKLAHOMA -- 1.1%

Claremore Public Works Authority
   (Series A) (FSA Insured)
5.25%     06/01/34                                  6,315        6,847 (o)
Oklahoma Transportation
   Authority (Series A)
   (AMBAC Insured)
5.25%     01/01/15                                  9,125        9,799 (o)
Tulsa Industrial Authority
   (MBIA Insured)
5.00%     10/01/22                                  2,000        2,042 (o)
                                                                18,688

OREGON -- 0.0%*

State of Oregon
5.88%     10/01/18                                    575          582

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

PENNSYLVANIA -- 3.8%

Montgomery County Higher
   Education & Health Authority
   (AMBAC Insured)
5.00%     10/01/09                             $    2,405   $    2,451 (o)
5.10%     10/01/10                                  2,670        2,723 (o)
Pennsylvania Industrial
   Development Authority
   (AMBAC Insured)
5.50%     07/01/17                                  3,100        3,407 (o)
Pennsylvania State Higher
   Educational Facilities Authority
5.50%     07/15/38                                 10,750       11,056 (n)
6.00%     05/01/30                                  5,000        5,335
Pennsylvania Turnpike
   Commission (Series A)
   (AMBAC Insured)
5.00%     12/01/23                                    460          473 (o)
5.00%     12/01/23                                  1,665        1,724 (n,o)
5.00%     12/01/23                                  2,875        2,960 (m,o)
5.25%     12/01/32                                 12,695       13,860 (o)
Philadelphia Authority for
   Industrial Development
5.25%        09/01/36                               1,750        1,842
Pittsburgh Public Parking
   Authority (AMBAC Insured)
5.35%     12/01/10                                    520          549 (n,o)
5.45%     12/01/11                                    440          466 (n,o)
5.55%     12/01/12                                  1,015        1,077 (n,o)
5.60%     12/01/13                                  1,125        1,196 (n,o)
5.70%     12/01/14                                  1,245        1,327 (n,o)
5.75%     12/01/15 - 12/01/16                       2,330        2,488 (n,o)
Southcentral General Authority
5.38%     05/15/28                                  4,100        4,413 (n)
5.38%     05/15/28                                    900          956 (m)
State Public School Building
   Authority (FSA Insured)
5.25%     06/01/27                                  8,000        8,716 (o)
                                                                67,019

PUERTO RICO -- 0.2%

Children's Trust Fund
5.75%     07/01/20                                  3,860        3,999 (n)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

SOUTH CAROLINA -- 7.1%

Beaufort County SC
   (MBIA Insured)
5.50%     06/01/17 - 06/01/18                  $    4,150   $    4,536 (o)
Berkeley County School District
5.25%     12/01/24                                 15,000       15,871
Charleston Educational
   Excellence Finance Corp.
5.25%     12/01/27 - 12/01/30                      24,000       25,777
City of Greenville SC
5.13%     02/01/22                                  5,195        5,503
Greenville County School District
5.25%     12/01/21                                  2,000        2,136
5.50%     12/01/28                                 16,725       18,453 (n)
Lexington County SC
5.50%     11/01/13                                  5,000        5,450
South Carolina Educational
   Facilities Authority (Series A)
5.00%     10/01/38                                  8,000        8,422
South Carolina State Public
   Service Authority (Series B)
   (FSA Insured)
5.13%     01/01/32                                 17,000       17,865 (o)
5.50%     01/01/36                                  5,000        5,421 (o)
South Carolina Transportation
   Infrastructure Bank (Series A)
   (MBIA Insured)
5.50%     10/01/30                                 11,000       11,637 (n,o)
South Carolina Transportation
   Infrastructure Bank (Series B)
   (AMBAC Insured)
5.20%     10/01/22                                  5,000        5,296 (o)
                                                               126,367

TENNESSEE -- 1.2%

Johnson City Health &
   Educational Facilities
   Board (Series A)
5.50%     07/01/36                                  5,000        5,375
Knox County Health
   Educational & Housing
   Facilities Board (Series B)
   (MBIA Insured)
7.25%     01/01/09                                  4,500        4,796 (o)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Tennessee Energy Acquisition
   Corp. (Series A)
5.25%     09/01/23                             $   10,000   $   11,261
                                                   21,432

TEXAS -- 5.2%

City of Austin TX
5.38%     09/01/16 - 09/01/17                      10,350       10,795 (n)
City of Austin TX (Series A)
   (AMBAC Insured)
5.50%     11/15/16                                  5,450        6,182 (o)
City of Dallas TX (Series A)
   (AMBAC Insured)
5.00%     08/15/20                                  4,675        4,811 (o)
City of Fort Worth TX
5.00%     02/15/18                                  2,800        2,842 (n)
City of Houston (Series B)
   (FGIC Insured)
5.25%     12/01/21                                 20,000       20,485 (n,o)
City of Houston TX (Series A)
   (FSA Insured)
5.25%     05/15/22                                 16,000       17,338 (o)
City of Houston TX (Series B)
   (AMBAC Insured)
5.75%     12/01/14                                  5,000        5,542 (n,o)
City of Plano TX
4.88%     09/01/19                                  1,500        1,548 (n)
McKinney Independent
   School District
5.25%     02/15/20                                  2,000        2,185
North Central Texas Health
   Facility Development Corp.
5.13%     05/15/22                                  4,500        4,641
San Antonio Independent School
   District (Series A)
5.38%     08/15/19 - 08/15/20                       6,250        6,709 (n)
University of Houston
   (MBIA Insured)
5.50%     02/15/30                                  8,000        8,439 (n,o)
                                                                91,517

UTAH -- 0.7%

City of Salt Lake City UT
5.13%     06/15/19                                  3,715        3,972

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND         (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Metropolitan Water District of
   Salt Lake & Sandy (Series A)
   (AMBAC Insured)
5.00%     07/01/22 - 07/01/24                  $    6,100   $    6,515 (o)
Murray UT (MBIA Insured)
4.75%     05/15/20                                  2,285        2,291 (o)
                                                   12,778

VERMONT -- 0.1%

University of Vermont & State
   Agricultural College
   (AMBAC Insured)
5.13%     10/01/27                                  1,000        1,061 (o)

VIRGINIA -- 0.7%

Chesterfield County Industrial
   Development Authority
5.88%     06/01/17                                  3,000        3,277
City of Norfolk VA (MBIA Insured)
5.88%     11/01/20                                  1,920        1,940 (o)
Virginia Commonwealth
   Transportation Board (Series A)
5.75%     05/15/21                                  1,945        2,056 (n)
Virginia Resources Authority
   (Series A)
5.13%     11/01/34                                  5,000        5,364
                                                                12,637

WASHINGTON -- 1.8%

County of King
5.50%     12/01/13                                    970        1,076 (m)
5.80%     12/01/12                                 10,000       10,390 (n)
County of King WA
5.50%     12/01/13                                  1,215        1,347 (m)
5.50%     12/01/13                                  7,815        8,645
Seattle Museum
   Development Authority
5.13%     04/01/31                                 10,000       10,725
                                                                32,183

WEST VIRGINIA -- 0.3%

West Virginia Housing
   Development Fund (Series B)
5.30%     05/01/24                                  4,000        4,139

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

West Virginia Housing
   Development Fund (Series C)
5.35%     11/01/27                             $    1,655   $    1,716
                                                    5,855

WISCONSIN -- 0.9%

State of Wisconsin (Series 1)
   (AMBAC Insured)
5.75%     07/01/14                                  2,990        3,292 (o)
5.75%     07/01/14                                  2,010        2,216 (n,o)
State of Wisconsin (Series A)
5.30%     07/01/18                                  5,800        6,111 (n)
Wisconsin State Health &
   Educational Facilities
   Authority (MBIA Insured)
5.25%     08/15/27                                  5,000        5,131 (o)
                                                                16,750

TOTAL INVESTMENT IN SECURITIES
   (COST $1,684,890)                                         1,769,648

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
5.56%
   (COST $3,302)                                3,301,975        3,302 (d,l)

TOTAL INVESTMENTS
   (COST $1,688,192)                                         1,772,950

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (0.1)%                                        (1,660)
                                                            ----------

NET ASSETS -- 100.0%                                        $1,771,290
                                                            ==========

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Elfun Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE ELFUN INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA (PICTURED BELOW), MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY, JAMES F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA WHO IS VESTED WITH OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND ITS LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Elfun Income Fund returned 4.69%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 4.33% and the Fund's Lipper peer group of 486 Intermediate Investment Grade Debt funds returned an average of 4.06% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2006.

A. The Federal Reserve, under Dr. Ben Bernanke's leadership, continued to raise the Fed funds rate in the first half of 2006, stopping in June at 5.25%. Although the Fed kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks, despite economic growth slowed by weakness in the housing and auto markets. While the Fed appears to be biased towards further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. Interest rates did backup in 2006 with yields on the 2-year and 10-year notes ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance benefited from the allocation in high yield and emerging market debt securities. These two sectors significantly outperformed the high-grade market with returns of 11.85% (high yield) and 9.86% (EMD). The Fund's overweight in BBB-rated corporate bonds also contributed positively value was obtained yield curve positioning while the contribution from tactical duration moves was neutral.

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT
PAUL M. COLONNA

--------------------------------------------------------------------------------

Elfun Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                           ACCOUNT VALUE AT   ACCOUNT VALUE       EXPENSES
                           THE BEGINNING OF   AT THE END OF      PAID DURING
                            THE PERIOD ($)    THE PERIOD ($)    THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**           1,000.00          1,052.28            0.96
Hypothetical 5% Return
   (2.5% for the period)       1,000.00          1,023.99            0.94
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS: 5.23%.

Elfun Income Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                            Elfun Income Fund              LB Aggregate Bond
                         (ending value $18,169)         (ending value $18,312)
12/96                            $10,000                       $10,000
12/97                             10,958                        10,965
12/98                             11,888                        11,918
12/99                             11,814                        11,820
12/00                             13,126                        13,194
12/01                             14,172                        14,308
12/02                             15,624                        15,776
12/03                             16,256                        16,423
12/04                             16,917                        17,136
12/05                             17,354                        17,552
12/06                             18,169                        18,312

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                ONE         FIVE          TEN
                                               YEAR         YEAR         YEAR
--------------------------------------------------------------------------------
Elfun Income Fund                              4.69%        5.09%        6.15%
LB Aggregate Bond                              4.33%        5.06%        6.24%

INVESTMENT PROFILE

A fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                                          ONE     FIVE     TEN
                                                         YEAR     YEAR    YEAR

Fund's rank in peer group:                                  70      78      27
Number of Funds in peer group:                             486     357     151
Peer group average annual total return:                   4.06%   4.53%   5.52%

--------------------------------------------------------------------------------

QUALITY RATINGS
AS OF DECEMBER 31, 2006

AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MOODY'S/S&P/                                                    PERCENTAGE OF
FITCH RATING*                                                    MARKET VALUE
--------------------------------------------------------------------------------
Aaa/AAA                                                            69.78%
--------------------------------------------------------------------------------
Aa/AA                                                               5.93%
--------------------------------------------------------------------------------
A/A                                                                 7.51%
--------------------------------------------------------------------------------
Baa/BBB                                                             8.62%
--------------------------------------------------------------------------------
Ba/BB and lower                                                     8.16%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN INCOME FUND                   (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

ELFUN INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $468,475 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Mortgage Backed 34.9%
Corporate Notes 25.6%
Asset Backed & Other 23.6%
U.S. Treasuries 15.9%

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 100.4%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 20.6%

U.S. Treasury Bonds
4.50%     02/15/36                             $   10,175   $    9,684 (j)
U.S. Treasury Inflation
   Indexed Bonds
2.00%     01/15/16                                  2,176        2,102 (j,p)
3.50%     01/15/11                                  4,133        4,302 (j,p)
U.S. Treasury Notes
4.63%     11/30/08 - 11/15/16                      58,855       58,672 (j)
                                                                74,760
AGENCY MORTGAGE BACKED -- 21.2%

Federal Home Loan Mortgage Corp.
4.50%     06/01/33 - 02/01/35                         851          797
5.00%     07/01/35 - 10/01/35                       1,247        1,205
5.50%     05/01/20                                    209          209
6.00%     04/01/17 - 11/01/36                       2,834        2,862
6.50%     01/01/27 - 09/01/36                       2,373        2,425
7.00%     10/01/16 - 08/01/36                         703          720
7.50%     01/01/08 - 09/01/33                         167          172
8.00%     11/01/30                                     18           19

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.

4.00%     05/01/19 - 06/01/19                  $      857   $      807
4.50%     05/01/18 - 02/01/35                       3,561        3,425
5.00%     06/01/20 - 08/01/35                       3,291        3,192
5.02%     07/01/35                                  1,810        1,798 (i)
5.11%     08/01/35                                  1,137        1,140 (i)
5.50%     03/01/14 - 08/01/35                       3,244        3,233
6.00%     02/01/14 - 08/01/35                       5,657        5,700
6.50%     02/01/14 - 08/01/36                       7,023        7,170
7.00%     08/01/13 - 06/01/36                       2,091        2,156
7.50%     08/01/13 - 03/01/34                         903          932
8.00%     12/01/11 - 11/01/33                         423          443
8.50%     04/01/30 - 05/01/31                          42           46
9.00%     06/01/09 - 12/01/22                         185          194
5.00%     TBA                                       8,283        8,051 (c)
5.50%     TBA                                      12,849       12,722 (c)
6.00%     TBA                                       4,566        4,624 (c)
6.50%     TBA                                       3,515        3,581 (c)

Government National
   Mortgage Assoc.
4.50%     08/15/33 - 09/15/34                       1,598        1,517
5.00%     08/15/33                                    377          368
6.00%     04/15/27 - 09/15/36                       1,613        1,636
6.50%     04/15/19 - 09/15/36                       1,361        1,401
7.00%     03/15/12 - 10/15/36                       1,066        1,103
7.50%     03/15/23 - 10/15/33                         147          153
8.00%     09/15/27                                     42           44
8.50%     10/15/17                                    101          108
9.00%     11/15/16 - 12/15/21                         196          211
5.50%     TBA                                       2,645        2,632 (c)
                                                                76,796
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.5%

Collateralized Mortgage
   Obligation Trust (Class B)
6.00%     11/01/18                                     32           27 (d,f,h)
Federal Home Loan
   Mortgage Corp.
1.30%     10/15/18                                  1,204           66 (g,h,i)
1.80%     12/15/30                                  2,621          120 (g,h,i)
2.43%     09/15/36                                  1,417          119 (g,i)
3.20%     10/15/33                                    515          399 (h,i)
3.94%     12/15/33                                    315          260 (h,i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

4.00%     02/15/21                             $      562   $       81 (g)
4.50%     04/15/13 - 12/15/20                       3,909          485 (g,h)
4.50%     05/15/17 - 11/15/19                       1,025          970
5.00%     05/15/20 - 02/15/35                       6,424        6,017
5.00%     12/15/13 - 12/01/34                      13,936        2,595 (g,h)
5.04%     06/15/33                                  1,125        1,092 (h,i)
5.50%     10/15/34                                    688          690
5.50%     04/15/17 - 06/15/33                       1,274          233 (g,h)
7.50%     01/15/16                                    114          117
8.00%     04/15/20                                     21           21
8.00%     02/01/23 - 07/01/24                          30            6 (g,h)
18.20%    09/25/43                                  4,109           40 (d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
5.94%     08/01/27                                      7            5 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
4.23%     11/01/34                                  1,896        1,441 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
7.50%     11/01/23                                     96           24 (g,h)
8.00%     08/01/23 - 07/01/24                          63           14 (g,h)
8.50%     03/01/17 - 07/25/22                          71           16 (g,h)
9.00%     05/25/22                                     22            6 (g,h)
Federal National Mortgage Assoc.
1.19%     12/25/42                                  1,154           23 (g,h,i)
1.65%     10/25/29                                    982           57 (g,h,i)
1.75%     12/25/30                                  1,325           67 (g,h,i)
1.85%     06/25/36 - 12/25/36                      10,984          778 (g,i)
2.25%     09/25/42                                  2,548          139 (g,h,i)
2.30%     04/25/17 - 10/25/17                       2,118          131 (g,h,i)
2.35%     08/25/16                                    646           30 (g,h,i)
2.75%     06/25/42                                    859           55 (g,h,i)
3.50%     09/25/31                                    645          592 (h,i)
4.00%     02/25/28                                     52           50
4.50%     05/25/18                                    412           37 (g,h)
4.50%     12/25/19                                    375          346
4.75%     11/25/14                                    222           14 (g,h)
5.00%     08/25/17 - 02/25/32                         477           51 (g,h)
5.00%     03/25/35                                    500          466
5.50%     07/25/34 - 02/25/35                       1,402        1,403

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

5.75%     02/25/35                             $      775   $      782
6.00%     12/25/34                                    500          508
6.50%     12/25/34                                    301          307
8.00%     07/25/14                                    291          295
Federal National Mortgage
   Assoc. (Class 1)
4.24%     01/25/36                                  1,318          994 (d,f)
Federal National Mortgage
   Assoc. (Class S)
1.75%     02/25/31                                    936           45 (g,h,i)
Federal National Mortgage
   Assoc. REMIC
1.88%     01/25/37                                  3,690          238 (g,i)
4.50%     11/25/13                                    679           26 (g,h)
4.84%     03/25/31                                    926          909 (h,i)
5.00%     10/25/22                                    406           61 (g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
5.11%     12/25/22                                     22           18 (d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%**05/25/22                                     --            1 (g,h)
Government National
   Mortgage Assoc.
5.00%     02/16/34                                    519          481
                                                                23,748
ASSET BACKED -- 5.8%

AESOP Funding II LLC (Class A)
5.47%     04/20/10                                  1,000        1,002 (b,h,i)
Bank One Issuance Trust
3.59%     05/17/10                                    175          173
Capital One Master Trust (Class C)
6.70%     06/15/11                                    149          152 (b,h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.75%     05/25/32                                     69           66
Citibank Credit Card Issuance Trust
4.45%     04/07/10                                    496          490
Countrywide Asset-Backed
   Certificates (Class A)
5.62%     05/25/36                                    208          208 (h,i)
5.91%     08/25/32                                     60           60 (h,i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Discover Card Master Trust I
   (Class A)
5.38%     04/17/12                             $    8,000   $    8,018 (h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.53%     09/25/35                                  2,000        2,001 (h,i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
5.45%     06/25/34                                  1,000        1,000 (h,i)
GSAA Trust
5.75%     05/25/34                                    149          150 (h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%     10/15/10                                    427          421
Long Beach Mortgage Loan Trust
5.81%     11/26/32                                    160          160 (h,i)
Mid-State Trust
7.54%     07/01/35                                     75           80
Peco Energy Transition Trust
6.52%     12/31/10                                    400          418
Residential Asset Mortgage
   Products, Inc.
5.59%     03/25/34                                     32           32 (h,i)
5.68%     12/25/33                                     11           11 (h,i)
Residential Asset Securities Corp.
5.60%     07/25/32                                     77           77 (h,i)
Residential Asset Securities Corp.
   (Class A)
4.16%     07/25/30                                    213          210 (h,i)
5.64%     06/25/33                                    137          137 (h,i)
Structured Asset Investment
   Loan Trust
5.58%     02/25/35                                  1,247        1,248 (b,h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
5.53%     06/15/10                                  4,000        4,013 (i)
Volkswagen Auto Lease Trust
   (Class A)
3.94%     10/20/10                                    265          262
Wachovia Asset
   Securitization Inc. (Class A)
5.57%     06/25/34                                    349          350 (h,i)
Wells Fargo Home Equity Trust
3.97%     05/25/34                                    209          205 (h,i)
                                                                20,944

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 32.7%

Abbey National PLC
7.95%     10/26/29                             $      510   $      643
Abbott Laboratories
5.88%     05/15/16                                    540          557
AES Panama S.A.
6.35%     12/21/16                                    235          231 (b)
AIG SunAmerica Global
   Financing VII
5.85%     08/01/08                                    510          514 (b,h)
Allied Waste North America Inc.
   (Series B)
7.13%     05/15/16                                  1,255        1,242
Allied World Assurance
   Holdings Ltd.
7.50%     08/01/16                                    310          333
Allstate Life Global
   Funding Trusts
3.85%     01/25/08                                    395          389
Altria Group, Inc.
7.20% 02/01/07                                        255          255
American Electric Power
   Company, Inc.
4.71%     08/16/07                                    425          423 (h,k)
American Electric Power
   Company, Inc. (Series C)
5.38%     03/15/10                                    810          806
American Electric Power
   Company, Inc. (Series D)
5.25%     06/01/15                                    335          325
American Express
   Travel Related
   Services Company Inc.
5.25%     11/21/11                                    505          505 (b)
American General Corp.
7.50%     08/11/10                                    280          300
American International
   Group, Inc.
6.25%     05/01/36                                    465          497
Appalachian Power Co.
   (Series G)
3.60%     05/15/08                                    260          254
Appalachian Power Co.
   (Series K)
5.00%     06/01/17                                    330          309

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Archstone-Smith Operating Trust
3.00%     06/15/08                             $      225   $      218
Arizona Public Service Co.
6.25%     08/01/16                                    485          495
AT&T, Inc.
4.13%     09/15/09                                  1,115        1,083
5.63%     06/15/16                                    570          566
5.88%     08/15/12                                    325          332
AvalonBay Communities, Inc.
   (REIT)
5.75%     09/15/16                                    320          321
BAC CAP TRUST V
5.63%     03/08/35                                    495          469
Banco BMG S.A.
9.15%     01/15/16                                    330          334 (b,h)
Banco de Credito del Peru
6.95%     11/07/21                                    235          235 (b,h,i)
Banco Mercantil del Norte S.A.
5.88%     02/17/14                                    650          655 (b,h,i)
6.86%     10/13/21                                    465          470 (b,h)
Banco Santander Chile
5.38%     12/09/14                                    545          537 (b,h)
Bank of America Corp.
5.75%     08/15/16                                    390          398
Bear Stearns Companies, Inc.
5.55%     01/22/17                                    390          389
BellSouth Corp.
4.20%     09/15/09                                    460          448
6.55%     06/15/34                                    180          184
Bertin Ltd.
10.25%    10/05/16                                    200          211 (b)
Bertin Ltda
10.25%    10/05/16                                    220          233
BJ Services Co.
5.75%     06/01/11                                    485          489
BNP US Funding LLC (Series A)
7.74%     12/31/49                                    255          260 (b,h,i)
Boyd Gaming Corp.
7.13%     02/01/16                                    500          497
Braskem S.A.
8.00%     01/26/17                                    265          279 (b,h)
Bristol-Myers Squibb Co.
5.88%     11/15/36                                    255          252
British Telecommunications PLC
8.63%     12/15/10                                    195          218

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Burlington Northern
   Santa Fe Corp.
8.13%     04/15/20                             $      765   $      915
Cablevision Systems Corp.
8.00%     04/15/12                                    430          422
Campbell Soup Co.
5.50%     03/15/07                                    405          405
Cap Cana S.A.
9.63%     11/03/13                                    235          238 (b,h)
Capital One Bank
6.50%     06/13/13                                    195          206
Capital One Financial Corp.
8.75%     02/01/07                                    490          491
Carolina Power & Light Co.
5.15%     04/01/15                                    230          225
5.70%     04/01/35                                    130          127
6.13%     09/15/33                                    490          507
CBS Corp.
5.63%     05/01/07                                    200          200
CCSA Finance Ltd.
7.88%     05/17/16                                    260          279 (b,h)
Chaoda Modern Agriculture
7.75%     02/08/10                                    405          405 (b,h)
Cia de Transporte de Energia
   Electrica de Alta Tension S.A.
   (Series 1)
8.88%     12/15/16                                    150          150 (b)
CIT Group, Inc.
5.13%     09/30/14                                    460          447
Citigroup, Inc.
5.10%     09/29/11                                    585          582
5.85%     12/11/34                                    790          803
Clarendon Alumina
   Production Ltd.
8.50%     11/16/21                                    235          245 (b)
Clear Channel
   Communications, Inc.
4.63%     01/15/08                                    535          530
CNA Financial Corp.
6.50%     08/15/16                                    295          308
Comcast Cable Communications
   Holdings, Inc.
9.46%     11/15/22                                    695          900

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Comcast Cable
   Communications, Inc.
6.88%     06/15/09                             $    1,010   $    1,045
Comcast Corp.
5.88%     02/15/18                                    380          375
Commonwealth Bank
   of Australia
6.02%     03/29/49                                    475          481 (b,h,i)
Commonwealth Edison Co.
5.40%     12/15/11                                    370          368
ConAgra Foods, Inc.
7.88%     09/15/10                                    133          144
ConocoPhillips Canada
   Funding Co.
5.95%     10/15/36                                    460          467
Consolidated Edison Company
   of New York
5.63%     07/01/12                                    585          594
Constellation Brands, Inc.
7.25%     09/01/16                                  1,255        1,290
Consumers Energy Co.
5.15%     02/15/17                                    330          315
Corp Andina de Fomento
5.75%     01/12/17                                    365          367
Cosan S.A Industria e Comercio
8.25%     02/28/49                                    420          408 (b,h)
Cosipa Commercial Ltd.
8.25%     06/14/16                                    330          366 (b,h)
Countrywide Home Loans, Inc.
5.63%     05/15/07                                    255          255
CRH America, Inc.
6.00%     09/30/16                                    320          323
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%     11/15/15                                  1,290        1,338
CSX Transportation, Inc.
9.75%     06/15/20                                    202          270
DaimlerChrysler NA
   Holding Corp.
4.05%     06/04/08                                    330          323
4.75%     01/15/08                                    330          327
5.88%     03/15/11                                    320          321
DBS Bank Ltd.
5.00%     11/15/19                                    605          586 (b,h,i)
7.88%     08/10/09                                    395          420 (b)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Delhaize America, Inc.
8.13%     04/15/11                             $      555   $      599
Detroit Edison Co.
6.13%     10/01/10                                    380          388
Detroit Edison Co. (Series B)
5.45%     02/15/35                                    535          498
Deutsche Bank Capital Funding
   Trust VII
5.63%     01/19/49                                    210          206 (b,h,i)
Devon OEI Operating Inc.
4.38%     10/01/07                                    195          193
Diageo Capital PLC
5.50%     09/30/16                                    480          474
Dominion Resources, Inc.
5.69%     05/15/08                                    485          486 (h,k)
Dominion Resources, Inc.
   (Series B)
4.13%     02/15/08                                    280          276
6.30%     09/30/66                                    640          643 (h,i)
Dover Corp.
6.50%     02/15/11                                    230          240
6.65%     06/01/28                                    185          204
Duke Capital LLC
5.67%     08/15/14                                     95           95
8.00%     10/01/19                                    350          407
Duke Energy Corp.
5.38%     01/01/09                                    150          150
Echostar DBS Corp.
7.00%     10/01/13                                  1,395        1,393
EI Du Pont de Nemours & Co.
4.88%     04/30/14                                    310          299
El Paso Corp.
7.63%     09/01/08                                    470          484
El Paso Electric Co.
6.00%     05/15/35                                    495          478
El Paso Production
   Holding Company
7.75%     06/01/13                                    835          874
Embarq Corp.
7.08%     06/01/16                                    480          489
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%    07/19/13                                    340          362 (b,h)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Enterprise Products Operating LP
4.00%     10/15/07                             $      875   $      864
EOP Operating LP
7.00%     07/15/11                                    650          704
7.75%     11/15/07                                    595          607
Evraz Group S.A.
8.25%     11/10/15                                    405          417 (b,h)
Firstar Bank NA
7.13%     12/01/09                                    340          358
FirstEnergy Corp. (Series B)
6.45%     11/15/11                                    485          506
FPL Group Capital, Inc. (Series B)
5.55%     02/16/08                                    660          661
Gaz Capital for Gazprom
6.21%     11/22/16                                    415          418 (b)
Georgia Gulf Corp.
9.50%     10/15/14                                    840          819 (b)
Georgia Power Co.
4.88%     07/15/07                                    530          528
Goldman Sachs Group, Inc.
5.75%     10/01/16                                  1,055        1,071
Greater Bay Bancorp
5.25%     03/31/08                                    735          733
Greentown China Holdings Ltd.
9.00%     11/08/13                                    235          242 (b)
GS Caltex Corp.
5.50%     10/15/15                                    495          490 (b,h)
GTE Corp.
6.94%     04/15/28                                    400          416
7.51%     04/01/09                                    330          344
Halliburton Co.
8.75%     02/15/21                                    250          313
Harrah's Operating Company Inc.
5.75%     10/01/17                                    225          189
Hexion US Finance Corp.
9.75%     11/15/14                                    835          846 (b)
Home Depot, Inc.
5.25%     12/16/13                                    460          457
5.40%     03/01/16                                    350          342
Host Hotels & Resorts LP
   (Series R)
6.88%     11/01/14                                    295          299 (b)
HSBC Capital Funding LP
4.61%     12/29/49                                    405          377 (b,h,i)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

HSBC Capital Funding LP
   (Series 1)
9.55%     12/31/49                             $      585   $      659 (b,h,i)
HSBC Finance Corp.
5.25%     01/15/14                                    375          372
6.50%     11/15/08                                    715          731
HSBC Holdings PLC
6.50%     05/02/36                                    100          108
Hutchison Whampoa Finance
   CI Ltd. (Series C)
7.50%     08/01/27                                    600          684 (b,h)
Hydro Quebec
8.05%     07/07/24                                    530          686
8.50%     12/01/29                                    215          300
IBM Canada Credit Services Co.
3.75%     11/30/07                                    275          270 (b,h)
Idearc Inc.
8.00%     11/15/16                                    805          817 (b)
IIRSA Norte Finance Ltd.
8.75%     05/30/24                                    415          487 (b,h)
Indiana Michigan Power
   Company (Series H)
6.05%     03/15/37                                    150          147
Industrias Unidas S.A.
11.50%    11/15/16                                    420          441 (b)
ING Capital Funding TR III
8.44%     12/29/49                                    420          465 (h,i)
ING Groep N.V.
5.78%     12/29/49                                    810          807 (h,i)
International Business
   Machines Corp.
3.80%     02/01/08                                    330          325
IPSCO, Inc.
8.75%     06/01/13                                    335          359
iStar Financial, Inc. (REIT)
4.88%     01/15/09                                    165          163
7.00%     03/15/08                                    330          336
JBS S.A.
10.50%    08/04/16                                    265          282 (b,h)
JP Morgan Chase & Co.
7.00%     11/15/09                                    590          617
JP Morgan Chase Bank
5.88%     06/13/16                                    620          639
Kansas Gas & Electric
5.65%     03/29/21                                    270          264

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Kazkommerts International
7.50%     11/29/16                             $      415   $      414 (b)
Kimco Realty Corp. (REIT)
4.82%     06/01/14                                    325          310
Kinder Morgan Energy Partners LP
5.13%     11/15/14                                     40           38
Kraft Foods, Inc.
5.25%     06/01/07                                    305          305
Landsbanki Islands
6.07%     08/25/09                                    200          201 (b,i)
6.10%     08/25/11                                    330          335 (b,h)
Lehman Brothers Holdings, Inc.
5.75%     07/18/11                                    135          138
Lloyds TSB Group PLC
6.27%     12/31/49                                    315          315 (b,i)
MacDermid, Inc.
9.13%     07/15/11                                    870          905
Majapahit Holding BV
7.25%     10/17/11                                    790          813 (b)
7.75%     10/17/16                                    665          704 (b)
Majestic Star Casino LLC
9.50%     10/15/10                                    900          945
Markel Corp.
7.35%     08/15/34                                    175          189
Mediacom LLC
9.50%     01/15/13                                    840          865
Merck & Company, Inc.
5.75%     11/15/36                                    170          168
Merrill Lynch & Company, Inc.
6.05%     05/16/16                                    550          570
Metropolitan Life Global Funding I
4.25%     07/30/09                                    460          449 (b)
MGM Mirage
5.88%     02/27/14                                    595          550
Midamerican Energy Holdings Co.
3.50%     05/15/08                                    500          487
6.13%     04/01/36                                    330          333
Mohegan Tribal Gaming Authority
8.00%     04/01/12                                    865          901
Morgan Stanley (Series F)
5.50%     01/18/08                                  2,000        2,003 (h,i)
6.25%     08/09/26                                    390          408

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Motorola, Inc.
4.61%     11/16/07                             $      550   $      546
MUFG Capital Finance 1 Ltd.
6.35%     07/25/49                                    300          305 (h,i)
Munich Re America Corp.
   (Series B)
7.45%     12/15/26                                    310          356
NAK Naftogaz Ukrainy
8.13%     09/30/09                                    800          781
Nakilat Inc.
6.07%     12/31/33                                    480          476 (b)
6.27%     12/31/33                                    405          401 (b)
National Power Corp.
9.63%     05/15/28                                    425          515
Nelnet, Inc.
5.13%     06/01/10                                    600          587
Nevada Power Co. (Series N)
6.65%     04/01/36                                    220          229
New Cingular Wireless
   Services Inc.
8.75%     03/01/31                                    570          739
News America, Inc.
7.25%     05/18/18                                    300          327
Nisource Finance Corp.
5.45%     09/15/20                                    485          452
7.88%     11/15/10                                    130          140
Noble Group, Ltd.
6.63%     03/17/15                                    405          368 (b)
Norfolk Southern Corp.
6.00%     04/30/08                                     40           40
8.63%     05/15/10                                    465          509
Norfolk Southern Railway Co.
9.75%     06/15/20                                    353          476
Northeast Utilities (Series B)
3.30%     06/01/08                                    330          320
Northern States Power Co.
6.25%     06/01/36                                    190          203
NorthWestern Corp.
5.88%     11/01/14                                    600          590
Ohio Power Co. (Series E)
6.60%     02/15/33                                    165          175
ONEOK Partners LP
5.90%     04/01/12                                    320          324
Pacific Bell
7.13%     03/15/26                                    225          241

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Pacific Gas & Electric Co.
6.05%     03/01/34                             $      255   $      257
PanAmSat Corp.
9.00%     08/15/14                                    970        1,025
Pemex Finance Ltd.
9.03%     02/15/11                                    769          820
9.69%     08/15/09                                    583          630
Pemex Project Funding
   Master Trust
6.13%     08/15/08                                    380          383
7.38%     12/15/14                                    300          330
Pepco Holdings, Inc.
5.99%     06/01/10                                    595          596 (h,i)
Peru Enhanced Pass-Through
   Finance Ltd.
3.65%     05/31/18                                    360          238 (b,d)
Petrobras International
   Finance Co.
6.13%     10/06/16                                    320          323
Pioneer Natural Resources Co.
6.88%     05/01/18                                    835          807
Popular North America, Inc.
4.25%     04/01/08                                    490          482
Potomac Edison Co.
5.35%     11/15/14                                    245          241
Procter & Gamble - ESOP
   (Series A)
9.36%     01/01/21                                    492          615
Prudential Financial, Inc.
5.70%     12/14/36                                    460          449
Prudential Holdings LLC (Series C)
8.70%     12/18/23                                    495          605 (b,h)
Public Service Company
   of Colorado
7.88%     10/01/12                                    495          554
Puget Sound Energy, Inc.
3.36%     06/01/08                                    335          326
5.48%     06/01/35                                    330          301
6.27%     03/15/37                                    195          198
Rabobank Capital Funding II
5.26%     12/31/49                                    735          719 (b,h,i)
Rabobank Capital Funding Trust
5.25%     12/29/49                                    340          328 (b,h,i)
Ranhill Labuan Ltd.
12.50%    10/26/11                                    255          252 (b)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Reichhold Industries, Inc.
9.00%     08/15/14                             $      800   $      784 (b)
Resona Bank Ltd.
5.85%     09/29/49                                    300          293 (b,h,i)
Roseton Danskammer (Series B)
7.67%     11/08/16                                    840          870
Rouse Company LP (REIT)
6.75%     05/01/13                                    500          502 (b,h)
Royal Bank of Scotland
   Group PLC
5.00%     10/01/14                                    355          346
RSHB Capital S.A.
7.18%     05/16/13                                    420          443 (b,h)
Simon Property Group, L.P. (REIT)
4.60%     06/15/10                                    330          322
4.88%     08/15/10                                    520          511
Skandinaviska Enskilda
   Banken AB
7.50%     03/29/49                                    295          310 (b,i)
SLM Corp.
4.00%     01/15/10                                    465          449
Smith International, Inc.
6.00%     06/15/16                                    320          326
Southern Copper Corp.
7.50%     07/27/35                                    830          900
Standard Chartered Bank
   Hong Kong Ltd.
4.38%     12/03/14                                    510          496 (i)
Station Casinos Inc.
7.75%     08/15/16                                    325          327
Stewart Enterprises, Inc.
6.25%     02/15/13                                  1,050        1,011
Sunoco, Inc.
5.75%     01/15/17                                    460          450
Telecom Italia Capital S.A.
4.88%     10/01/10                                    770          748
5.98%     07/18/11                                    645          644 (h,i)
7.20%     07/18/36                                    310          322
Telefonos de Mexico S.A. de C.V.
4.50%     11/19/08                                    240          236
The Kroger Co.
6.80%     12/15/18                                    320          335
The Thomson Corp.
5.50%     08/15/35                                    325          298

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Time Warner, Inc.
6.88%     05/01/12                             $      150   $      159
TNK-BP Finance S.A.
7.50%     07/18/16                                    220          234 (b,h)
Tronox Worldwide LLC
9.50%     12/01/12                                    800          842
TXU Electric Delivery Co.
5.00%     09/01/07                                    335          334
6.38%     05/01/12                                    120          123
Union Pacific Railroad Co.
5.87%     07/02/30                                    325          334
United Overseas Bank Ltd.
4.50%     07/02/13                                    665          632 (b,h)
Vale Overseas Ltd.
8.25%     01/17/34                                    425          503
Valero Energy Corp.
3.50%     04/01/09                                    535          514
VTB Capital S.A.
5.97%     08/01/08                                    335          335 (b,i)
6.14%     09/21/07                                    310          310 (b,h,i)
Wachovia Corp.
5.25%     08/01/14                                    475          469
5.63%     10/15/16                                    380          383
Wal-Mart Stores, Inc.
5.25%     09/01/35                                    350          322
Wells Fargo & Co.
5.25%     12/01/07                                    180          180
Wells Fargo Bank NA
5.95%     08/26/36                                    350          361
Westar Energy, Inc.
5.15%     01/01/17                                    230          218
7.13%     08/01/09                                    180          186
Westfield Capital
   Corporation Ltd.
4.38%     11/15/10                                    485          468 (b,h)
Weyerhaeuser Co.
6.13%     03/15/07                                    123          123
7.38%     03/15/32                                    150          156
Williams Partners LP
7.25%     02/01/17                                    485          495 (b)
Wisconsin Electric Power
3.50%     12/01/07                                    410          403
5.70%     12/01/36                                    115          114

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Wyeth
4.38%     03/01/08                             $      300   $      297
6.95%     03/15/11                                    320          340
                                                               118,805

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.5%

Banc of America Commercial
   Mortgage Inc.
5.32%     10/10/11                                    750          751
Banc of America Funding Corp.
5.75%     03/20/36                                    264          263 (h,i)
5.87%     02/20/36                                    455          455 (h,i)
Banc of America Large Loan
5.51%     06/15/18                                    648          648 (b,h,i)
Banc of America Mortgage
   Securities (Class B)
5.33%     10/25/35                                    179          173 (h,i)
5.38%     01/25/36                                    274          268 (h,i)
5.56%     02/25/36                                    210          207 (h,i)
Bank of America Alternative
   Loan Trust
6.50%     07/25/35                                    378          383
Bear Stearns Commercial
   Mortgage Securities
5.41%     03/11/39                                    222          224 (h,i)
5.48%     10/12/41                                    758          764 (h,i)
5.53%     10/12/41                                    758          767 (h,i)
6.02%     02/14/31                                    750          758
CalSTRS Trust
4.13%     11/20/12                                    938          927 (b,h)
Citigroup Mortgage Loan
   Trust, Inc.
6.10%     08/25/36                                    561          562 (h,i)
Countrywide Alternative
   Loan Trust
5.98%     05/25/36                                     99           90 (h,i)
6.00%     03/25/36 - 08/25/36                         483          419
Countrywide Alternative Loan
   Trust (Class B)
6.00%     05/25/36 - 08/25/36                         299          268
Countrywide Asset-Backed
   Certificates
5.60%     11/25/35                                    867          868 (h,i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
5.50%     12/25/35                             $      252   $      244
Credit Suisse Mortgage
   Capital Certificates
5.47%     09/15/39                                    689          694
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%     02/25/36                                    149          145 (h,i)
Crusade Global Trust (Class A)
5.55%     09/18/34                                     69           69 (h,i)
CS First Boston Mortgage
   Securities Corp.
1.50%     03/15/35                                 12,489          432 (b,h,i)
5.22%     07/15/37                                  7,734          204 (b,d,h,i)
5.25%     08/25/34                                    243          241
5.33%     10/25/35                                    253          242 (h,i)
6.13%     04/15/37                                    520          539
First Horizon Alternative
   Mortgage Securities (Class B)
5.98%     05/25/36                                     99           89 (h,i)
First Union-Lehman Brothers-
   Bank of America
6.56%     11/18/35                                    609          615
GMAC Commercial Mortgage
   Securities, Inc.
6.42%     05/15/35                                  1,037        1,049
6.47%     04/15/34                                    300          312
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.12%     12/10/41                                 12,079          271 (d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%     04/10/37                                    626          624
Impac CMB Trust
5.61%     04/25/35                                  1,046        1,048 (h,i)
Indymac INDA Mortgage
   Loan Trust
5.16%     01/25/36                                    100           97 (h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%     01/25/36                                    144          142 (h,i)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Indymac Index Mortgage
   Loan Trust
5.38%     06/25/35                             $      422   $      415 (h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.12%     01/12/39                                  7,079          240 (b,h,i)
6.47%     11/15/35                                    457          479
JP Morgan Mortgage Trust
5.41%          11/25/35                               819          808 (h,i)
LB-UBS Commercial
   Mortgage Trust
4.06%     09/15/27                                  1,033        1,006 (h,i)
4.51%     12/15/29                                    467          453
4.53%     01/15/36                                  3,150          208 (b,d,h)
5.06%     01/18/12                                 10,305          274 (d,h,i)
5.26%     09/15/39                                    800          801
5.37%     09/15/39                                    766          767
6.23%     03/15/26                                    371          378
6.31%     10/15/35                                  2,699          112 (b,d,h,i)
7.34%     02/15/40                                  8,166          174 (b,d,h,i)
7.67%     03/15/36                                  8,426          238 (b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%     12/15/30                                    832          862
6.65%     11/15/27                                  1,505        1,581
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%     07/14/16                                    103          109 (b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.28%     09/15/39                                 21,650          736 (d,h,i)
7.65%     12/15/39                                  6,931          120 (b,d,h,i)
Master Alternative Loans Trust
5.00%     08/25/18                                    392           61 (g,h)
6.50%     08/25/34 - 05/25/35                       1,517        1,537
Master Alternative Loans Trust
   (Class 3)
6.50%     01/25/35                                    383          389
Merrill Lynch Mortgage Trust
   (Class A)
5.62%     05/12/39                                    757          769 (h,i)
MLCC Mortgage Investors, Inc.
5.39%     02/25/36                                    225          222 (h,i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Morgan Stanley Capital I
5.28%     12/15/43                             $      296   $      296 (i)
5.33%     12/15/43                                    296          295 (i)
5.39%     11/12/41                                    848          847 (i)
5.71%     07/20/44                                    350          357
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%     10/15/35                                  1,000        1,046
6.54%     02/15/31                                    449          459
Morgan Stanley Dean Witter
   Capital I (Class X)
1.41%     02/01/31                                    166            7 (b,h,i)
Nomura Asset Securities Corp.
   (Class A)
6.59%     03/15/30                                  1,397        1,414
Puma Finance Ltd. (Class A)
5.53%     03/25/34                                    208          208 (h,i)
5.56%     10/11/34                                    263          263 (h,i)
Residential Accredit Loans, Inc.
6.00%     01/25/36                                    396          387
6.03%     01/25/36                                    155          155 (h,i)
Residential Funding Mortgage
   Security I
5.75%     01/25/36                                    280          274
Residential Mortgage Securities
5.44%     08/10/30                                    878          878 (b,h,i)
Structured Asset Securities Corp.
   (Class X)
2.15%     02/25/28                                    645           28 (i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%     03/15/45                                    535          539
5.68%     05/15/43                                    780          792 (h,i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.77%     07/15/45                                    755          777
Washington Mutual Inc.
5.68%     01/25/45                                    885          888 (h,i)
Wells Fargo Mortgage Backed
   Securities Trust
5.00%     11/25/20                                    657          648
5.35%     10/25/36                                  1,058        1,052 (h,i)
5.39%     08/25/35                                    629          614 (h,i)
5.50%     01/25/36                                    512          491

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Wells Fargo Mortgage Backed
   Securities Trust (Class B)

5.50%     03/25/36                             $      505   $      488
                                                                41,794
SOVEREIGN BONDS -- 2.1%

Government of Argentina
7.00%     03/28/11 - 09/12/13                       1,255        1,243
8.28%     12/31/33                                    445          484 (j)
9.38%     09/14/18                                    235          243 (b)
Government of Bahamas
6.63%     05/15/33                                    380          424 (b,h)
Government of Brazil
12.50%    01/05/22                                  1,320          708
Government of Colombia
7.38%     09/18/37                                    415          445
8.13%     05/21/24                                    370          427
Government of Manitoba Canada
4.90%     12/06/16                                    315          311
Government of Philippine
7.75%     01/14/31                                    415          471
Government of Turkey
7.38%     02/05/25                                    415          425
Government of Ukraine
6.58%     11/21/16                                    680          680 (b)
Government of Uruguay
7.63%     03/21/36                                    405          445
8.00%     11/18/22                                    300          340
Government of Venezuela
7.65%     04/21/25                                    400          436
9.38%     01/13/34                                    480          634
                                                                 7,716

TOTAL BONDS AND NOTES
   (COST $370,488)                                             364,563

                                                  NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

KeyCorp Capital
   (COST $250)                                     10,000          252 (a)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 15.1%
--------------------------------------------------------------------------------

ASSET BACKED -- 9.0%

Arran Master Trust (Class A)
5.37%     12/15/10                             $    2,000   $    2,000 (i)
Capital Auto Receivables Asset
   Trust (Class A)
5.41%     04/15/08                                    630          630 (i)
Citibank Credit Card
   Issuance Trust
5.44%     03/20/09                                  1,000        1,000 (i)
CNH Equipment Trust
5.42%     10/15/08                                    799          799 (i)
CNH Wholesale Master Note
   Trust (Class A)
5.46%     06/15/11                                  1,000        1,001 (i)
Countrywide Asset-Backed
   Certificates
5.78%     05/25/33                                     63           63 (i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.65%     06/25/33                                      2            2 (i)
Countrywide Home Equity Loan
   Trust (Class A)
5.59%     05/15/28                                    897          897 (i)
First Franklin Mortgage Loan Asset
   Backed Certificates (Class M)
5.80%     03/25/35                                  5,000        5,028 (i)
First USA Credit Card Master
   Trust (Class A)
5.50%     05/17/10                                  1,500        1,502 (i)
Fleet Home Equity Loan Trust
   (Class A)
5.60%     01/20/33                                    502          503 (i)
Fremont Home Loan Trust
5.55%     04/25/35                                  1,294        1,295 (i)
GMAC Mortgage Corp. Loan Trust
5.44%     08/25/35                                  2,000        2,000 (i)
Gracechurch Card Funding PLC
   (Class A)
5.37%     11/16/09                                  2,680        2,681 (i)
5.38%     02/17/09                                  3,000        3,000 (i)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

GSAA Trust
5.75%     05/25/34                             $      149   $      150 (h,i)
GSAMP Trust
5.50%     12/25/35                                  1,000        1,000 (i)
JP Morgan Mortgage
   Acquisition Corp.
5.43%     01/25/36                                  2,268        2,268 (i)
Long Beach Mortgage
   Loan Trust
5.47%     09/25/35                                    132          132 (i)
Residential Asset Mortgage
   Products, Inc.
5.62%     12/25/33                                    902          904 (i)
Residential Asset Securities Corp.
5.60%     01/25/36                                  3,000        3,007 (i)
Saxon Asset Securities Trust
5.58%     05/25/35                                    550          550 (i)
5.64%     08/25/35                                     26           26 (i)
Structured Asset Securities Corp.
5.55%     02/25/35                                  1,667        1,668 (i)
Wachovia Asset
   Securitization Inc. (Class A)
5.57%     06/25/34                                    698          699 (h,i)
                                                                32,805

CORPORATE NOTES -- 0.3%

Marsh & McLennan
   Companies, Inc.
5.51%     07/13/07                                  1,000        1,000 (i)

NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 5.8%

Banc of America Large Loan
5.56%     03/15/22                                  3,500        3,501 (b,i)
Granite Master Issuer PLC
5.45%     12/20/24                                  4,000        4,002 (i)
5.46%     12/20/54                                  5,000        5,003 (i)
Granite Mortgages PLC (Class 1)
5.55%     01/20/43                                    804          805 (i)
Impac CMB Trust (Class 1)
5.71%     10/25/34                                    906          907 (i)
Impac CMB Trust (Class A)
6.11%     12/25/33                                    119          119 (i)

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN INCOME FUND                    (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Interstar Millennium Trust (Class A)
5.56%     03/14/36                             $      105   $      105 (i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.52%     10/15/17                                    391          391 (b,i)
Morgan Stanley Capital I
5.94%     01/15/21                                  2,000        2,000 (b,i)
MortgageIT Trust (Class A)
5.65%     08/25/35                                  3,553        3,564 (i)
National RMBS Trust
5.48%     03/20/34                                    217          217 (i)
Washington Mutual Inc.
5.69%     01/25/45                                    446          447 (i)
                                                                21,061

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $54,845)                                               54,866
TOTAL INVESTMENTS IN SECURITIES
   (COST $425,584)                                             419,681

                                                  NUMBER
                                               OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 13.4%
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%

GEI Short Term Investment Fund
5.56%                                          23,706,658       23,707 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.9%

GEI Short Term Investment Fund
5.56%                                          25,087,049       25,087 (d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $48,794)                                               48,794

TOTAL INVESTMENTS
   (COST $474,377)                                             468,475

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (29.0)%                                     (105,333)
                                                            ----------
NET ASSETS -- 100.0%                                        $  363,142
                                                            ==========

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Income Fund had the following long futures contracts open at December 31, 2006:

                                                   NUMBER       CURRENT
                                    EXPIRATION       OF        NOTIONAL     UNREALIZED
DESCRIPTION                            DATE       CONTRACTS     VALUE      DEPRECIATION
---------------------------------------------------------------------------------------
Long Gilt
   Futures                          March 2007            9     $ 1,905       $ (13)
U.S. Treasury
   Notes 2 Yr.
   Futures                          March 2007           55      11,222         (45)
U.S. Treasury
   Notes 10 Yr.
   Futures                          March 2007          126      13,541        (118)
                                                                              -----

The Elfun Income Fund had the following short futures contracts open at December 31, 2006:

                                                   NUMBER       CURRENT     UNREALIZED
                                    EXPIRATION       OF        NOTIONAL    APPRECIATION/
DESCRIPTION                            DATE       CONTRACTS      VALUE     DEPRECIATION
----------------------------------------------------------------------------------------
Euro Bond
   Futures                          March 2007       11        $(1,683)       $  27
                                                                              -----
                                                                              $(149)
                                                                              =====

The Elfun Income Fund had the following forward foreign currency contracts open at December 31, 2006:

                                                                  UNREALIZED
CURRENCY                          CURRENCY       SETTLEMENT      APPRECIATION/
BOUGHT                              SOLD            DATE         DEPRECIATION
------------------------------------------------------------------------------
1,156 EUR                         1,518 USD   January 16, 2007        $  8
1,144 USD                           867 EUR   January 16, 2007          --
163,577 JPY                       1,387 USD   January 16, 2007         (11)
                                                                      ----
                                                                      $ (3)
                                                                      ====

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Elfun Money Market Fund
--------------------------------------------------------------------------------
                                                                            Q&A

THE ELFUN MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 100.

Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Elfun Money Market Fund returned 4.93%. The 90-Day U.S. Treasury Bill, the Fund's benchmark, returned 4.83% and the Fund's Lipper peer group of 350 Money Market funds returned an average of 4.21% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2006.

A. The Federal Reserve, under Dr. Ben Bernanke's leadership, continued to raise the Fed funds rate in the first half of 2006, stopping in June at 5.25%. Although the Fed kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks, despite economic growth slowed by weakness in the housing and auto markets. While the Fed appears to be biased towards further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. Interest rates did backup in 2006 with yields on the 2-year and 10-year notes ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance relative to the benchmark resulted from positioning along the short end of the yield curve. During the first half of the year, the Fund's average maturity was held shorter than the 90-day benchmark, taking advantage of rising short-term rates as the Federal Reserve moved toward a higher Fed funds rate.

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT
DONALD J. DUNCAN

--------------------------------------------------------------------------------

Elfun Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
-------------------------------------------------------------------------------------
                                ACCOUNT VALUE AT    ACCOUNT VALUE         EXPENSES
                                THE BEGINNING OF    AT THE END OF       PAID DURING
                                 THE PERIOD ($)     THE PERIOD ($)    THE PERIOD ($)*
-------------------------------------------------------------------------------------
Actual Fund Return**                1,000.00           1,026.07             0.90
Hypothetical 5% Return
   (2.5% for the period)            1,000.00           1,024.03             0.90
-------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      2.61%.

Elfun Money Market Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                               Elfun Money Market Fund      90-Day U.S. T-Bill
                                (ending value $14,572)    (ending value $14,285)
12/96                                  $10,000                   $10,000
12/97                                   10,545                    10,520
12/98                                   11,113                    11,035
12/99                                   11,682                    11,562
12/00                                   12,430                    12,257
12/01                                   12,947                    12,681
12/02                                   13,195                    12,888
12/03                                   13,329                    13,020
12/04                                   13,483                    13,202
12/05                                   13,887                    13,627
12/06                                   14,572                    14,285

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                            ONE    FIVE     TEN
                                                           YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
Elfun Money Market Fund                                    4.93%   2.39%   3.84%
90 Day U.S. T-Bill                                         4.83%   2.41%   3.63%

--------------------------------------------------------------------------------

LIPPER PERFORMANCE COMPARISON
MONEY MARKET PEER GROUP

BASED ON AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/06

                                                            ONE     FIVE    TEN
                                                           YEAR     YEAR   YEAR

Fund's rank in peer group:                                    7        4      1
Number of Funds in peer group:                              350      293    185
Peer group average annual total return:                    4.21%    1.73%  3.25%

--------------------------------------------------------------------------------

FUND YIELD AT DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                       IBC'S
                                                           FUND      MONEY FUND*
--------------------------------------------------------------------------------
7-day current                                              5.14%+       4.74%
--------------------------------------------------------------------------------
7-day effective                                            5.28%        4.85%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE ELFUN MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital by investing primarily in short-term, U.S. dollar denominated money market instruments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2006.

*     IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
      FUNDS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN MONEY MARKET FUND              (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                            ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $305,777 AS OF DECEMBER 31, 2006.

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Commercial Paper 41.9%
Corporate Notes 20.1%
Repurchase Agreements 15.6%
Certificates of Deposit 15.5%
U.S. Governments 6.8%
Time Deposit 0.1%

                                                PRINCIPAL    AMORTIZED
                                                   AMOUNT         COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.8%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 6.8%

U.S. AGENCIES

Federal Home Loan Bank
Discount Notes

5.12%     01/18/07                             $   13,190   $   13,159 (d)
Federal Home Loan Bank System
5.41%     12/28/07                                  7,600        7,600
                                                                20,759

COMMERCIAL PAPER -- 41.8%

Abbey National PLC
5.24%     03/19/07                                  9,000        8,899
Bank of America Corp.
5.25%     01/31/07                                 12,330       12,276
Barclays PLC
5.25% 02/12/07                                     12,400       12,324
Bear Stearns Companies
5.24%     02/28/07                                  6,150        6,098
5.25%     02/28/07                                  6,260        6,207

                                                PRINCIPAL    AMORTIZED
                                                   AMOUNT         COST
--------------------------------------------------------------------------------

Ciesco L P
5.26%     01/26/07                             $   11,640   $   11,598 (b)
Citigroup Funding Inc.
5.25%     02/22/07                                 10,770       10,688
HBOS PLC
5.22%     03/09/07                                 10,370       10,269
ING Group
5.24%     01/16/07                                  8,200        8,182
JP Morgan Chase Bank
5.23%     03/13/07                                 12,000       11,876
Jupiter Securitization Corp.
5.24%     03/05/07                                  8,610        8,531 (b)
Old Line Funding Corp.
5.25%     01/10/07                                  5,820        5,812 (b)
Sheffield Receivables Corp.
5.28%     01/10/07                                 12,370       12,354 (b)
Windmill Funding Corp.
5.26%     01/25/07                                  3,000        2,990 (b)
                                                               128,104

REPURCHASE AGREEMENTS -- 15.6%

Barclays Bank
   5.30% date 12/29/06, to be
   repurchased at $4,003 on
   01/02/07 collateralized
   by $4,080 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                                4,000        4,000
Credit Suisse
   5.32% date 12/29/06, to be
   repurchased at $9,007 on
   01/02/07 collateralized
   by $9,182 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                                9,000        9,000
UBS Securities LLC
   5.31% date 12/29/06, to be
   repurchased at $34,916 on
   01/02/07 collateralized
   by $35,594 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                               34,890       34,890
                                                                47,890

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

ELFUN MONEY MARKET FUND              (dollars in thousands) -- December 31, 2006

Schedule of Investments
--------------------------------------------------------------------------------

                                                PRINCIPAL    AMORTIZED
                                                   AMOUNT         COST
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 15.4%

Bank of Montreal
5.31%     01/22/07                             $    6,180   $    6,180
Calyon
5.34%     05/04/07                                 12,200       12,200
Royal Bank of Canada
   N Y Branch
5.30%     04/05/07                                  7,320        7,320
Societe Generale
5.30% 02/01/07                                     12,360       12,360
UBS AG
5.31%     01/05/07                                  9,260        9,260
                                                                47,320

CORPORATE NOTES -- 20.1%

American Express Credit Corp.
5.45%     01/04/08                                  6,460        6,463 (i)
Canadian Imperial Bank
5.33%     01/28/08                                 12,280       12,280
Goldman Sachs Group LP
5.48%     09/14/07                                 12,400       12,413 (b,i)
Greenwhich Capital Holdings Inc.
5.31%     02/13/07                                  7,030        7,030
HSBC Finance Corp.
5.41%     06/01/07                                 10,800       10,804 (i)
Morgan Stanley
5.37%     01/03/08                                 12,560       12,560 (i)
                                                                61,550

TIME DEPOSIT -- 0.0%*

State Street Corp.
4.85%     01/03/07                                    154          154 (e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $305,777)                                             305,777

OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                                     805
                                                            ----------

NET ASSETS -- 100.0%                                        $  306,582
                                                            ==========

----------
See Notes to Schedules of Investments on page 73 and Notes to Financial Statements.

Notes to Schedules of Investments
--------------------------------------------------------------------------------
(dollars in thousands) -- December 31, 2006

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, as amended, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $102, $6,740; $12,373; and $41,287 or 0.03%, 2.38%,
      0.70% and 11.37% of net assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income and Elfun Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(j)   All or a portion of the security is out on loan.

(k)   Step coupon Bond. Security becomes interest bearing at a future date.

(l) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by AMBAC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2006 (as a percentage of net assets) as follows:

                            AMBAC             15.19%
                            MBIA              13.01%
                            FSA                9.89%
                            FGIC               5.29%

(p) Treasury Inflation Protected Securities. The stated rate represents the rate at December 31, 2006.

(q) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+     Percentages are based on net assets as of December 31, 2006.

*     Less than 0.1%.

**    Principal amount is less than $500 (dollars not in thousands).

ABBREVIATIONS:

      ADR    -- American Depositary Receipt

      AMBAC  -- AMBAC Indemnity Corporation

      FGIC   -- Financial Guaranty Insurance Corporation

      FSA    -- Financial Security Assurance

      GDR    -- Global Depositary Receipt

      MBIA   -- Municipal Bond Investors Assurance Corporation

      Regd.  -- Registered

      REIT   -- Real Estate Investment Trust

      REMIC  -- Real Estate Mortgage Investment Conduit

      SPDR   -- Standard & Poor's Depository Receipts

      STRIPS -- Separate Trading of Registered Interest and Principal of
                Security
                                                                              73

--------------------------------------------------------------------------------
                      [This Page Left Intentionally Blank]

Financial Highlights
--------------------------------------------------------------------------------
SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED

ELFUN INTERNATIONAL EQUITY FUND                             2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --          1/1/88
Net asset value, beginning of year                  $      21.82    $      18.57     $      16.17    $      11.63    $      14.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.51            0.42             0.34            0.24            0.19
   Net realized and unrealized
     gains (losses) on investments                          5.16            3.24             2.39            4.53           (3.16)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              5.67            3.66             2.73            4.77           (2.97)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.52            0.41             0.33            0.23            0.19
   Net realized gains                                       1.28              --               --              --              --
   Return of capital                                          --              --               --              --            0.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         1.80            0.41             0.33            0.23            0.22
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      25.69    $      21.82     $      18.57    $      16.17    $      11.63
===================================================================================================================================
TOTAL RETURN(a)                                            26.03%          19.69%           16.90%          41.04%         (20.03)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $    385,518    $    287,527     $    239,329    $    204,211    $    146,832
   Ratios to average net assets:
     Net investment income                                  2.11%           2.16%            2.01%           1.82%           1.33%
     Net expenses                                           0.18%           0.23%            0.31%           0.42%           0.63%
     Gross expenses                                         0.18%           0.23%            0.32%           0.42%           0.63%
   Portfolio turnover rate                                    30%             42%              38%             34%             44%
===================================================================================================================================

ELFUN TRUSTS                                                2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --         5/27/35
Net asset value, beginning of year                  $      50.74    $      55.13     $      55.28    $      46.47    $      60.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.69            0.62             0.76            0.47            0.46
   Net realized and unrealized
     gains (losses) on investments                          5.97           (0.14)            3.63           10.17          (12.46)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              6.66            0.48             4.39           10.64          (12.00)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.70            0.64             0.76            0.46            0.47
   Net realized gains                                       5.12            4.23             3.78            1.37            1.23
   Return of capital                                          --              --               --              --            0.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         5.82            4.87             4.54            1.83            1.72
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      51.58    $      50.74     $      55.13    $      55.28    $      46.47
===================================================================================================================================
TOTAL RETURN(a)                                            13.10%           0.80%            7.94%          22.95%         (19.91)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $  2,302,024    $  2,273,709     $  2,444,850    $  2,377,213    $  1,986,967
   Ratios to average net assets:
     Net investment income                                  1.29%           1.12%            1.34%           0.92%           0.85%
     Net expenses                                           0.13%           0.11%            0.15%           0.19%           0.17%
     Gross expenses                                         0.13%           0.11%            0.15%           0.19%           0.17%
   Portfolio turnover rate                                    14%             13%              13%              9%             11%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
--------------------------------------------------------------------------------
SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED

ELFUN DIVERSIFIED FUND                                      2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --          1/1/88
Net asset value, beginning of year                  $      18.74    $      19.43     $      19.34    $      16.25    $      18.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.50            0.44             0.42            0.34            0.43
   Net realized and unrealized
     gains (losses) on investments                          2.24            0.35             1.26            3.11           (2.12)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              2.74            0.79             1.68            3.45           (1.69)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.50            0.44             0.42            0.36            0.45
   Net realized gains                                       0.83            1.04             1.17            0.00*             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         1.33            1.48             1.59            0.36            0.45
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      20.15    $      18.74     $      19.43    $      19.34    $      16.25
===================================================================================================================================
TOTAL RETURN(a)                                            14.60%           4.02%            8.70%          21.25%          (9.15)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $    283,069    $    259,930     $    256,472    $    235,832    $    194,980
   Ratios to average net assets:
     Net investment income                                  2.45%           2.21%            2.13%           1.93%           2.42%
     Net expenses                                           0.20%           0.22%            0.23%           0.27%           0.32%
     Gross expenses                                         0.20%           0.22%            0.24%           0.27%           0.32%
   Portfolio turnover rate                                   119%            118%             138%            124%            123%
===================================================================================================================================

ELFUN TAX-EXEMPT INCOME FUND                                2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --          1/1/80
Net asset value, beginning of year                  $      11.75    $      11.91     $      12.00    $      12.05    $      11.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.54            0.54             0.55            0.57            0.59
   Net realized and unrealized
     gains (losses) on investments                          0.01           (0.12)           (0.03)           0.01            0.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                     0.55            0.42             0.52            0.58            1.10
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.54            0.54             0.55            0.57            0.59
   Net realized gains                                       0.02            0.04             0.06            0.06            0.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.56            0.58             0.61            0.63            0.65
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      11.74    $      11.75     $      11.91    $      12.00    $      12.05
===================================================================================================================================
TOTAL RETURN(a)                                             4.83%           3.64%            4.49%           4.95%           9.71%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $  1,771,290    $  1,741,535     $  1,697,548    $  1,773,090    $  1,724,282
   Ratios to average net assets:
     Net investment income                                  4.64%           4.56%            4.60%           4.72%           4.99%
     Net expenses                                           0.12%           0.13%            0.12%           0.12%           0.10%
     Gross expenses                                         0.12%           0.13%            0.12%           0.12%           0.10%
   Portfolio turnover rate                                    36%             32%              32%             41%             22%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
--------------------------------------------------------------------------------
SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED

ELFUN INCOME FUND                                           2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --        12/31/84
Net asset value, beginning of year                  $      11.14    $      11.42     $      11.60    $      11.78    $      11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.59            0.54             0.46            0.45            0.53
   Net realized and unrealized
     gains (losses) on investments                         (0.09)          (0.25)           (0.00)*          0.02            0.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                     0.50            0.29             0.46            0.47            1.13
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.59            0.53             0.46            0.47            0.55
   Net realized gains                                         --            0.04             0.18            0.18            0.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.59            0.57             0.64            0.65            0.62
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $      11.05    $      11.14     $      11.42    $      11.60    $      11.78
===================================================================================================================================
TOTAL RETURN(a)                                             4.69%           2.58%            4.07%           4.04%          10.24%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $    363,142    $    385,076     $    396,359    $    413,209    $    416,565
   Ratios to average net assets:
     Net investment income                                  5.41%           4.74%            3.99%           3.82%           4.59%
     Net expenses                                           0.19%           0.21%            0.19%           0.18%           0.24%
     Gross expenses                                         0.19%           0.21%            0.19%           0.18%           0.24%
   Portfolio turnover rate                                   328%            317%             351%            361%            317%
===================================================================================================================================

ELFUN MONEY MARKET FUND                                     2006            2005             2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --              --               --              --         6/13/90
Net asset value, beginning of year                  $       1.00    $       1.00     $       1.00    $       1.00    $       1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.05            0.03             0.01            0.01            0.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                     0.05            0.03             0.01            0.01            0.02
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    0.05            0.03             0.01            0.01            0.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.05            0.03             0.01            0.01            0.02
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $       1.00    $       1.00     $       1.00    $       1.00    $       1.00
===================================================================================================================================
TOTAL RETURN(a)                                             4.93%           3.00%            1.15%           1.01%           1.91%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)           $    306,582    $    313,641     $    315,279    $    351,686    $    378,462
   Ratios to average net assets:
     Net investment income                                  4.87%           3.06%            1.24%           1.05%           1.65%
     Net expenses                                           0.18%           0.19%            0.18%           0.17%           0.20%
     Gross expenses                                         0.18%           0.19%            0.18%           0.17%           0.20%

----------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.

  *   LESS THAN 0.01 PER SHARE.

----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS                                                ELFUN
AND LIABILITIES  DECEMBER 31, 2006                              INTERNATIONAL       ELFUN
(AMOUNTS IN THOUSANDS)                                           EQUITY FUND       TRUSTS
--------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $265,516;
      $1,429,040; $244,837; $1,684,890; $425,584
      and $0 respectively)                                       $  379,279     $ 2,260,057
   Short-term Investments (at amortized cost)                        54,646              --
   Short-term affiliated investments (at amortized cost)              3,453          38,246
   Restricted Cash**                                                    374              --
   Foreign currency (cost $1,786; $0; $313; $0; $986;
      and $0, respectively)                                           1,789              --
   Receivable for investments sold                                       --              --
   Income receivables                                                   476           1,849
   Receivable for fund shares sold                                      871           4,514
   Variation margin receivable                                           --              --
   Unrealized gain on forward foreign currency contracts                 --              --
--------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                  440,888       2,304,666
--------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders                                   --               8
   Payable upon return of securities loaned                          54,646              --
   Payable for investments purchased                                    473              --
   Payable for fund units redeemed                                      127           1,920
   Payable to GEAM                                                       20             139
   Accrued other expenses                                               102             575
   Variation margin payable                                               2              --
   Payable to custodian                                                  --              --
   Unrealized loss on forward foreign currency contracts                 --              --
--------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                              55,370           2,642
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $  385,518     $ 2,302,024
============================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                  272,052       1,468,471
   Undistributed (distribution in excess of)
      net investment income                                             (15)            360
   Accumulated net realized gain (loss)                                (310)          2,176
   Net unrealized appreciation/(depreciation) on:
      Investments                                                   113,763         831,017
      Futures                                                            21              --
      Foreign currency related transactions                               7              --
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $  385,518     $ 2,302,024
--------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively; unlimited shares authorized)                15,009          44,630
Net asset value, offering and redemption price per unit          $    25.69     $     51.58

 * Includes $54,043; $17,495 and $75,850 of securities on loan in the Elfun International Equity Fund, Elfun Diversified Fund and Elfun Income Fund, respectively.

** Cash on deposit with a broker as collateral for international futures contracts.

----------
See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS                                               ELFUN           ELFUN                       ELFUN
AND LIABILITIES  DECEMBER 31, 2006                              DIVERSIFIED      TAX-EXEMPT      ELFUN      MONEY MARKET
(AMOUNTS IN THOUSANDS)                                             FUND         INCOME FUND   INCOME FUND       FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $265,516;
      $1,429,040; $244,837; $1,684,890; $425,584
      and $0 respectively)                                       $  288,755     $ 1,769,648   $  419,681     $      --
   Short-term Investments (at amortized cost)                        18,154              --           --       305,777
   Short-term affiliated investments (at amortized cost)                  1           3,302       48,794            --
   Restricted Cash**                                                     --              --           --            --
   Foreign currency (cost $1,786; $0; $313; $0; $986;
      and $0, respectively)                                             313              --          982            --
   Receivable for investments sold                                    3,112              --       15,906            --
   Income receivables                                                   788          23,464        3,576           936
   Receivable for fund shares sold                                    1,120           1,760          279           958
   Variation margin receivable                                           28              --           --            --
   Unrealized gain on forward foreign currency contracts                  1              --            8            --
-------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                  312,272       1,798,174      489,226       307,671
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders                                    1           2,193          508           169
   Payable upon return of securities loaned                          18,154              --       77,457            --
   Payable for investments purchased                                 10,659          23,642       47,785            --
   Payable for fund units redeemed                                      149             444          127         1,128
   Payable to GEAM                                                       16             114           25          (425)
   Accrued other expenses                                               (66)            491          161           217
   Variation margin payable                                              --              --           10            --
   Payable to custodian                                                 288              --           --            --
   Unrealized loss on forward foreign currency contracts                  2              --           11            --
-------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                              29,203          26,884      126,084         1,089
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $  283,069     $ 1,771,290   $  363,142     $ 306,582
=========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                  239,325       1,686,289      375,097       306,582
   Undistributed (distribution in excess of)
      net investment income                                              55              --          739            --
   Accumulated net realized gain (loss)                                (191)            243       (6,635)           --
   Net unrealized appreciation/(depreciation) on:
      Investments                                                    43,918          84,758       (5,903)           --
      Futures                                                           (38)             --         (149)           --
      Foreign currency related transactions                              --              --           (7)           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $  283,069     $ 1,771,290   $  363,142     $ 306,582
-------------------------------------------------------------------------------------------------------------------------
   Units outstanding (Par value $10; $10; $10; $10; $10;
      and $1, respectively; unlimited shares authorized)             14,048         150,840       32,873       306,595
   Net asset value, offering and redemption price per unit       $    20.15     $     11.74   $    11.05     $    1.00

-------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                            ELFUN
FOR THE YEAR ENDED DECEMBER 31, 2006                            INTERNATIONAL     ELFUN
(AMOUNTS IN THOUSANDS)                                           EQUITY FUND      TRUSTS
-------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividends                                                    $ 7,928       $ 28,753
      Interest*                                                        261             28
      Interest from affliated investments**                            363          3,431
      Less: Foreign taxes withheld                                    (778)            --
-------------------------------------------------------------------------------------------
   TOTAL INCOME                                                      7,774         32,212
-------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses                                          237          1,726
      Transfer agent expenses                                          151            580
      Unitholder Servicing Agent Expense                                74            278
      Custody and accounting expenses                                  124            149
      Professional fees                                                 18             32
      Registration, filing, printing and
         miscellaneous expenses                                         23             94
-------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                                   627          2,859
-------------------------------------------------------------------------------------------
      NET EXPENSES                                                     627          2,859
-------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                             7,147         29,353
===========================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments                                                   31,820        211,119
      Futures                                                           50             --
      Written options                                                   --             --
      Foreign currency related transactions                             99             --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments                                                   38,761         40,495
      Futures                                                          (31)            --
      Foreign currency related transactions                             19             --
-------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                                70,718        251,614
-------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $77,865       $280,967
===========================================================================================

 * Income attributable to securities lending activity, net of rebate expenses, for the Elfun International Fund, Elfun Trust, Elfun Diversified Fund and Elfun Income Fund was $247, $14, $54 and $582, respectively.

** Income attributable to securities lending activity, net of rebate, for Elfun Income Fund was $171.

----------
See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                            ELFUN          ELFUN                        ELFUN
FOR THE YEAR ENDED DECEMBER 31, 2006                             DIVERSIFIED     TAX-EXEMPT      ELFUN      MONEY MARKET
(AMOUNTS IN THOUSANDS)                                              FUND        INCOME FUND   INCOME FUND       FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                                   $  3,635       $     --      $     --      $     --
      Interest*                                                      3,280         82,210        17,716        15,492
      Interest from affliated investments**                            345            943         2,973            --
      Less: Foreign taxes withheld                                    (117)            --            --            --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                      7,143         83,153        20,689        15,492
-------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses                                          201          1,422           321           268
      Transfer agent expenses                                          112            240           135           109
      Unitholder Servicing Agent Expense                                54            114            65            54
      Custody and accounting expenses                                  123            136           136            46
      Professional fees                                                 15             28            16            15
      Registration, filing, printing and
         miscellaneous expenses                                         29             87            45            60
-------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                                   534          2,027           718           552
-------------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                                     534          2,027           718           552
-------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                          6,609         81,126        19,971        14,940
=========================================================================================================================
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments                                                   12,005          3,555        (3,323)           --
      Futures                                                         (477)            --           (12)           --
      Written options                                                   (8)            --            (3)           --
      Foreign currency related transactions                             10             --            19            --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments                                                   18,890         (1,137)          149            --
      Futures                                                          (95)            --          (141)           --
      Foreign currency related transactions                              2             --            (7)           --
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                                30,327          2,418        (3,318)           --
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                   $ 36,936       $ 83,544      $ 16,653      $ 14,940
=========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES                                                                  ELFUN
IN NET ASSETS FOR THE YEARS ENDED                                                   INTERNATIONAL                  ELFUN
DECEMBER 31, 2006 AND 2005 (AMOUNTS IN THOUSANDS)                                    EQUITY FUND                   TRUSTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 2006          2005          2006          2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                                   $     7,147   $     5,454   $    29,353   $    26,080
     Net realized gain (loss) on investments, futures, written
       options, foreign currency related transactions and swaps                   31,969        23,790       211,119       178,622
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures and foreign
       currency related transactions                                              38,749        18,065        40,495      (187,638)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                      77,865        47,309       280,967        17,064
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
     Net investment income                                                        (7,387)       (5,292)      (28,993)      (26,967)
     Net realized gains                                                          (18,031)           --      (210,756)     (176,836)
     Return of capital                                                                --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                           (25,418)       (5,292)     (239,749)     (203,803)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and
     distributions                                                                52,447        42,017        41,218      (186,739)
-----------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
     Proceeds from sale of units                                                  50,784        19,837        35,483        45,696
     Value of distributions reinvested                                            22,546         4,685       178,795       151,295
     Cost of units redeemed                                                      (27,786)      (18,341)     (227,181)     (181,393)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions                                 45,544         6,181       (12,903)       15,598
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                        97,991        48,198        28,315      (171,141)

NET ASSETS
   Beginning of year                                                             287,527       239,329     2,273,709     2,444,850
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                               $   385,518   $   287,527   $ 2,302,024   $ 2,273,709
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF YEAR                                                       $       (15)  $       126   $       360   $        --

-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
-----------------------------------------------------------------------------------------------------------------------------------

Units sold by subscription                                                         2,103         1,024           661           852
Issued for distribution reinvested                                                   880           213         3,454         2,958
Units redeemed                                                                    (1,151)         (948)       (4,298)       (3,346)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units                                              1,832           289          (183)          464
===================================================================================================================================

----------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES                                                                  ELFUN                       ELFUN
IN NET ASSETS FOR THE YEARS ENDED                                                   DIVERSIFIED                  TAX-EXEMPT
DECEMBER 31, 2006 AND 2005 (AMOUNTS IN THOUSANDS)                                       FUND                    INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 2006          2005          2006          2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                                   $     6,609   $     5,629   $    81,126   $    78,816
     Net realized gain (loss) on investments, futures, written
       options, foreign currency related transactions and swaps                   11,530        13,748         3,555         4,813
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures and foreign
       currency related transactions                                              18,797        (9,170)       (1,137)      (23,019)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                      36,936        10,207        83,544        60,610
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
     Net investment income                                                        (6,564)       (5,633)      (81,126)      (78,816)
     Net realized gains                                                          (11,062)      (13,505)       (3,132)       (6,489)
     Return of capital                                                                --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                           (17,626)      (19,138)      (84,258)      (85,305)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and
     distributions                                                                19,310        (8,931)         (714)      (24,695)
-----------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
     Proceeds from sale of units                                                  15,306        16,585        91,794       100,437
     Value of distributions reinvested                                            15,043        16,440        57,078        58,169
     Cost of units redeemed                                                      (26,520)      (20,636)     (118,403)      (89,924)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions                                  3,829        12,389        30,469        68,682
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                        23,139         3,458        29,755        43,987

NET ASSETS
   Beginning of year                                                             259,930       256,472     1,741,535     1,697,548
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                               $   283,069   $   259,930   $ 1,771,290   $ 1,741,535
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF YEAR                                                       $        55   $        --   $        --   $        --

-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
-----------------------------------------------------------------------------------------------------------------------------------

Units sold by subscription                                                           776           860         7,845         8,446
Issued for distribution reinvested                                                   745           872         4,880         4,904
Units redeemed                                                                    (1,340)       (1,064)      (10,133)       (7,578)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units                                                181           668         2,592         5,772
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES                                                                                              ELFUN
IN NET ASSETS FOR THE YEARS ENDED                                                      ELFUN                    MONEY MARKET
DECEMBER 31, 2006 AND 2005 (AMOUNTS IN THOUSANDS)                                   INCOME FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 2006          2005          2006          2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                                   $    19,971   $    18,565   $    14,940   $     9,546
     Net realized gain (loss) on investments, futures, written
       options, foreign currency related transactions and swaps                   (3,319)       (2,654)           --            --
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures and foreign
       currency related transactions                                                   1        (6,068)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                      16,653         9,843        14,940         9,546
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
     Net investment income                                                       (19,915)      (18,463)      (14,801)       (9,227)
     Net realized gains                                                               --        (1,242)           --            --
     Return of capital                                                                --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                           (19,915)      (19,705)      (14,801)       (9,227)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and
     distributions                                                                (3,262)       (9,862)          139           319
-----------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
     Proceeds from sale of units                                                  17,320        21,282       137,111       134,457
     Value of distributions reinvested                                            13,848        13,718        12,862         8,079
     Cost of units redeemed                                                      (49,840)      (36,421)     (157,171)     (144,493)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions                                (18,672)       (1,421)       (7,198)       (1,957)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (21,934)      (11,283)       (7,059)       (1,638)

NET ASSETS
   Beginning of year                                                             385,076       396,359       313,641       315,279
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                               $   363,142   $   385,076   $   306,582   $   313,641
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF YEAR                                                       $       739   $       663   $        --   $      (139)

-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
-----------------------------------------------------------------------------------------------------------------------------------

Units sold by subscription                                                         1,578         1,880       137,111       134,457
Issued for distribution reinvested                                                 1,261         1,216        12,862         8,079
Units redeemed                                                                    (4,536)       (3,226)     (157,171)     (144,493)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units                                             (1,697)         (130)       (7,198)       (1,957)
===================================================================================================================================

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES

(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                                   NET TAX
                                      COST OF        GROSS TAX     GROSS TAX    APPRECIATION/
                                    INVESTMENTS     UNREALIZED    UNREALIZED   (DEPRECIATION)
                                 FOR TAX PURPOSES  APPRECIATION  DEPRECIATION  ON INVESTMENTS
-----------------------------------------------------------------------------------------------
Elfun International Equity Fund     $  324,108      $ 115,125    $   (1,855)     $  113,270
Elfun Trusts                         1,467,582        843,135       (12,414)        830,721
Elfun Diversified Fund                 263,369         48,398        (4,857)         43,541
Elfun Tax-Exempt Income Fund         1,688,192         84,929          (171)         84,758
Elfun Income Fund                      474,573          2,024        (8,122)         (6,098)
Elfun Money Market Fund                305,777             --            --              --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

                                        NET TAX
                                     APPRECIATION/       UNDISTRIBUTED   UNDISTRIBUTED           POST
                                   (DEPRECIATION) ON        INCOME/     LONG-TERM GAINS/       OCTOBER
                                 DERIVATIVES, CURRENCY   (ACCUMULATED     (ACCUMULATED          LOSSES
                                 AND OTHER NET ASSETS   ORDINARY LOSS)    CAPITAL LOSS)   (SEE DETAIL BELOW)
------------------------------------------------------------------------------------------------------------

Elfun International Equity Fund          $   28             $ (14)          $    182            $   --
Elfun Trusts                                 --               721              2,111                --
Elfun Diversified Fund                        6                67                130                --
Elfun Tax-Exempt Income Fund                 --                39                204                --
Elfun Income Fund                            10               734             (6,347)             (254)
Elfun Money Market Fund                      --                --                 --                --

As of December 31, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended December 31, 2006, the Elfun International Equity Fund utilized approximately $13,373 of capital loss carryovers.

FUND                                                           AMOUNT    EXPIRES
--------------------------------------------------------------------------------
Elfun Income Fund                                              $1,896   12/31/13
                                                                4,451   12/31/14

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2006 as follows:

                                                             CAPITAL    CURRENCY
--------------------------------------------------------------------------------
Elfun Income Fund                                             $254        $ --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                                   EXEMPT    ORDINARY     LONG-TERM
                                  INTEREST    INCOME    CAPITAL GAINS    TOTAL
--------------------------------------------------------------------------------
Elfun International Equity Fund   $     --   $  7,387     $  18,031    $  25,418
Elfun Trusts                            --     28,993       210,756      239,749
Elfun Diversified Fund                  --      6,564        11,062       17,626
Elfun Tax-Exempt Income Fund        78,598      3,134         2,526       84,258
Elfun Income Fund                       --     19,915            --       19,915
Elfun Money Market Fund                 --     14,801            --       14,801

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

(DOLLARS IN THOUSANDS)

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

                                  UNDISTRIBUTED
                                  NET INVESTMENT       ACCUMULATED      PAID IN
                                      INCOME        NET REALIZED LOSS   CAPITAL
--------------------------------------------------------------------------------
Elfun International Equity Fund        $ 99               $ (99)         $ --
Elfun Trusts                             --                  --            --
Elfun Diversified Fund                   10                 (10)           --
Elfun Tax-Exempt Income Fund             --                  --            --
Elfun Income Fund                        20                 (20)           --
Elfun Money Market Fund                  --                  --            --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis, including accreting of discounts and amortizing of premiums on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

3.    LINE OF CREDIT

The Funds share a revolving credit facility of up to $25 million with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 bps and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Funds during the period ended December 31, 2006.

4.    AMOUNTS PAID TO AFFILIATES

During 2006, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administration expenses and unitholder servicing agent expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2006, $93 (dollars in thousands) was charged to the Funds and was allocated pro rata across Funds based upon relative net assets. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

5.    INVESTMENT TRANSACTIONS

      (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2006, were as follows:

                                   PURCHASES      SALES
---------------------------------------------------------
Elfun International Equity Fund   $  124,857   $   98,285
Elfun Trusts                         308,776      534,235
Elfun Diversified Fund               320,329      321,066
Elfun Tax-Exempt Income Fund         681,050      631,502
Elfun Income Fund                  1,412,633    1,417,183

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

OPTIONS

During the year ended December 31, 2006, the following option contracts were written:

                                   ELFUN DIVERSIFIED FUND     ELFUN INCOME FUND
                                  ------------------------   ----------------------
                                      NUMBER                    NUMBER
                                   OF CONTRACTS    PREMIUM   OF CONTRACTS   PREMIUM
-----------------------------------------------------------------------------------
Balance as of December 31, 2005         --           $  --          --       $ --
Written                                215               5       1,465         43
Closed and Expired                    (215)             (5)     (1,465)       (43)
-----------------------------------------------------------------------------------
Balance as of December 31, 2005         --              --          --         --
-----------------------------------------------------------------------------------

SECURITY LENDING

At December 31, 2006, the following Funds participated in securities lending:

                                        LOANED SECURITIES
                                         AT MARKET VALUE            CASH
                                  (INCLUDING ACCRUED INTEREST)  COLLATERAL*
---------------------------------------------------------------------------
Elfun International Equity Fund             $ 54,043             $ 54,646
Elfun Diversified Fund                        17,495               18,154
Elfun Income Fund                             75,850               77,457

* COLLATERAL OF $52,440; $18,129 AND $77,457 FOR ELFUN INTERNATIONAL EQUITY FUND, ELFUN DIVERSIFIED FUND AND ELFUN INCOME FUND INCREASED BY $2,206, $25 AND $0 RESPECTIVELY, ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered
--------------------------------------------------------------------------------
Public Accounting Firm

[KPMG LOGO OMITTED]

THE SHAREHOLDERS AND BOARD OF TRUSTEES
ELFUN FUNDS

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Money Market Fund, each a series of Elfun Funds, including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Money Market Fund as of December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                         /s/ KPMG LLP

Boston, Massachusetts
February 14, 2007

Tax Information, unaudited
--------------------------------------------------------------------------------
For the year ended December 31, 2006

SUMMARY

For the fiscal year ended December 31, 2006 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as providied for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

FUND NAME                                             QUALIFIED DIVIDEND INCOME
-------------------------------------------------------------------------------
Elfun International Equity Fund                                 57.91%
Elfun Diversified Fund                                          43.03%
Elfun Trusts                                                    93.17%

Of the dividends paid from net investment income by the Elfun Tax Exempt Fund during the calendar year ended December, 31, 2006, 96.87% represent exempt interest dividends for Federal income tax purposes.

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

FUND NAME                                          DIVIDENDS RECEIVED DEDUCTION
-------------------------------------------------------------------------------
Elfun Diversified Fund                                        30.13%
Elfun Trusts                                                  70.74%

During the year ended December 31, 2006, the following funds paid to shareholders of record on December 27, 2006, the following long-term capital gain dividends reported on Form 1099 for 2006:

FUND NAME                                                      PER SHARE AMOUNT
-------------------------------------------------------------------------------
Elfun International Equity Fund                                   $ 1.28014
Elfun Diversified Fund                                              0.83436
Elfun Trusts                                                        5.12442
Elfun Tax-Exempt Income Fund                                        0.01683

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2006, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Funds follows:

                                                   TOTOL FOREIGN   TOTAL FOREIGN
FUND NAME                                          SOURCE INCOME     TAXES PAID
--------------------------------------------------------------------------------
Elfun International Equity Fund                     $ 7,872,774      $ 685,249

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

The Board of Trustees of each Fund considered and unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at meetings held on April 5 and December 12, 2006.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances.

In connection with their approval of the Funds' investment advisory agreements, the Board members received and considered memoranda prepared by GEAM personnel, which set forth detailed information, including substantial exhibits and other materials, related to GEAM's business and the services it provides to each Fund. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal and compliance departments, senior members of each relevant investment group (e.g., equity, fixed income) and research personnel. The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these agreements in recent years, noting that the information they received was presented in a similar manner and format.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM were of a high quality and had benefited the Funds.

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in discussions regarding the investment process for each Fund, the portfolio management and supporting research personnel, the investment style and approach employed for each Fund, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED TO THE FUNDS.

The Board members considered the cost of the services provided by GEAM. The Board members noted that, under each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by the agreement and for the reasonable costs incurred by its affiliate, GE Investment Distributors, Inc. ("GEID"), in providing services specified in its agreement with the Funds as unitholder servicing agent. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable and consistent across GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW.

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed and concurred with information provided by GEAM personnel, which showed how significant Fund asset growth can reduce a Fund's operating expenses.

COMPARISON OF SERVICES TO BE RENDERED AND COSTS TO BE INCURRED.

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this

Advisory Agreement Renewal,unaudited
--------------------------------------------------------------------------------

information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information, unaudited
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
RONALD R. PRESSMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE: 48

POSITION HELD WITH FUND: Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED: Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, President and Chief Executive Officer of GEAM since 2006; President and CEO of GE Insurance and Chairman, President and CEO of GE Insurance Solutions from 2000 to 2006; President and CEO of GE Capital Real Estate from 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE: GE Capital Corporation since 2000, GE Capital Services, Inc. since 2000, Board of the Pathways to College since 2003; National Board Chair of A Better Chance since 2007, Director since 1999; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 2006.

--------------------------------------------------------------------------------
DAVID B. CARLSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Domestic Equities of GEAM since September 2003, Senior Vice President, Domestic Equities of GEAM from 1989 to 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1991.

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 19 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003, Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
KATHRYN D. KARLIC
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 51

POSITIONS HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income of GEAM since March 2004, Senior Vice President - Fixed Income of GEAM from 2002 to 2004.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings and Security Funds and General Electric Pension Trust since 2006; Trustee of Babson College since 1999.

Additional Information, unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 51

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 19 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Investment Strategies since July 2006; Senior Vice President - International Equities of GEAM from 1995-2006; Senior Vice President - Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of S&S Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 50

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President -Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

Additional Information, unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 53

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 7 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Elfun Funds' Investment Team
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the ELFUN DIVERSIFIED FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for ELFUN TRUSTS and has served in this capacity since 1988. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the ELFUN TAX-EXEMPT INCOME FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the ELFUN INCOME FUND and has been responsible for the fixed income portion of the ELFUN DIVERSIFIED FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the ELFUN INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was the Assistant Investment Officer for the Public Employees Retirement System of Ohio.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the ELFUN MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the ELFUN INCOME FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the ELFUN INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the ELFUN INTERNATIONAL EQUITY FUND since joining GE Asset Management in October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Elfun Funds' Investment Team
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES (CONTINUED)

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the ELFUN INTERNATIONAL EQUITY FUND since 1991 and has managed foreign investments for the ELFUN DIVERSIFIED FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992.

PAUL NESTRO is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and will be a member of the portfolio management team for the ELFUN INTERNATIONAL EQUITY FUND effective February 2007.

JAMES F. PALMIERI is an Assistant Portfolio Manager of GEAM. Since March 2006, he has managed the mortgage-backed securities sector for the ELFUN INCOME FUND. Prior to joining GEAM, Mr. Palmieri was a director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the ELFUN INCOME FUND since March 2005. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since August 1999. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management. She has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since May 1995. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - Domestic Equities in 1991 and Senior Vice President - International Equities in 1995 and Executive Vice President - Investment Strategies in July 2006.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He will serve on the portfolio management team for the ELFUN INTERNATIONAL EQUITY FUND effective February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Elfun Funds' Investment Team
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
Christopher D. Brown
Ralph R.Layman
Paul M. Colonna

ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield

ELFUN INCOME FUND
Team led by
Paul M. Colonna

ELFUN MONEY MARKET FUND
Donald J. Duncan

INVESTMENT ADVISER
GE Asset Management Incorporated

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP

CUSTODIAN
State Street Bank & Trust Company

UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Funds
c/o PFPC, Inc
P.O. Box 9838
Providence, RI 02940

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, TRUSTEE, EVP, FIXED INCOME

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, TRUSTEE, EVP, INVESTMENT STRATEGIES

Donald W. Torey, TRUSTEE, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER

Shareholder Services
--------------------------------------------------------------------------------

NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

o     View account balance and transaction history

o     Make exchanges

o     Redeem shares

o     Purchase shares

o     View and order tax forms

o     View quarterly statements

o     Change address

o     Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

NEW EXTENDED TELEPHONE SERVICE

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

GE Funds
c/o PFPC, Inc
P.O. Box 9838
Providence, RI 02940

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

--------------------------------------------------------------------------------

                      [This Page Left Intentionally Blank]

Highly Rated Elfun Funds
--------------------------------------------------------------------------------

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2006

-----------------------------------------------------------------------------------------
                       FUND                                   NUMBER OF         STAR
                    (CATEGORY)                            FUNDS IN CATEGORY    RATING
-----------------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY -- (Foreign Large Blend)
-----------------------------------------------------------------------------------------
                   Overall                                       537          * * * *
          -----------------------------------------------------------------------------
                   3 year                                        537          * * * *
          -----------------------------------------------------------------------------
                   5 year                                        435          * * *
          -----------------------------------------------------------------------------
                   10 year                                       183          * * * *
-----------------------------------------------------------------------------------------
ELFUN TRUSTS -- (Large Growth)
-----------------------------------------------------------------------------------------
                   Overall                                       1405         * * * *
          -----------------------------------------------------------------------------
                   3 year                                        1405         * * *
          -----------------------------------------------------------------------------
                   5 year                                        1109         * * * *
          -----------------------------------------------------------------------------
                   10 year                                       447          * * * * *
-----------------------------------------------------------------------------------------
ELFUN DIVERSIFIED -- (Moderate Allocation)
-----------------------------------------------------------------------------------------
                   Overall                                       840          * * * *
          -----------------------------------------------------------------------------
                   3 year                                        840          * * * *
          -----------------------------------------------------------------------------
                   5 year                                        626          * * * *
          -----------------------------------------------------------------------------
                   10 year                                       349          * * * *
-----------------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME -- (Muni National Intermediate)
-----------------------------------------------------------------------------------------
                   Overall                                       241          * * * * *
          -----------------------------------------------------------------------------
                   3 year                                        241          * * * * *
          -----------------------------------------------------------------------------
                   5 year                                        193          * * * * *
          -----------------------------------------------------------------------------
                   10 year                                       124          * * * * *
-----------------------------------------------------------------------------------------
ELFUN INCOME -- (Intermediate-Term Bond)
-----------------------------------------------------------------------------------------
                   Overall                                       951          * * * * *
          -----------------------------------------------------------------------------
                   3 year                                        951          * * * *
          -----------------------------------------------------------------------------
                   5 year                                        759          * * * *
          -----------------------------------------------------------------------------
                   10 year                                       364          * * * *
          -----------------------------------------------------------------------------

================================================================================

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

                                                            --------------------
ELFUN FUNDS
3001 SUMMER STREET                                                PRSRT STD
STAMFORD, CT 06905                                              U.S. POSTAGE
                                                                    PAID
                                                              Permit No. 1793
DISTRIBUTOR                                                    Lancaster, PA
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC                                        --------------------

3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900
WWW.GEFUNDS.COM/ELFUN

--------------------------------------------------------------------------------
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

                                                                    ELF 2 (2/07)
--------------------------------------------------------------------------------
ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $30,940 in 2005 and $19,400 in 2006.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2005 and $0 in 2006.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Tax-Exempt Fund

By:   /S/John H. Myers
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/John H. Myers
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, ELFUN FUNDS

Date:  March 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.